VARIABLE ACCUMULATION DESIGNSM

A SURVIVORSHIP FLEXIBLE PREMIUM VARIABLE UNIVERSAL LIFE INSURANCE POLICY issued by

ReliaStar Life Insurance Company and its Select*Life Variable Account

The Policy

· Is issued by ReliaStar Life Insurance Company.

· Is returnable by you during the free look period if you are not satisfied.

Premium Payments

· Are flexible, so the premium amount and frequency may vary.

· Are allocated to the variable account and the fixed account, based on your instructions.

· Are subject to specified fees and charges.

The Policy Value

· Is the sum of your holdings in the fixed account, the variable account and the loan account.

· Has no guaranteed minimum value under the variable account. The value varies with the value of the subaccounts you select.

· Has a minimum guaranteed rate of return for amounts in the fixed account. · Is subject to specified fees and charges, including possible surrender charges.

Death Benefit Proceeds

· Are paid if your policy is in force when the surviving joint insured person dies.

· Are calculated under your choice of options until age 100 of the younger of the joint insured persons: Option 1 - the base death benefit is the greater of the amount of insurance coverage you have selected or your policy value multiplied by the appropriate factor described in Appendix A;

Option 2 - the base death benefit is the greater of the amount of insurance coverage you have selected plus the policy value or your policy value multiplied by the appropriate factor described in Appendix A; or

Option 3 - the base death benefit is the greater of the amount of insurance coverage you have selected plus premiums paid minus withdrawals taken or your policy value multiplied by the appropriate factor described in Appendix A.

· Are equal to the base death benefit plus any rider benefits minus any outstanding policy loans, accrued loan interest and unpaid fees and charges. · Are generally not subject to federal income tax if your policy continues to meet the federal income tax definition of life insurance.

Sales Compensation

· We pay compensation to broker/dealers whose registered representatives sell the policy. See Distribution of the Policy, page 67, for further information about the amount of compensation we may pay.

Fund Managers

Funds managed by the following

investment managers are available through

the policy:

· Alliance Bernstein, L.P.

· Alliance Capital Management, L.P. · BAMCO, Inc.

· BlackRock Investment Management, LLC

· Capital Research and Management

Company

· Columbia Management Advisors, LLC

· Evergreen Investment Management Company, LLC

· Fidelity Management & Research Co. · Ibbotson Associates · ING Clarion Real Estate Securities L.P.

· ING Investment Management Advisors,

B.V.

· ING Investment Management Co.

· J.P. Morgan Investment Management Inc. · Julius Baer Investment Management, LLC · Legg Mason Capital Management, Inc. · Lord, Abbett & Co. LLC

· Marsico Capital Management, LLC

· Massachusetts Financial Services Company · Morgan Stanley Investment Management, Inc. (d/b/a Van Kampen) · Neuberger Berman, LLC

· Neuberger Berman Management Inc. · OppenheimerFunds, Inc.

· Pacific Investment Management Company LLC

· Pioneer Investment Management, Inc. · T. Rowe Price Associates, Inc. · UBS Global Asset Management (Americas) Inc.

· Wells Capital Management, Inc.

This prospectus describes what you should know before purchasing the Variable Accumulation DesignSM survivorship variable universal life insurance policy. Please read it carefully and keep it for future reference. Neither the Securities and Exchange Commission (“SEC”) nor any state securities commission has approved or disapproved of these securities or determined if this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

The policy described in this prospectus is not a deposit with, obligation of or guaranteed or endorsed by any bank, nor is it insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency.

The date of this prospectus is April 30, 2007.

TABLE OF CONTENTS

	Page		Page

POLICY SUMMARY	3	Termination of Coverage	52
The Policy's Features and Benefits	3	TAX CONSIDERATIONS	54
Factors You Should Consider Before		Tax Status of the Company	54
Purchasing a Policy	6	Tax Status of the Policy	55
Fees and Charges	8	Diversification and Investor Control Requirements	55
THE COMPANY, THE VARIABLE		Tax Treatment of Policy Death Benefits	56
ACCOUNT AND THE FIXED ACCOUNT	14	Distributions Other than Death Benefits	56
ReliaStar Life Insurance Company	14	Other Tax Matters	58
The Investment Options	16	ADDITIONAL INFORMATION	60
DETAILED INFORMATION ABOUT		General Policy Provisions	60
THE POLICY	20	Distribution of the Policy	67
Purchasing a Policy	21	Legal Proceedings	70
Fees and Charges	24	Financial Statements	70
Death Benefits	31	APPENDIX A	A-1
Additional Insurance Benefits	36	APPENDIX B	B-1
Policy Value	43	APPENDIX C	C-1
Special Features and Benefits	45	MORE INFORMATION IS AVAILABLE BACK COVER

TERMS TO UNDERSTAND

The following is a list of some of the key defined terms and the page number on which each is defined:

	Page Where		Page Where
Term	Defined	Term	Defined
Age	21	Policy Value	43
Fixed Account	4	Preferred Loans	46
Fixed Account Value	43	Segment or Coverage Segment	31
Loan Account	45	Surrender Value	52
Loan Account Value	45	Valuation Date	43
Monthly Processing Date	26	Variable Account	4
Net Premium	3	Variable Account Value	43
Policy Date	21

“ReliaStar,” “we,” “us,” “our” and the “company” refer to ReliaStar Life Insurance Company. “You” and “your” refer to the policy owner. The owner is the individual, entity, partnership, representative or party who may exercise all rights over the policy and receive the policy benefits during the surviving joint insured person's lifetime.

State Variations - State variations are covered in a special policy form used in that state. This prospectus provides a general description of the policy. Your actual policy and any riders are the controlling documents. If you would like to review a copy of the policy and riders, contact our Customer Service Center or your agent/registered representative.

You may contact us about the policy at our:	ING Customer Service Center P.O. Box 5011 2001 21st Avenue NW Minot, North Dakota 58703 1-877-886-5050 www.ingservicecenter.com

Variable Accumulation DesignSM 2

POLICY SUMMARY

This summary highlights the features and benefits of the policy, the risks that you should consider before purchasing a policy and the fees and charges associated with the policy and its benefits. More detailed information is included in the other sections of this prospectus that should be read carefully before you purchase the policy.

The Policy's Features and Benefits

Premium Payments

· You choose when to pay and how much to pay; but you cannot pay additional premiums after age 100 of the younger of the joint insured persons and we may refuse to accept any premium less than $25.

· You will need to pay sufficient premiums to keep the policy in force. Failure to pay

See Premium Payments, 22.

sufficient premiums may cause your policy to lapse.

· We may refuse any premium that would disqualify your policy as life insurance under Section 7702 of the Internal Revenue Code.

· We deduct a premium expense charge from each premium payment and credit the remaining premium (the “net premium”) to the variable account or the fixed account according to your instructions.

Free Look Period	· During the free look period, you have the right to examine your policy and return it for a refund if you are not satisfied for any reason.
See Free Look Period, page 23.

· The free look period is generally ten days from your receipt of the policy, although certain states may allow more than ten days. The length of the free look period and the free look refund that applies in your state will be stated in your policy.

· During the free look period, your net premium will be allocated to the subaccount that invests in the ING Liquid Assets Portfolio.

· Generally, there are two types of free look refunds:

Some states require a return of all premium we have received; and

Other states require a return of all premium we have received plus any earnings or less any losses attributable to the amount allocated to the money market subaccount.

Temporary Insurance

· If you apply and qualify, we may issue temporary insurance equal to the amount of insurance for which you applied.

· The maximum amount of temporary insurance is $1 million, which includes other in-force coverage you have with us.

See Temporary Insurance, page 24. Death Benefits	· Temporary insurance may not be available in all states. · Death benefits are paid if your policy is in force when the surviving joint insured person dies.
See Death Benefits, page 31.	· Until age 100 of the younger of the joint insured persons, the amount of the death benefit will depend on which death benefit option is in effect when the surviving joint insured person dies.

You may choose between one of three death benefit options:

Option 1 - the base death benefit is the greater of the amount of insurance coverage you have selected or your policy value multiplied by the appropriate factor described in Appendix A;

Option 2 - the base death benefit is the greater of the amount of insurance coverage you have selected plus your policy value or your policy value multiplied by the appropriate factor described in Appendix A; or

Option 3 - the base death benefit is the greater of the amount of insurance coverage you have selected plus premiums paid minus withdrawals taken or your policy value multiplied by the appropriate factor described in Appendix A.

After age 100 of the younger of the joint insured persons, the base death benefit under all options will be the policy value.

We will reduce the death benefit proceeds payable under any death benefit option by any outstanding policy loans, accrued loan interest and unpaid fees and charges.

The death benefit is generally not subject to federal income tax if your policy continues to meet the federal income tax definition of life insurance.

Variable Accumulation DesignSM 3

Death Benefit Guarantees

· Generally, your policy will not lapse as long as your policy value minus any surrender charge, loan amount and unpaid fees and charges (the “surrender value”) is enough to cover the periodic fees and charges, when due.

· However, the policy has three death benefit guarantees which provide that the policy will

See Death Benefit Guarantees, page 35.

not lapse even if the surrender value is not enough to pay the periodic fees and charges,

when due:

The Basic Death Benefit Guarantee is standard on every policy. The length of the guarantee period is specified in your policy and is uniquely determined on a policy-by- policy basis and depends on the issue ages and risk classes of the joint insured persons, the death benefit option and any optional rider benefits. Under this guarantee your policy will not lapse provided your cumulative premium payments, minus any partial withdrawals or loans, are at least equal to the sum of minimum premium payments to the next monthly processing date. There is no charge for this guarantee; The Supplemental Death Benefit Guarantee is standard on every policy. Under this guarantee your policy will not lapse during the Supplemental Death Benefit Guarantee period if on each monthly processing date since the policy date your cumulative premium payments, minus any partial withdrawals or loans, are at least equal to 40% of the sum of minimum premium payments to the next monthly processing date. The supplemental guarantee period begins on the policy date and is equal to the death benefit guarantee period shown in your policy, multiplied by 40% and rounded to the lower whole number of policy years. The supplemental guarantee period may not exceed ten policy years. There is no charge for this guarantee; and The lifetime death benefit guarantee is an optional rider benefit that may be available on new policies issued on or after the later of February 20, 2006, or the date the rider is approved in your state. You may add this rider only when you apply for the policy.

Under this guarantee your policy will not lapse provided your cumulative premium payments, minus any partial withdrawals and loans, are at least equal to the sum of lifetime death benefit guarantee premium payments as shown in your policy to the next monthly processing date. There is no charge for this rider guarantee.

Rider Benefits	· Your policy may include additional insurance benefits, attached by rider. There are two types of rider benefits:
See Additional Insurance Benefits, page 36.

Optional rider benefits that you must select before they are effective; and Rider benefits that automatically come with your policy.

· In many cases, we deduct an additional monthly charge for these benefits. · Not all riders may be available under your policy.

Investment Options

· You may allocate your net premiums to the subaccounts of the Select*Life Variable Account (the “variable account”) and our fixed account.

· The variable account is one of our separate accounts and consists of subaccounts that invest in corresponding funds. When you allocate premiums to a subaccount, we invest

See The Investment Options, page 16.

any net premiums in shares of the corresponding fund.

· Your variable account value will vary with the investment performance of the funds underlying the subaccounts and the charges we deduct from your variable account value. · The fixed account is part of our general account and consists of all of our assets other than those in our separate accounts (including the variable account) and loan account.

· We credit interest of at least 3.00% per year on amounts allocated to the fixed account. · We may, in our sole discretion, credit interest in excess of 3.00%.

Transfers	· You currently may make an unlimited number of transfers between the subaccounts and to the fixed account each policy year. We reserve the right, however, to limit you to 12
See Transfers, page 47.	transfers each policy year, and transfers are subject to any other limits, conditions and restrictions that we or the funds whose shares are involved may impose.

  There are certain restrictions on transfers from the fixed account.
  We currently do not charge for transfers. We reserve the right, however, to charge up to $25 for each transfer.

Variable Accumulation DesignSM 4

Asset Allocation Programs

· Dollar cost averaging is a systematic program of transferring policy values to selected investment options. It is intended to help reduce the risk of investing too much when the price of a fund's shares is high. It also helps to reduce the risk of investing too little when the price of a fund's shares is low.

See Dollar Cost Averaging, page 47.

· Automatic rebalancing is a systematic program through which your variable and fixed account values are periodically reallocated among your selected investment options to maintain the allocation percentages you have chosen.

See Automatic Rebalancing, page 48.

· There is currently no charge to participate in the dollar cost averaging or automatic rebalancing programs, although we reserve the right to assess a charge in the future.

· Neither of these asset allocation programs assures a profit nor do they protect you against a loss in a declining market.

Loans	· You may take loans against your policy's surrender value. We reserve the right to limit borrowing during the first policy year.
See Loans, page 45.

· Generally, a loan must be at least $500 and may not exceed 90% of your surrender value. · When you take a loan from your policy we transfer an amount equal to your loan to the loan account as collateral for your loan. The loan account is part of our general account. · We credit amounts held in the loan account with interest at an annual rate equal to 3.00%. · We also charge interest on loans. Interest is payable in advance and accrues daily at a current annual rate of 4.76%.

· After the tenth policy year, preferred loans are available. For preferred loans interest is payable in advance at an annual rate currently equal to 2.91% (guaranteed not to exceed 3.38%) on the portion of your loan account that is not in excess of the policy value, minus the total of all premiums paid net of all partial withdrawals.

· Loans reduce your policy's death benefit and may cause your policy to lapse.

· Loans may have tax consequences, and you should consult with a qualified tax adviser before taking a loan against your policy’s surrender value.

Partial Withdrawals

· After the first policy year, you may withdraw part of your policy's surrender value. · We currently allow one partial withdrawal each year during policy years two through ten and 12 partial withdrawals each policy year thereafter.

See Partial Withdrawals, Page 51.

· A partial withdrawal must be at least $500.

· In policy years two through 15 you may not withdraw more than 20% of your surrender value.

· We currently charge $10 for each partial withdrawal, but we reserve the right to charge up to $25 for each partial withdrawal.

· Partial withdrawals reduce your policy's base death benefit and policy value.

· Partial withdrawals may also have tax consequences, and you should consult with a qualified tax adviser before taking a partial withdrawal from your policy.

Surrenders	· You may surrender your policy for its surrender value at any time before the death of the surviving joint insured person.
See Surrender, page 52.

· The surrender value of a policy is equal to the policy value minus any surrender charge, loan amount and unpaid fees and charges.

· Surrender charges apply for 15 years from the issue date of your policy and for 15 years after each increase in your insurance coverage. The initial surrender charges are level for the first five years and then decrease uniformly each month to zero at the end of the fifteenth policy year. For any requested increase in your insurance coverage, an additional surrender charge begins at zero, increases uniformly each month until it reaches the maximum after three years and then reduces uniformly each month until it becomes zero at the end of the fifteenth segment year.

Variable Accumulation DesignSM 5

Surrenders (Continued)

· The initial surrender charge rates vary depending on the gender, risk class and age of each of the joint insured persons at issue. Surrender charge rates for increases in your insurance coverage vary depending on the gender, risk class and age of each of the joint insured persons at the time of the increase.

· The surrender charge is neither assessed upon nor reduced because of a requested decrease in your insurance coverage.

· If the surrender charge exceeds the available policy value minus the loan amount and unpaid fees and charges, there will be no proceeds paid to you on surrender.

· All insurance coverage ends on the date we receive your surrender request, in good order. · If you surrender your policy, it cannot be reinstated.

· Surrendering the policy may have tax consequences, and you should consult with a qualified tax adviser before surrendering your policy.

Reinstatement	· Reinstatement means putting a lapsed policy back in force.
· You may reinstate your policy and riders within five years of its lapse if you did not
See Reinstatement, page 53.

surrender your policy, you still own the policy and each joint insured person is still insurable.

· You will need to pay the required reinstatement premium.

· If the Supplemental Death Benefit Guarantee lapses, it cannot be reinstated.

· A policy that is reinstated more than 90 days after lapsing may be considered a modified endowment contract for tax purposes.

· Reinstating your policy may have tax consequences, and you should consult with a qualified tax adviser before reinstating your policy.

Factors You Should Consider Before Purchasing a Policy

The decision to purchase a policy should be discussed with your agent/registered representative. Make sure you understand the policy's investment options, its other features and benefits, its risks and the fees and charges you will incur when, together with your agent/representative, you consider an investment in the policy.

Life Insurance Coverage

· The policy is not a short-term investment and should be purchased only if you need life insurance coverage. Evaluate your need for life insurance coverage before purchasing a policy.

· You should purchase a policy only if you intend and have the financial capability to keep the policy in force for a substantial period of time.

Fees and Charges	· In the early policy years the surrender charge usually exceeds the policy value because the surrender charge is usually more than the cumulative minimum monthly premiums minus
See Fees and Charges, page 24.

policy fees and charges. Therefore, you should purchase a policy only if you intend and have the financial capability to keep the policy in force for a substantial period of time.

· A policy's fees and charges reflect the costs associated with its features and benefits, the services we render, the expenses we expect to incur and the risks we assume under the policy.

· We believe the policy's fees and charges, in the aggregate, are reasonable, but before purchasing a policy you should compare the value that the policy’s various features and benefits and the available services have to you, given your particular circumstances, with the fees and charges associated with those features, benefits and services.

Lapse	· Your policy will not lapse and your insurance coverage under the policy will continue if on any monthly processing date:
See Lapse, page 53.	A death benefit guarantee is in effect; or
Your surrender value is enough to pay the periodic fees and charges when due.

  If you do not meet these conditions, we will send you notice and give you a 61 day grace period to make a sufficient premium payment.
  If you do not make a sufficient premium payment by the end of the 61 day grace period, your life insurance coverage will terminate and your policy will lapse.

Variable Accumulation DesignSM 6

Exchanges	· Replacing your existing life insurance policy(ies) and/or annuity contract(s) with the policy described in this prospectus may not be beneficial to you.
See Purchasing a	· Before purchasing a policy, determine whether your existing policy(ies) and/or contract(s)
Policy, page 21.	will be subject to fees or penalties upon surrender or cancellation.
· Also compare the fees, charges, coverage provisions and limitations, if any, of your existing policy(ies) and/or contract(s) with those of the policy described in this prospectus.

Investment Risk	· You should evaluate the policy's long-term investment potential and risks before purchasing a policy.
See The Variable	· For amounts you allocate to the subaccounts of the variable account:
Account, page 16.	Your values will fluctuate with the markets, interest rates and the performance of the underlying funds;
You assume the risk that your values may decline or not perform to your expectations;
Your policy could lapse without value or you may be required to pay additional premium because of poor fund performance;
Each fund has various investment risks, and some funds are riskier than others;
There is no assurance that any of the funds will achieve its stated investment objective;
and
You should read each fund's prospectus and understand the risks associated with the fund before allocating your premiums to its corresponding subaccount.
· For amounts you allocate to the fixed account:
Interest rates we declare will change over time; and
You assume the risk that interest rates may decline, although never below the guaranteed minimum interest rate of 3.00%.

Taxation	· Under current federal income tax law, death benefits of life insurance policies generally are not subject to income tax. In order for this treatment to apply, the policy must qualify
See TAX	as a life insurance contract. We believe it is reasonable to conclude that the policy will
CONSIDERATIONS,	qualify as a life insurance contract.
page 54.	· Assuming the policy qualifies as a life insurance contract under current federal income tax law, your policy earnings are generally not subject to income tax as long as they remain within your policy. Depending on your circumstances, however, the following events may have tax consequences for you:
	Reduction in the amount of your insurance coverage	Partial withdrawals
	Loans	Surrender
	Lapse	Reinstatement
· In addition, if your policy is a modified endowment contract, a partial withdrawal, surrender or a loan against or secured by the policy will cause income taxation to the extent of any gain in the policy. A penalty tax may be imposed on a distribution from a modified endowment contract as well.
· There is always the possibility that the tax treatment of the policy could be changed by legislation or otherwise. You should consult a qualified tax adviser with respect to legislative developments and their effect on the policy.
· Consult with a qualified legal or tax adviser before you purchase a policy.

Sales	· We pay compensation to broker/dealers whose registered representatives sell the policy.
Compensation	· Broker/dealers may be able to choose to receive compensation under various payment options, but their choice will not affect the fees and charges you will pay for the policy.
See Distribution of the	· We generally pay more compensation on premiums paid for base insurance coverage than
Policy, page 67.	we do on premiums paid for coverage under a term rider. Discuss with your agent/registered representative the right blend of base coverage and term rider coverage for you.

Other Products	· We and our affiliates offer other insurance products that may have different features, benefits, fees and charges. These other products may better match your needs.

  Contact your agent/registered representative if you would like information about these other products.

Variable Accumulation DesignSM 7

Fees and Charges

The following tables describe the fees and charges you will pay when buying, owning and surrendering the policy.

Transaction Fees and Charges. The following table describes the fees and charges you will pay at the time you buy the policy, make a partial withdrawal, surrender the policy, transfer your policy value between investment options or make certain other transactions. See Transaction Fees and Charges, page 25.

Charge	When Deducted	Amount Deducted

Premium Expense	· Deducted when you make a	· 6.25% of each premium payment - guaranteed.
Charge	premium payment.	· 6.25% of each premium payment made in policy
years 1 - 10, and lower thereafter - current.

Partial Withdrawal	· Deducted when you take a	· $25 - maximum.
Fee	partial withdrawal.	· $10 - current.

Surrender	· Deducted when you surrender or	· Maximum rates - $47.82 per $1,000 of insurance
Charge [1]	lapse your policy during the first	coverage.
	15 policy years (or 15 years from	· Minimum rates - $11.83 per $1,000 of insurance
	an increase in your insurance	coverage.
	coverage).	· Rates for representative joint insured persons -
$28.85 per $1,000 of insurance coverage. The
representative joint insured persons are a male, age
55, and a female, age 55, in the preferred no
tobacco risk class, with an amount of insurance
coverage in effect of $250,000.

Transfer Charge	· Deducted each time you make a	· $25 - maximum.
	transfer between investment	· $0 - current.
options.

Excess Illustration	· Deducted each time you request	· $50 - maximum.
Fee	an illustration after the first each	· $0 - current.
policy year.

Excess Annual	· Deducted each time you request	· $50 - maximum.
Policy Report Fee	an annual policy report after the	· $0 - current.
first each policy year.

Overloan Lapse	· On the monthly processing date	· 3.50% of the policy value. [2]
Protection Rider	on or next following the date we
receive your request to exercise
the rider benefit.

1	The rates shown are for the first segment year. The surrender charge rates that apply to you depend on the gender, age and risk class of each joint insured person. The rates for the representative joint insured persons listed above may be more or less than you will pay, and you should contact your agent/registered representative for information about the rates that apply to you. The surrender charge remains level for the first five years and then decreases uniformly each month to zero at the end of the fifteenth policy year. For any requested increase in your insurance coverage, the surrender charge begins at zero and increases uniformly each month to the maximum after three years and then reduces uniformly each month to zero at the end of the fifteenth segment year.

2	Your policy value is the sum of your holdings in the fixed account, the variable account and the loan account.

Variable Accumulation DesignSM 8

Periodic Fees and Charges. The following table describes the fees and charges you will pay each month on the monthly processing date, not including fund fees and expenses. See Periodic Fees and Charges, page 26; and Loan Interest, page 45.

Charge	When Deducted	Amount Deducted

Cost of Insurance	· On the monthly processing	· Maximum Rates per $1,000 of insurance coverage -
Charge [3]	date.	$2.68 - guaranteed.
$0.67 - current.
· Minimum Rates per $1,000 of insurance coverage -
$0.01 - current and guaranteed.
· Rates for representative joint insured persons -
$0.01 per $1,000 of insurance coverage. The
representative joint insured persons are a male, age
55, and a female, age 55, in the preferred no tobacco
risk class, with an amount of insurance coverage in
effect of $250,000.

Administrative	· On the monthly processing	· $12 - guaranteed.
Charge	date.	· $8.25 - current.

3	The minimum and maximum rates shown are for joint insured persons in the standard risk class. All rates shown are for the first policy year. The rates have been rounded to the nearest penny. Consequently, the actual rates are either more or less than these rounded rates. The cost of insurance rates that apply depend on the amount of insurance coverage and each joint insured person's age at issue and each joint insured person's age on the effective date of an increase in your insurance coverage, gender and risk class. The cost of insurance rates generally increase each year after the first segment year. Separate cost of insurance rates apply to each segment of your insurance coverage. A segment or coverage segment is a block of insurance coverage. The rates for the representative joint insured persons listed above may be more or less than you will pay, and you should contact your agent/registered representative for information about the rates that apply to you. The guaranteed maximum cost of insurance rate for joint insured persons in the substandard risk class is $83.33 per $1,000 of insurance coverage.

Variable Accumulation DesignSM 9

Periodic Fees and Charges, continued

Charge	When Deducted	Amount Deducted

Monthly Amount	· On the monthly processing date	For policies with policy dates prior to
Charge [4]	during the first 20 policy years	February 20, 2006 -
	(or for 20 years following an	· Maximum rates - $0.68 per $1,000 of insurance
	increase in your insurance	coverage.
	coverage).	· Minimum rates - $0.07 per $1,000 of insurance
coverage.
· Rates for representative joint insured persons -
$0.16 per $1,000 of insurance coverage. The
representative joint insured persons are a male, age
55, and a female, age 55, in the preferred no
tobacco risk class, with an amount of insurance
coverage in effect of $250,000.

For policies with policy dates on or after February 20, 2006 -

  Maximum rates - $0.68 per $1,000 of insurance coverage.
  Minimum rates - $0.07 per $1,000 of insurance coverage.
  Rates for representative joint insured persons - $0.16 per $1,000 of insurance coverage. The representative joint insured persons are a male, age 55, and a female, age 55, in the preferred no tobacco risk class, with an amount of insurance coverage in effect of $250,000.
Mortality &	· On the monthly processing date	For policies with policy dates prior to February 20,
Expense Risk	during the first ten policy years.	2006 -

Charge [5]	· 0.08% (0.90% annually) of variable account value
in policy years 1-10, and lower thereafter.

For policies with policy dates on or after February 20, 2006 -

  0.08% (0.90% annually) of variable account value in policy years 1 - 5, and lower thereafter.
Loan Interest	· Payable in advance at the time	· 4.76% annually of the amount held in the loan
Charge	you take a loan and each policy	account for non-preferred loans.
	year thereafter.	· 2.1% (guaranteed not to exceed 3.38%) annually of
the amount held in the loan account for preferred
loans.

4	The minimum and maximum rates shown are for joint insured persons in the standard risk class. All rates shown are for the first policy year. The rates have been rounded to the nearest penny. Consequently, the actual rates are either more or less than these rounded rates. The monthly amount charge rates that apply depend on the amount of insurance coverage and each joint insured person's age at issue and each joint insured person's age on the effective date of an increase in your insurance coverage, gender and risk class. Separate monthly amount charge rates apply to each segment of your insurance coverage. A segment or coverage segment is a block of insurance coverage. The rates for the representative joint insured persons listed above may be more or less than you will pay, and you should contact your agent/registered representative for information about the rates that apply to you.

For policies with policy dates on or after February 20, 2006, lower monthly amount charge rates may be available for policies where the base insurance coverage amount is $1 million or more.

5	The current monthly mortality and expense risk charge rate is rounded to the nearest one hundredth of one percent. See Mortality and Expense Risk Charge, page 28, for the monthly rate without rounding.

Variable Accumulation DesignSM 10

Optional Rider Fees and Charges. The following table describes the charges you will pay if you elect any of the optional rider benefits. See Rider Fees and Charges, page 28.

Rider	When Deducted	Amount Deducted

Additional Insured	· On the monthly processing date.	· Maximum Rates per $1,000 of rider benefit -
Rider [6]		$7.58 - guaranteed.
$4.28 - current.
· Minimum Rates per $1,000 of rider benefit -
$0.08 - guaranteed.
$0.06 - current.
· Rates for a representative additional insured person
per $1,000 of rider benefit -
$0.69 - guaranteed.
$0.35 - current.
The representative additional insured person is
a male age 55 in the preferred no tobacco risk
class.

Four Year Term	· On the monthly processing date.	· Maximum Rates per $1,000 of rider benefit -
Insurance Rider [7]		$2.68- guaranteed.
$0.29 - current.
· Minimum Rates per $1,000 of rider benefit -
$0.02 - current and guaranteed.
· Rates for representative joint insured persons -
$0.02 per $1,000 of insurance coverage. The
representative joint insured persons are a male, age
55, and a female, age 55, in the preferred no
tobacco risk class, with an amount of insurance
coverage in effect of $250,000.

Survivorship Term	· On the monthly processing date.	· Maximum Rates per $1,000 of rider benefit -
Rider[7]		$2.68 - guaranteed.
$0.35 - current.
· Minimum Rates per $1,000 of rider benefit -
$0.02 - current and guaranteed.
· Rates for representative joint insured persons -
$0.02 per $1,000 of insurance coverage. The
representative joint insured persons are a male, age
55, and a female, age 55, in the preferred no
tobacco risk class, with an amount of insurance
coverage in effect of $250,000.

6	The rates shown are for the first policy year. Some rates have been rounded to the nearest penny, and consequently the actual rates may be either more or less than these rounded rates. The rates for this rider depend on the insured person's age at issue, gender and risk class (where applicable) and generally increase each year after the first policy year. The rates for the representative insured person listed above may be more or less than you will pay, and you should contact your agent/registered representative for information about the rates that apply to you.

7	The rates shown are for the first policy year. Some rates have been rounded to the nearest penny, and consequently the actual rates may be either more or less than these rounded rates. The rates for these riders depend on each joint insured person's age at issue, gender and risk class (where applicable) and generally increase each year after the first policy year. The rates for the representative joint insured persons listed above may be more or less than you will pay, and you should contact your agent/registered representative for information about the rates that apply to you.

Variable Accumulation DesignSM 11

Fund Fees and Expenses. The following table shows the minimum and maximum total gross annual fund expenses that you may pay during the time you own the policy. Fund expenses vary from fund to fund and may change from year to year. Total gross annual fund expenses are deducted from amounts that are allocated to the fund. They include management fees and other expenses and may include distribution (12b-1) fees. If a fund is structured as a “fund of funds,” total gross annual fund expenses also include the fees associated with the funds in which it invests. Other expenses may include service fees that may be used to compensate service providers, including the company and its affiliates, for administrative and policy owner services provided on behalf of the fund. Distribution (12b-1) fees are used to finance any activity that is primarily intended to result in the sale of fund shares. For more detail about a fund’s fees and expenses, review the fund’s prospectus. See also Fund Fees and Expenses, page 29. For a list of the “fund of funds” available through the policy, see the chart of funds available through the variable account on page 17.

	Minimum	Maximum
Total Gross Annual Fund Expenses[8] (deducted from fund assets)	0.27%	1.93%

___________________

8 Some funds which are available through the Policy have contractual arrangements to waive and/or reimburse certain fund fees and expenses. The minimum and maximum total gross annual fund expenses shown above do not reflect any of these waiver and/or reimbursement arrangements.

Variable Accumulation DesignSM 12

How the Policy Works

Your Premium

You make a premium		deduct from each premium
	payment.	º We

payment:
· Premium Expense Charge.
Net Premium	Ä
We allocate the net premium
to the investment options you
choose.

¼	¼

Variable Account
Fixed Account	Amounts you allocate
Amounts you allocate		The funds deduct:
are held in our general	are held in subaccounts	º · Investment Management Fees.
of the variable account.
account and earn a		· Other expenses.
The subaccounts invest
fixed rate of interest.	in the funds.

We deduct transaction fees and
º charges from your policy value:
	¼	· Partial Withdrawal Fee.

Policy Value		· Surrender Charge.
Your policy value equals the		· Transfer Charge.
sum of your fixed account,		· Excess Illustration Fee.
variable account and loan
account values.		· Excess Annual Report Fee.

²
|
¼

Loan Account		º We deduct periodic fees and charges
Amount set aside as collateral		from your policy value:
for policy loans.		· Cost of Insurance Charge.

²		· Administrative Charge.

· Monthly Amount Charge.

	¼	· Mortality and Expense Risk Charge.

Interest Credited
We credit interest	Interest Charged
We charge interest on
on the amount held		We deduct fees and charges from
your loan amount.
in the loan account.		your policy value for the optional

º rider benefits you select.

Variable Accumulation DesignSM 13

THE COMPANY, THE VARIABLE ACCOUNT AND THE FIXED ACCOUNT

ReliaStar Life Insurance Company

We are a stock life insurance company organized in 1885 and incorporated under the laws of the State of Minnesota. We are admitted to do business in the District of Columbia and all states except New York. Our headquarters is at 20 Washington Avenue South, Minneapolis, Minnesota 55401.

We are a wholly owned indirect subsidiary of ING Groep N.V., a global financial institution active in the fields of insurance, banking and asset management. ING Groep N.V. is headquartered in Amsterdam, The Netherlands. Although we are a subsidiary of ING Groep N.V., ING Groep N.V. is not responsible for the obligations under the policy. The obligations under the policy are solely the responsibility of ReliaStar Life Insurance Company.

We are also a charter member of the Insurance Marketplace Standards Association (“IMSA”). Companies that belong to IMSA subscribe to a rigorous set of standards that cover the various aspects of sales and service for individually sold life insurance and annuities. IMSA members have adopted policies and procedures that demonstrate a commitment to honesty, fairness and integrity in all customer contacts involving sales and service of individual life insurance and annuity products.

Regulatory Developments -- The Company and the Industry

As with many financial services companies, ReliaStar and its affiliates have received informal and formal requests for information from various state and federal governmental agencies and self-regulatory organizations in connection with inquiries and investigations of the products and practices of the financial services industry. In each case, the company and its affiliates have been and are providing full cooperation.

Insurance and Retirement Plan Products and Other Regulatory Matters. The New York Attorney General (the “NYAG”), other federal and state regulators and self-regulatory agencies are also conducting broad inquiries and investigations involving the insurance and retirement industries. These initiatives currently focus on, among other things, compensation, revenue sharing, and other sales incentives; potential conflicts of interest; potential anti-competitive activity; reinsurance; marketing practices; specific product types (including group annuities and indexed annuities); and disclosure. It is likely that the scope of these industry investigations will further broaden before they conclude. The company and certain of its U.S. affiliates have received formal and informal requests in connection with such investigations, and are cooperating fully with each request. Some of these matters could result in regulatory action involving the company or certain of its U.S. affiliates.

These initiatives also may result in new legislation and regulation that could significantly affect the financial services industry, including businesses in which the company is engaged.

In light of these and other developments, U.S. affiliates of ING, including the company, periodically review whether modifications to their business practices are appropriate.

Variable Accumulation DesignSM 14

Investment Product Regulatory Issues. Since 2002, there has been increased governmental and regulatory activity relating to mutual funds and variable insurance products. This activity has primarily focused on inappropriate trading of fund shares; directed brokerage; compensation; sales practices, suitability and supervision; arrangements with service providers; pricing; compliance and controls; adequacy of disclosure; and document retention.

In addition to responding to governmental and regulatory requests on fund trading issues, ING management, on its own initiative, conducted, through special counsel and a national accounting firm, an extensive internal review of mutual fund trading in ING insurance, retirement and mutual fund products. The goal of this review was to identify any instances of inappropriate trading in those products by third parties or by ING investment professionals and other ING personnel.

The internal review identified several isolated arrangements allowing third parties to engage in frequent trading of mutual funds within the variable insurance and mutual fund products of certain subsidiaries of ING, and identified other circumstances where frequent trading occurred despite measures taken by ING intended to combat market timing. Each of the arrangements has been terminated and disclosed to regulators, to the independent trustees of ING Funds (U.S.) and in reports previously filed by affiliates of the company with the SEC pursuant to the Securities Exchange Act of 1934, as amended.

Action may be taken by regulators with respect to the company or certain affiliates before investigations relating to fund trading are completed. The potential outcome of such action is difficult to predict but could subject the company or certain affiliates to adverse consequences, including, but not limited to, settlement payments, penalties and other financial liability. It is not currently anticipated, however, that the actual outcome of such action will have a material adverse effect on ING or ING's U.S.-based operations, including the company.

ING has agreed to indemnify and hold harmless the ING Funds from all damages resulting from wrongful conduct by ING or the employees of its subsidiaries or from ING's internal investigation, any investigations conducted by any governmental or self-regulatory agencies, litigation or other formal proceedings, including any proceedings by the SEC. Management reported to the ING Funds Board that ING management believes that the total amount of any indemnification obligations will not be material to ING or ING's U.S.-based operations, including the company.

Product Regulation.  Our products are subject to a complex and extensive array of state and federal tax, securities and insurance laws, and regulations, which are administered and enforced by a number of governmental and self-regulatory authorities.  Specifically, U.S. federal income tax law imposes certain requirements relating to product design, administration, and investments that are conditions for beneficial tax treatment of such products under the Internal Revenue Code.  See Tax Considerations, page 54, for further discussion of some of these requirements.  Failure to administer certain product features could affect such beneficial tax treatment.  In addition, sate and federal securities and insurance laws impose requirements relating to insurance product design, offering and distribution, and administration.  Failure to meet any of these complex tax, securities, or insurance requirements could subject the company to administrative penalities, unanticipated remediation, or other claims and costs.

Variable Accumulation DesignSM 15

The Investment Options

You may allocate your premium payments to any of the available investment options. These options include the subaccounts of the variable account and the fixed account. The investment performance of a policy depends on the performance of the investment options you choose.

The Variable Account

We established the Select*Life Variable Account (the “variable account”) on October 11, 1984, as one of our separate accounts under the laws of the State of Minnesota. It is a unit investment trust, registered with the SEC under the Investment Company Act of 1940, as amended (“1940 Act”).

We own all of the assets of the variable account and are obligated to pay all amounts due under a policy according to the terms of the policy. Income, gains and losses credited to, or charged against, the variable account reflect the investment experience of the variable account and not the investment experience of our other assets. Additionally, Minnesota law provides that we cannot charge the variable account with liabilities arising out of any other business we may conduct. This means that if we ever became insolvent, the variable account assets will be used first to pay variable account policy claims. Only if variable account assets remain after these claims have been satisfied can these assets be used to pay owners of other policies and creditors.

The variable account is divided into subaccounts. Each subaccount invests in a corresponding fund. When you allocate premium payments to a subaccount, you acquire accumulation units of that subaccount. You do not invest directly in or hold shares of the funds when you allocate premium payments to the subaccounts of the variable account.

Funds Available Through the Variable Account. The following chart lists the funds that are available through the variable account. For additional information about each fund’s investment adviser/subadviser and investment objective, see Appendix B to this prospectus. More detailed information about each fund can be found in each fund’s current prospectus.

Variable Accumulation DesignSM 16

  American Funds - Growth Fund (Class 2)
  American Funds - Growth-Income Fund (Class 2)
  American Funds - International Fund (Class 2)
  Fidelity® VIP Contrafund® Portfolio (Initial Class)
  Fidelity® VIP Equity-Income Portfolio (Initial Class)
  ING AllianceBernstein Mid Cap Growth Portfolio (Class I)
  ING BlackRock Large Cap Growth Portfolio (Class I)
  ING Evergreen Health Sciences Portfolio (Class I)
  ING Evergreen Omega Portfolio (Class I)
  ING FMRSM Diversified Mid Cap Portfolio (Class I)
  ING FMRSM Large Cap Growth Portfolio (Class I)
  ING Global Resources Portfolio (Class I)
  ING JPMorgan Emerging Markets Equity Portfolio (Class I)
  ING JPMorgan Small Cap Core Equity Portfolio (Class I)
  ING JPMorgan Value Opportunities Portfolio (Class I)
  ING Julius Baer Foreign Portfolio (Class I)
  ING Legg Mason Value Portfolio (Class I)
  ING Lifestyle Aggressive Growth Portfolio (Class I)*
  ING Lifestyle Growth Portfolio (Class I)*
  ING Lifestyle Moderate Growth Portfolio (Class I)*
  ING Lifestyle Moderate Portfolio (Class I)*
  ING Limited Maturity Bond Portfolio (Class S)
  ING Liquid Assets Portfolio (Class I)
  ING MarketStyle Growth Portfolio (Class I)*
  ING MarketStyle Moderate Growth Portfolio (Class I)*
  ING MarketStyle Moderate Portfolio (Class I)*
  ING Marsico Growth Portfolio (Class I)
  ING Marsico International Opportunities Portfolio (Class I)
  ING MFS Total Return Portfolio (Class I)
  ING MFS Utilities Portfolio (Class S)
  ING Oppenheimer Main Street Portfolio® (Class I)
  ING Pioneer Fund Portfolio (Class I)
  ING Pioneer Mid Cap Value Portfolio (Class I)
  ING Stock Index Portfolio (Class I)
  ING T. Rowe Price Capital Appreciation Portfolio (Class I)
  ING T. Rowe Price Equity Income Portfolio (Class I)
  ING UBS U.S. Allocation Portfolio (Class S)
  ING Van Kampen Growth and Income Portfolio (Class S)
  ING VP Index Plus International Equity Portfolio (Class S)
  ING Wells Fargo Small Cap Disciplined Portfolio (Class I)
  ING Baron Small Cap Growth Portfolio (I Class)
  ING Columbia Small Cap Value II Portfolio (I Class)
  ING JP Morgan Mid Cap Value Portfolio (I Class)
  ING Lord Abbett U.S. Government Securities Portfolio (I Class)
  ING Neuberger Berman Partners Portfolio (I Class)
  ING Neuberger Berman Regency Portfolio (I Class)
  ING Oppenheimer Global Portfolio (I Class)
  ING Oppenheimer Strategic Income Portfolio (S Class)
  ING PIMCO Total Return Portfolio (I Class)
  ING T. Rowe Price Diversified Mid Cap Growth Portfolio (I Class)
  ING UBS U.S. Large Cap Equity Portfolio (I Class)
  ING Van Kampen Comstock Portfolio (I Class)
  ING Van Kampen Equity and Income Portfolio (I Class)
  ING VP Balanced Portfolio (Class I)
  ING VP Index Plus LargeCap Portfolio (Class I)
  ING VP Index Plus MidCap Portfolio (Class I)
  ING VP Index Plus SmallCap Portfolio (Class I)
  ING VP Intermediate Bond Portfolio (Class I)
  ING VP High Yield Bond Portfolio (Class I)
  ING VP Real Estate Portfolio (Class S)
  ING VP SmallCap Opportunities Portfolio (Class I)
  Neuberger Berman AMT Socially Responsive Portfolio® (Class I)
*	These funds are structured as “fund of funds.” See the Fund Fees and Expenses table on page 12, and the Fund Fees and Expenses section on page 29 for more information about “fund of funds.”

Variable Accumulation DesignSM 17

See Appendix B to this prospectus for more information about the funds available through the variable account, including information about each fund’s investment adviser/subadviser and investment objective. Please read and retain the fund prospectuses for more information about each fund’s fee’s and expenses, investment objective and policies and the risks associated with investing in the fund.

A fund available through the variable account is not the same as a retail mutual fund with the same or similar name. Accordingly, the management, fees and expenses and performance of a fund is likely to differ from a similarly named retail mutual fund.

Voting Privileges. We invest each subaccount's assets in shares of a corresponding fund. We are the legal owner of the fund shares held in the variable account, and we have the right to vote on certain issues. Among other things, we may vote on issues described in the fund's current prospectus or issues requiring a vote by shareholders under the 1940 Act.

Even though we own the shares, we give you the opportunity to tell us how to vote the number of shares attributable to your policy. We count fractional shares. If you have a voting interest, we send you proxy material and a form on which to give us your voting instructions.

Each fund share has the right to one vote. The votes of all fund shares are cast together on a collective basis, except on issues for which the interests of the funds differ. In these cases, voting is on a fund-by-fund basis.

Examples of issues that require a fund-by-fund vote are changes in the fundamental investment policy of a particular fund or approval of an investment advisory agreement.

We vote the shares in accordance with your instructions at meetings of the fund's shareholders. We vote any fund shares that are not attributable to policies and any fund shares for which the owner does not give us instructions in the same proportion as we vote the shares for which we did receive voting instructions.

We reserve the right to vote fund shares without getting instructions from policy owners if the federal securities laws, regulations or their interpretations change to allow this.

You may instruct us only on matters relating to the funds corresponding to those subaccounts in which you have invested assets as of the record date set by the fund's Board for the shareholders meeting. We determine the number of fund shares in each subaccount of your policy by dividing your variable account value in that subaccount by the net asset value of one share of the matching fund.

Variable Accumulation DesignSM 18

Right to Change the Variable Account. Subject to state and federal law and the rules and regulations thereunder, we may, from time to time, make any of the following changes to our variable account with respect to some or all classes of policies:

Change the investment objective;

Offer additional subaccounts that will invest in funds we find appropriate for policies we issue;

Eliminate subaccounts;

Combine two or more subaccounts;

Close subaccounts. If a subaccount is closed or otherwise is unavailable for new investment, unless you provide us with alternative allocation instructions, all future premiums directed to the subaccount that was closed or is unavailable may be automatically allocated among the other subaccounts in which your policy value is allocated, on a proportionate basis. You may give us alternative allocation instructions at any time by contacting our Customer Service Center. See also the Transfers section of this prospectus, page 47, for information about making subaccount allocation changes;

Substitute a new fund for a fund in which a subaccount currently invests. A substitution may become necessary if, in our judgment:

A fund no longer suits the purposes of your policy;

There is a change in laws or regulations;

There is a change in the fund's investment objectives or restrictions;

The fund is no longer available for investment; or

Another reason we deem a substitution is appropriate.

In the case of a substitution, the new fund may have different fees and charges than the fund it replaced;

Transfer assets related to your policy class to another separate account;

Withdraw the variable account from registration under the 1940 Act;

Operate the variable account as a management investment company under the 1940 Act;

Cause one or more subaccounts to invest in a fund other than, or in addition to, the funds currently available;

Stop selling the policy;

End any employer or plan trustee agreement with us under the agreement’s terms;

Limit or eliminate any voting rights for the variable account;

Make any changes required by the1940 Act or its rules or regulations; or

Close a subaccount to new investments.

We will not make a change until it is effective with the SEC and approved by the appropriate state insurance departments, if necessary. We will notify you of changes. If you wish to transfer the amount you have in the affected subaccount to another rsubaccount or to the fixed account, you may do so free of charge. Just notify us at our Customer Service Center.

Variable Accumulation DesignSM 19

The Fixed Account

You may allocate all or a part of your net premium and transfer your policy value into the fixed account. We declare the interest rate that applies to all amounts in the fixed account. This interest rate is never less than 3.00% . Interest compounds daily at an effective annual rate that equals the declared rate. We credit interest to the fixed account on a daily basis. We pay interest regardless of the actual investment performance of our general account. We bear all of the investment risk for the fixed account.

Your fixed account value equals the net premium you allocate to the fixed account, plus interest earned, minus amounts you transfer out or withdraw. It may be reduced by fees and charges assessed against your policy value.

The fixed account guarantees principal and is part of our general account. The general account supports our non-variable insurance and annuity obligations. We have not registered interests in the fixed account under the Securities Act of 1933, as amended (“1933 Act”). Also, we have not registered the fixed account or the general account as an investment company under 1940 Act (because of exemptive and exclusionary provisions). This means that the general account, the fixed account and interests in it are generally not subject to regulation under these Acts.

The SEC staff has not reviewed the disclosures in this prospectus relating to the general account and the fixed account. These disclosures, however, may be subject to certain requirements of the federal securities law regarding accuracy and completeness of statements made.

DETAILED INFORMATION ABOUT THE POLICY

This prospectus describes our standard Variable Accumulation DesignSM survivorship variable universal life insurance policy. The policy provides death benefits, cash values and other features of traditional life insurance contracts. There may be variations in policy features, benefits and charges because of requirements of the state where we issue your policy. We describe all such differences in your policy.

If you would like to know about state variations, please ask your agent/registered representative. We can provide him/her with the list of variations that will apply to your policy.

We and our affiliates offer various other products with different features and terms than the policy offered through this prospectus, and that may offer some or all of the same funds. These products have different benefits, fees and charges, and may or may not better match your needs. Please note that some of the company's management personnel and certain other employees may receive a portion of their employment compensation based on the amount of policy values allocated to funds affiliated with ING. You should be aware that there may be alternative products available, and, if you are interested in learning more about these other products, contact our Customer Service Center or your agent/registered representative.

Variable Accumulation DesignSM 20

Purchasing a Policy

To purchase a policy both individuals applying for coverage must submit an application to us. On that application both individuals will, among other things, select:

  The amount of insurance coverage (which generally must be at least $250,000);
  The initial death benefit option; and
  Any riders or optional benefits.

Additionally, on the application both individuals will provide us with certain health and other necessary information. Upon receipt of an application, we will follow our underwriting procedures to determine whether the proposed insured persons are insurable by us. Before we can make this determination, we may need to request and review medical examinations of and other information about the proposed insured persons. Through our underwriting process, we also determine the risk class for the insured persons if the application is accepted. Risk class is based on such factors as age, gender, health and occupation of the insured persons. Risk class will impact the cost of insurance rates you will pay and may also affect premiums and other policy fees, charges and benefits.

We reserve the right to reject an application for any reason permitted by law. If an application is rejected, any premium received will be returned without interest.

On the date coverage under the policy begins (the “policy date”), the persons on whose lives we issue the policy (the “joint insured persons”) generally can be no more than age 85. “Age” under the policy means each joint insured person's age at the last birthday determined as of the beginning of each policy year. “Average age” under the policy means the sum of each joint insured person's age divided by two and rounded to the higher age. From time to time, we may accept an insured person whose age exceeds our normal maximum age limit. We will not unfairly discriminate in determining the maximum age at issue. All exceptions to our normal limits are dependent upon our ability to obtain acceptable reinsurance coverage for our risk with an older insured.

You may request that we back-date the policy up to six months to allow the insured persons to give proof of a younger age for the purposes of your policy. Except for cash on delivery policies, we generally will not reissue a policy to change the policy date.

Important Information About Term Riders. It may be to your economic advantage to include all or part of your insurance coverage under a term rider. Working with your agent/registered representative, consider the factors described in the Optional Rider Benefits section of this prospectus, page 37, when deciding whether to include coverage under a term rider and in what proportion to the total amount of coverage under your policy.

Variable Accumulation DesignSM 21

Premium Payments

Premium payments are flexible and you may choose the amount and frequency of premium payments, within limits, including:

  We may refuse to accept any premium less than $25;
  You cannot pay additional premiums after age 100 of the younger of the joint insured persons;
  We may refuse any premium that would disqualify your policy as life insurance under Section 7702 of the Internal Revenue Code;
  We may refuse any premium that would cause your policy to become a modified endowment contract under Section 7702A of the Internal Revenue Code without your prior written acknowledgement accepting your policy as a modified endowment contract; and
  We may refuse to accept any premium that does not comply with our anti-money laundering program. See Anti-Money Laundering, page 62.

After we deduct the premium expense charge from your premium payments, we apply the remaining net premium to your policy as described below.

A premium payment is received by us when it is received at our offices. After you have paid your minimum initial premium, we suggest you send payments directly to us, rather than through your agent/registered representative, to assure the earliest crediting date.

Insurance coverage does not begin until we receive your minimum initial premium. The minimum initial premium is generally equal to at least the minimum premiums for the first three months. The minimum premium is based on monthly rates that vary according to each joint insured person's gender, risk class and age. Optional rider benefits have their own minimum premium rates. If you authorize premiums to be paid by electronic funds transfer, we will issue a policy upon receipt of the minimum premium for the first month and the required completed electronic funds transfer forms.

Your policy will indicate the minimum premium that applies to you. You are not required to pay the minimum premium, but payment of the minimum premium will keep your policy in force during either the basic or Supplemental Death Benefit Guarantee period.

See Death Benefit Guarantees, page 35. Payment of the minimum premium may or may not be enough to keep your policy in force beyond either the basic or the Supplemental Death Benefit Guarantee period.

Premium Payments Affect Your Coverage. During any applicable death benefit guarantee period, the death benefit guarantee lasts only if your cumulative premium payments to the next monthly processing date, minus any partial withdrawals or loans, are at least equal to the sum of minimum premium payments applicable to the guarantee. If they are not and your surrender value is not enough to pay the periodic fees and charges, when due, then your policy will enter the 61-day grace period and you must make a sufficient premium payment to avoid lapse and loss of insurance coverage. See Lapse, page 53.

Variable Accumulation DesignSM 22

Allocation of Net Premium. Until your initial net premium is allocated as described below, we hold premiums in a general suspense account. Premiums held in this suspense account do not earn interest.

We apply the initial net premium to your policy after all of the following conditions have been met:

  We receive the required initial minimum premium;
  All issue requirements have been received by our Customer Service Center; and
  We approve your policy for issue.

We allocate your initial net premium in the subaccount that invests in the ING Liquid Assets Portfolio on the valuation date next following your policy date. We later transfer the amount held in this subaccount to the fixed account and the available subaccounts that you have selected based on your most recent premium allocation instructions. This transfer will generally occur on the sixteenth day following your policy date.

All net premiums we receive after this period are allocated to your policy on the valuation date of receipt in good order. We will use your most recent premium allocation instructions specified in whole percentages totaling 100%. If your most recent premium allocation instructions includes a fund that corresponds to a subaccount that is closed to new investment or is otherwise unavailable, net premium received that would have been allocated to the subaccount corresponding to the closed or otherwise unavailable fund may be allocated among all the other available subaccounts in which your policy value is allocated, on a proportionate basis. If there are no other such subaccounts, you must provide us with alternative allocation instructions or the premium payment will be returned to you. Your failure to provide us with alternative allocation instructions and our return of your premium payment(s) may result in your policy entering the 61 day grace period and/or your policy lapsing without value. See Lapse, page 53

Free Look Period

You have the right to examine your policy and return it to us (for any reason) within the period shown in the policy. The period during which you have this right is called the free look period and starts on the date you receive your policy. If you return your policy to us within the free look period, we cancel it as of your policy date.

If you cancel your policy during the free look period you will receive a refund as determined by state law. Generally, there are two types of free look refunds:

  Some states require a return of all premium we have received; and
  Other states require a return of all premium we have received plus any earnings or less any losses attributable to the amount held in the money market subaccount.

The free look refund that applies in your state will be set forth in your policy.

Variable Accumulation DesignSM 23

Temporary Insurance

If you apply and qualify, we may issue temporary insurance in an amount equal to the amount of insurance for which you applied, up to $1 million, which includes other in-force coverage you have with us.

Temporary insurance coverage begins when all of the following events have occurred:

  You have completed and signed our temporary insurance coverage form;
  We have received and accepted a premium payment of at least your minimum initial premium (selected on your application); and
  The necessary parts of the application are complete.

Unless otherwise provided by state law, temporary insurance coverage ends on the earliest of:

  The date we return your premium payments;
  Five days after we mail notice of termination to the address on your application;
  Your policy date;
  The date we refuse to issue a policy based on your application; or
  90 days after you sign our temporary life insurance coverage form.

There is no death benefit under the temporary insurance coverage if any of the following events occurs:

  There is a material misrepresentation in your answers on the temporary insurance coverage form;
  There is a material misrepresentation in statements on your application;
  The person or persons intended to be insured die by suicide or self-inflicted injury; or
  The bank does not honor your premium check.

During the period of temporary insurance coverage your premium payments are held by us in a general suspense account until underwriting is completed and the policy is issued or the temporary insurance coverage otherwise ends. Premiums held in this suspense account do not earn interest and they are not allocated to the investment options available under the policy until a policy is issued. See Allocation of Net Premium, page 23. If a policy is not issued and temporary coverage ends, any premium received will be returned without interest.

Fees and Charges

We deduct fees and charges under the policy to compensate us for:

  Providing the insurance benefits of the policy (including any rider benefits);
  Administering the policy;
  Assuming certain risks in connection with the policy; and
  Incurring expenses in distributing the policy.

The amount of a fee or charge may be more or less than the cost associated with the service or benefit. Accordingly, excess proceeds from one fee or charge may be used to make up a shortfall on another fee or charge, and we may earn a profit on one or more of these fees and charges. We may use any such profits for any proper corporate purpose, including, among other things, payments of sales expenses.

Variable Accumulation DesignSM 24

Transaction Fees and Charges

We deduct the following transaction fees and charges from your policy value each time you make certain transactions.

Premium Expense Charge. We deduct a premium expense charge from each premium payment we receive. This charge is guaranteed not to exceed 6.25% of each premium payment. This charge is currently 6.25% of each premium payment during the first ten policy years and 3.75% thereafter.

This charge helps offset:

  The expenses we incur in selling the policy;
  The costs of various state and local taxes. We pay state and local taxes in almost all states. These taxes vary in amount from state to state and may vary from jurisdiction to jurisdiction within a state; and
  The cost associated with the federal income tax treatment of our deferred acquisition costs. This cost is determined solely by the amount of life insurance premium we receive.

Partial Withdrawal Fee. We deduct a partial withdrawal fee each time you take a partial withdrawal from your policy. The amount of this fee is currently $10, but we reserve the right to deduct up to $25 for each partial withdrawal. We deduct the partial withdrawal fee proportionately from your remaining fixed and variable account values.

This fee helps offset the expenses we incur when processing a partial withdrawal.

Surrender Charge. We deduct a surrender charge during the first 15 policy years or the first 15 years after an increase in your insurance coverage when you:

  Surrender your policy; or
  Allow your policy to lapse.

The amount of the surrender charge depends on the surrender charge rates

When you purchase a policy or increase your insurance coverage, we set surrender charge rates based on the gender, age and risk class of each joint insured person. The initial surrender charge remains level for the first five years then decreases uniformly each month to zero at the end of the fifteenth policy year. For any requested increase in your insurance coverage, an additional surrender charge begins at zero, increases uniformly each month until it reaches the maximum after three years and then reduces uniformly each month until it becomes zero at the end of the fifteenth segment year. See Changes in the Amount of Your Insurance Coverage, page 31. Surrender charge rates will not exceed $47.82 per $1,000 of insurance coverage and the rates that apply to you will be set forth in your policy. See the Transaction Fees and Charges table, page 8, for the minimum and maximum surrender charge rates and the rates for representative joint insured persons.

In the early policy years the surrender charge usually exceeds the policy value because the surrender charge is usually more than the cumulative minimum premiums minus policy fees and charges. Therefore, you should purchase a policy only if you intend and have the financial capability to keep the policy in force for a substantial period of time.

This charge helps offset the expenses we incur in selling the policy.

Variable Accumulation DesignSM 25

In the policy form the “monthly processing date” is referred to as the “Monthly Anniversary.”

Transfer Charge. We currently do not assess a charge for transfers between any of the investment options. We reserve the right, however, to charge up to $25 for each transfer. Transfers associated with policy loans, the dollar cost averaging or automatic rebalancing programs, exercise of the Overloan Lapse Protection Rider benefit or exercise of conversion rights will not count as transfers when calculating any applicable transfer charge.

This charge helps offset the expenses we incur when processing transfers.

Excess Illustration Fee. We currently do not assess this fee, but we reserve the right to assess a fee of up to $50 for each illustration of your policy values you request after the first each policy year.

This fee helps offset the costs we incur when processing requests for excess illustrations.

Excess Annual Report Fee. We currently do not assess this fee, but we reserve the right to assess a fee of up to $50 for each annual report you request after the first each policy year.

This fee helps offset the costs we incur when processing requests for excess annual reports.

Periodic Fees and Charges

We deduct the following periodic fees and charges from your policy value on the monthly processing date. The monthly processing date is the same date each month as your policy date. If that date is not a valuation date, then the monthly processing date is the next valuation date.

At any time you may choose one investment option from which we will deduct your periodic fees and charges. If you do not choose the investment option or the amount in your chosen investment option is not enough to cover the periodic fees and charges, then your periodic fees and charges are taken from the subaccounts and fixed account in the same proportion that your value in each has to your net policy value.

Cost of Insurance. The cost of insurance charge is equal to our current monthly cost of insurance rates multiplied by the net amount at risk for each segment of your insurance coverage. The net amount at risk as calculated on each monthly processing date equals the difference between:

  Your current base death benefit, discounted to take into account one month's interest earnings at an assumed 3.00% annual interest rate; and
  Your policy value minus the periodic fees and charges due on that date, other than cost of insurance charges.

Variable Accumulation DesignSM 26

Monthly cost of insurance rates are based on each joint insured person's age at issue, gender, risk class and amount of insurance coverage on the policy date and each date you increase your insurance coverage (a “segment date”) and the policy year. They will not, however, be greater than the guaranteed cost of insurance rates shown in the policy, which are based on the 1980 Commissioner's Standard Ordinary Sex Distinct Mortality Tables. We will apply unisex rates where appropriate under the law. This currently includes the State of Montana. The rates that apply to you will be set forth in your policy, and lower rates may be available where the base insurance coverage amount is $1 million or more. See the Periodic Fees and Charges table, beginning on page 9, for the minimum and maximum cost of insurance rates and the rates for representative joint insured persons.

Separate cost of insurance rates apply to each segment of your insurance coverage and your riders. The maximum rates for the initial and each new segment of your insurance coverage will be printed in your policy schedule pages.

The cost of insurance charge varies from month to month because of changes in your net amount at risk, changes in your death benefit and the increasing age of the joint insured persons. The net amount at risk is affected by the same factors that affect your policy value, namely:

  The net premium applied to your policy;
  The fees and charges we deduct;
  Any partial withdrawals you take;
  Interest earnings on the amounts allocated to the fixed account;
  Interest earned on amounts held in the loan account; and
  The investment performance of the funds underlying the subaccounts of the variable account.

We calculate the net amount at risk separately for each segment of your insurance coverage.

The cost of insurance charge compensates us for the ongoing costs of providing insurance coverage, including the expected cost of paying death proceeds that may be more than your account value.

Administrative Charge. The monthly administrative charge is currently $8.25 and is guaranteed not to exceed $12. This charge helps compensate us for the costs associated with administering the policies.

Monthly Amount Charge. During the first 20 policy years (and for 20 years following a requested increase in insurance coverage) we will deduct a monthly charge per $1,000 of insurance coverage. For a policy issued in New Jersey, the elimination of these charges after the first 20 policy years (or the first 20 years following a requested increase in insurance coverage) is not guaranteed, and these charges may be assessed for the duration of the policy. The monthly amount charge rate for each segment is based on the gender, risk class, amount of insurance coverage and each joint insured person's age on the policy date and on each segment date, as appropriate. Any decrease in insurance coverage or any change in insurance coverage resulting from a change in the death benefit option will not affect the monthly amount charge. The rates that apply to you will be set forth in your policy and lower rates may be available where the base insurance coverage amount is $1 million or more. See the Periodic Fees and Charges table, beginning on page 9, for the minimum and maximum monthly amount charge rates and the rates for representative joint insured persons.

Variable Accumulation DesignSM 27

The monthly amount charge helps compensate us for expenses relating to the distribution of the policy, including agents' commissions, advertising and the printing of the prospectus and sales literature for new sales of the policy. A portion of this charge may also contribute to company profits.

Mortality and Expense Risk Charge.

  For policies with policy dates prior to February 20, 2006, the monthly mortality and expense risk charge is 0.075% (0.90% annually) of your variable account value during the first ten policy year. After the tenth policy year, we currently anticipate that we will reduce this charge to 0.02083% per month (0.25% annually); however, in no event will the mortality and expense risk charge exceed 0.90% annually for the duration of the policy.
  For policies with policy dates on or after February 20, 2006, the monthly mortality and expense risk charge is 0.075% (0.90% annually) of your variable account value during the first five policy years. During policy years six through ten, we will reduce this charge to 0.04166% per month (0.50% annually). After the tenth policy year, this charge is eliminated.

This charge helps compensate us for the mortality and expense risks we assume when we issue a policy. The mortality risk is that insured people, as a group, may live less time than we estimated. The expense risk is that the costs of issuing and administering the policies and operating the subaccounts of the variable account are greater than we estimated.

Rider Fees and Charges

There may be separate fees and charges if you add any optional rider benefits or exercise certain automatic rider benefits. For more information about rider benefits and the applicable fees and charges, see the Optional Rider Fees and Charges table, page 11, and the Optional Rider Benefits section, page 35. See also the Transaction Fees and Charges table, page 8, and the Automatic Rider Benefits section, page 40.

Waiver and Reduction of Fees and Charges

We may waive or reduce any of the fees and charges under the policy, as well as the minimum amount of insurance coverage set forth in this prospectus. Any waiver or reduction will be based on expected economies that result in lower sales, administrative or mortality expenses. For example, we may expect lower expenses in connection with sales to:

  Certain groups or sponsored arrangements (including our employees, certain family members of our employees, our affiliates and our appointed sales agents);
  Corporate purchasers; or
  Our policyholders or the policyholders of our affiliated companies.

Any variation in fees and charges will be based on differences in costs or services and our rules in effect at the time. We may change our rules from time to time, but we will not unfairly discriminate in any waiver or reduction.

Variable Accumulation DesignSM 28

Fund Fees and Expenses

As shown in the fund prospectuses and described in the Fund Fees and Expenses Table on page 12 of this prospectus, each fund deducts management fees from the amounts allocated to the fund. In addition, each fund deducts other expenses which may include service fees that may be used to compensate service providers, including the company and its affiliates, for administrative and policy owner services provided on behalf of the fund. Furthermore, certain funds may deduct a distribution or 12b-1 fee, which is used to finance any activity that is primarily intended to result in the sale of fund shares. For a more complete description of the funds’ fees and expenses, review each fund’s prospectus.

The company or its U.S. affiliates receive substantial revenue from each of the funds or the funds’ affiliates, although the amount and types of revenue vary with respect to each of the funds offered through the policy. This revenue is one of several factors we consider when determining the policy fees and charges and whether to offer a fund through our policies. Fund revenue is important to the company’s profitability, and it is generally more profitable for us to offer affiliated funds than to offer unaffiliated funds.

In terms of total dollar amounts received, the greatest amount of revenue generally comes from assets allocated to funds managed by Directed Services LLC or other company affiliates, which funds may or may not also be subadvised by another company affiliate. Assets allocated to funds managed by a company affiliate but subadvised by unaffiliated third parties generally generate the next greatest amount of revenue. Finally, assets allocated to unaffiliated funds generate the least amount of revenue. The company expects to make a profit from this revenue to the extent it exceeds the company’s expenses, including the payment of sales compensation to our distributors.

Types of Revenue Received from Affiliated Funds. Affiliated funds are (a) funds managed by Directed Services LLC or other company affiliates, which may or may not also be subadvised by another company affiliate; and (b) funds managed by a company affiliate but that are subadvised by unaffiliated third parties.

Revenues received by the company from affiliated funds may include:

  A share of the management fee deducted from fund assets;
  Service fees that are deducted from fund assets;
  For certain share classes, the company or its affiliates may also receive compensation paid out of 12b-1 fees that are deducted from fund assets; and
  Other revenues that may be based either on an annual percentage of average net assets held in the fund by the company or a percentage of the fund’s management fees.

These revenues may be received as cash payments or according to a variety of financial accounting techniques that are used to allocate revenue and profits across the organization. In the case of affiliated funds subadvised by unaffiliated third parties, any sharing of the management fee between the Company and the affiliated investment adviser is based on the amount of such fee remaining after the subadvisory fee has been paid to the unaffiliated subadviser. Because subadvisory fees vary by subadviser, varying amounts of revenue are retained by the affiliated investment adviser and ultimately shared with the company.

Variable Accumulation DesignSM 29

Types of Revenue Received from Unaffiliated Funds. Revenue received from each of the unaffiliated funds or their affiliates is based on an annual percentage of the average net assets held in that fund by the company. Some unaffiliated funds or their affiliates pay us more than others and some of the amounts we receive may be significant. Revenues received by the company or its affiliates from unaffiliated funds include:

  For certain funds, compensation paid from 12b-1 fees or service fees that are deducted from fund assets; and
  Additional payments for administrative, recordkeeping or other services that we provide to the funds or their affiliates, such as processing purchase and redemption requests, and mailing fund prospectuses, periodic reports and proxy materials. These additional payments do not increase directly or indirectly the fees and expenses shown in each fund prospectus. These additional payments may be used by us to finance distribution of the policy.

These revenues are received as cash payments, and if the three unaffiliated fund families currently offered through the policy were individually ranked according to the total amount they paid to the company or its affiliates in 2006, that ranking would be as follows:

  Fidelity Variable Insurance Product Portfolios;
  American Funds Insurance Series; and
  Neuberger Berman AMT Portfolios.

If the revenues received from affiliated funds were included in this list, payments from Directed Services LLC and other company affiliates would be at the top of the list.

In addition to the types of revenue received from affiliated and unaffiliated funds described above, affiliated and unaffiliated funds and their investment advisers, subadvisers or affiliates may participate at their own expense in company sales conferences or educational and training meetings. In relation to such participation, a fund’s investment adviser, subadviser or affiliate may make fixed dollar payments to help offset the cost of the meetings or sponsor events associated with the meetings. In exchange for these expense offset or sponsorship arrangements, the investment adviser, subadviser or affiliate may receive certain benefits and access opportunities to company sales representatives and wholesalers rather than monetary benefits. These benefits and opportunities include, but are not limited to, co-branded marketing materials, targeted marketing sales opportunities, training opportunities at meetings, training modules for sales personnel, and opportunity to host due diligence meetings for representatives and wholesalers.

Certain funds may be structured as “fund of funds”. These funds may have higher fees and expenses than a fund that invests directly in debt and equity securities because they also incur the fees and expenses of the underlying funds in which they invest. These funds are affiliated funds, and the underlying funds in which they invest may be affiliated funds as well. The fund prospectuses disclose the aggregate annual operating expenses of each portfolio and its corresponding underlying fund or funds. The “fund of funds” available through the policy are identified in the list of funds available through the variable account on page 17.

Please note that certain management personnel and other employees of the company or its affiliates may receive a portion of their total employment compensation based on the amount of net assets allocated to affiliated funds. See Distribution of the Policy, page 67.

Variable Accumulation DesignSM 30

Death Benefits

You decide the amount of life insurance protection you need, now and in the future. Generally, we require a minimum of $250,000 of coverage to issue your policy. We may lower this minimum for certain group, sponsored or corporate purchasers. The amount of insurance coverage in effect on your policy date is your initial coverage segment.

It may be to your economic advantage to include part of your insurance coverage under a term rider. See Important Information About Term Riders, page 39.

Changes in the Amount of Your Insurance Coverage

Subject to certain limitations, you may change the amount of your insurance coverage. Changing the amount of your insurance coverage will generally not be allowed until after the first policy year. We reserve the right to limit a change in the amount of your insurance coverage during the first four policy years. The change will be effective on the next monthly processing date after we receive your written request or the next monthly processing date after underwriting approval (if required), whichever is later.

There may be underwriting or other requirements that must be met before we will approve a change. After we approve your request to change the amount of insurance coverage under the policy, we will send a new policy schedule page to you. You should attach it to your policy. We may ask you to return your policy to our Customer Service Center so that we can make this change for you.

Increases in the amount of your insurance coverage must be at least $5,000 and may be permitted until any joint insured person exceeds age 85.

A coverage segment or segment is a block of insurance coverage. A requested increase in insurance coverage will cause a new coverage segment to be created. Once we create a new segment, it is permanent unless law requires differently.

Each new segment will have:

  A new surrender charge;
  New cost of insurance charges, guaranteed and current;
  A new monthly amount charge;
  A new incontestability period;
  A new suicide exclusion period; and
  A new minimum premium.

In determining the net amount at risk for each coverage segment we allocate the policy value first to the initial segment and any excess to additional segments starting with the first.

In the policy form the amount of insurance coverage you select is referred to as the “Face Amount.”

Variable Accumulation DesignSM 31

You may not decrease the amount of your insurance coverage below $200,000. You cannot request a decrease in the amount of your insurance coverage more frequently than once every six months.

Decreases in insurance coverage on policies with multiple coverage segments will be made in the following order:

(1)	From the most recent segment;

(2)	From the next more recent segments successively; and

(3)	From the initial segment.

Decreases in insurance coverage may result in:

  Shortened basic and Supplemental Death Benefit Guarantee periods if the Survivorship Term Rider is attached;
  Reduced minimum premium amounts; and
  Reduced cost of insurance charges.

Decreases in insurance coverage will not result in reduced surrender or monthly amount charges.

We reserve the right to not approve a requested change in your insurance coverage that would disqualify your policy as life insurance under Section 7702 of the Internal Revenue Code. In addition, we may refuse to approve a requested change in your insurance coverage that would cause your policy to become a modified endowment contract under Section 7702A of the Internal Revenue Code without your prior written acknowledgment accepting your policy as a modified endowment contract. Decreasing the amount of insurance coverage under your policy could cause your policy to be considered a modified endowment contract. If this happens, prior and subsequent distributions from the policy (including loans) may be subject to adverse tax treatment. You should consult a qualified tax adviser before changing your amount of insurance coverage. See Modified Endowment Contracts, page 56.

Death Benefit Qualification Test

The death benefit proceeds are generally not subject to federal income tax if your policy continues to meet the federal income tax definition of life insurance. Your policy will meet this definition of life insurance provided that it meets the requirements of the guideline premium test.

The guideline premium test requires that premium payments do not exceed certain statutory limits and your death benefit is at least equal to your policy value multiplied by a factor defined by law. The guideline premium test provides for a maximum amount of premium in relation to the death benefit and a minimum amount of death benefit in relation to policy value. The factors for the guideline premium test can be found in Appendix A of this prospectus.

Certain changes to a policy that uses the guideline premium test may allow the payment of premium in excess of the statutory limits in order to keep the policy from lapsing. In this circumstance, any such excess premium will be allocated to the fixed account in order for the policy to continue to meet the federal income tax definition of life insurance.

Variable Accumulation DesignSM 32

Death Benefit Options

There are three death benefit options available under the base policy before age 100 of the younger joint insured persons. You choose the option you want when you apply for the policy, but you may change that choice after the fourth policy year.

Option 1. Under death benefit Option 1, the base death benefit is the greater of the amount of insurance coverage you have selected or your policy value multiplied by the appropriate factor from the definition of life insurance factors described in Appendix A. Under this option your base death benefit will remain level unless your policy value multiplied by the appropriate factor described in Appendix A exceeds the death benefit. In this case, your death benefit will vary as the policy value varies.

Option 2. Under death benefit Option 2, the base death benefit is the greater of the amount of insurance coverage you have selected plus your policy value or your policy value multiplied by the appropriate factor from the definition of life insurance factors described in Appendix A. Under this option your base death benefit will vary as the policy value varies.

Option 3. Under death benefit Option 3, the base death benefit is the greater of the amount of insurance coverage you have selected plus premiums paid minus withdrawals taken or your policy value multiplied by the appropriate factor from the definition of life insurance factors described in Appendix A. Under this option your base death benefit will vary as you pay premiums and take withdrawals or if your policy value multiplied by the appropriate factor described in Appendix A exceeds the death benefit.

After age 100 of the younger of the joint insured persons, the base death benefit under all options will generally be your policy value.

Which Death Benefit Option to Choose. If you are satisfied with the amount of your existing insurance coverage and prefer to have premium payments and favorable investment performance reflected to the maximum extent in the policy value and lower cost of insurance charges, you should choose Option 1. If you prefer to have premium payments and favorable investment performance reflected partly in the form of an increasing death benefit, you should choose Option 2. If you require a specific death benefit that would include a return of the premium paid, such as under an employer sponsored benefit plan, Option 3 may best meet your needs.

Changing Death Benefit Options. After the fourth policy year, you may change from death benefit Option 1 to Option 2, from death benefit Option 2 to Option 1 and, currently, from death benefit Option 3 to Option 1. Changes to death benefit Option 3 are not allowed after your policy is issued. Evidence of insurability is currently not required for death benefit option changes, but we reserve the right to require such evidence in the future.

In the policy form, death benefit “Option 1” is referred to as the “Level Amount Option” or “Option A”; death benefit “Option 2” is referred to as the “Variable Amount Option” or “Option B”; and death benefit “Option 3” is referred to as the “Face Amount Plus Premium Amount Option” or “Option C.”

Variable Accumulation DesignSM 33

Changing your death benefit option may reduce or increase your insurance coverage but will not change the amount of your base death benefit. We may not approve a death benefit option change if it reduces the amount of insurance coverage below the minimum we require to issue your policy. On the effective date of your option change, your insurance coverage will change as follows:

Change From:	Change To:	Insurance Coverage Following the Change:

Option 1	Option 2	· Your insurance coverage before the change
minus your policy value as of the effective date
of the change.

Option 2	Option 1	· Your insurance coverage before the change plus
your policy value as of the effective date of the
change.

Option 3	Option 1	· Your insurance coverage before the change plus
the sum of all premium payments we have
received minus all partial withdrawals you have
taken as of the effective date of the change.

Your death benefit option change is effective on your next monthly processing date after we approve it.

After we approve your request, we send a new policy schedule page to you. You should attach it to your policy. We may ask you to return your policy to our Customer Service Center so that we can make this change for you.

If a death benefit option change causes the amount of insurance coverage to change, no new coverage segment(s) is (are) created. Instead, the size of each existing segment(s) is (are) changed. If you change death benefit options, there is no change to the amount of term insurance coverage if you have added the Survivorship Term Rider to your policy.

See Four-Year Term Insurance Rider, page 37; Survivorship Term Rider, page 38.

If your death benefit option is changed to Option 1 because you exercised the Overloan Lapse Protection Rider, notwithstanding any other information in this section your insurance coverage following the change will equal your policy value immediately before the change minus the Overloan Lapse Protection Rider charge with the difference multiplied by the appropriate guideline premium test factor described in Appendix A.

Changing your death benefit option may have tax consequences. You should consult a qualified tax adviser before making changes.

Variable Accumulation DesignSM 34

Death Benefit Proceeds

After the surviving joint insured person's death, if your policy is in force we pay the death benefit proceeds to the beneficiaries. The beneficiaries are the people you name to receive the death benefit proceeds from your policy. The death benefit proceeds are equal to:

  Your base death benefit; plus
  The amount of any rider benefits; minus
  Any outstanding policy loan with accrued loan interest; minus
  Any outstanding fees and charges incurred before the surviving joint insured person's death.

The death benefit is calculated as of the surviving joint insured person's death and will vary depending on the death benefit option you have chosen.

Death Benefit Guarantees

The policy has two death benefit guarantees which provide that the policy will not lapse even if the surrender value is not enough to pay the periodic fees and charges each month.

In general, the two most significant benefits of the death benefit guarantees are:

  During the early policy years, the surrender value may not be enough to cover the periodic fees and charges due each month, so that the Basic or Supplemental Death Benefit Guarantee may be necessary to avoid lapse of the policy. This occurs when the surrender charge exceeds the policy value in these years. Likewise, if you request an increase in the amount of your insurance coverage, an additional surrender charge will apply for the 15 years following the increase, which could create a similar possibility of lapse as exists during the early policy years; and
  To the extent the surrender value declines due to poor investment performance of the funds underlying the subaccounts of the variable account or due to an additional surrender charge after a requested increase in the amount of your insurance coverage, the surrender value may not be sufficient even in later policy years to cover the periodic fees and charges due each month. Accordingly, the Basic Death Benefit Guarantee may be necessary in later policy years to avoid lapse of the policy.

Basic Death Benefit Guarantee. The Basic Death Benefit Guarantee is standard on every policy. It provides a guarantee that your policy will not lapse during the guarantee period, provided your cumulative premium payments, minus any partial withdrawals or loans, are at least equal to the sum of minimum premium payments to the next monthly processing date. Your policy will specify the guarantee period. The death benefit guarantee period depends on the issue ages and risk classes of the joint insured persons, the death benefit option chosen and any additional insurance benefits attached by rider. Certain policy changes may also change the death benefit guarantee period. There is no charge for this guarantee.

Variable Accumulation DesignSM 35

You should consider the following in relation to the Basic Death Benefit Guarantee:

  The amount of the minimum premium for your policy will be set forth in your policy (see Premium Payments, page 22);
  The minimum premium for your policy is based on monthly rates that vary according to each insured person's gender, risk class and age;
  Even though you may pay less than the minimum premium amount, you may lose the significant protection provided by the Basic Death Benefit Guarantee by doing so;
  A loan may cause the termination of this guarantee because we deduct your loan amount from cumulative premiums paid when calculating whether you have paid sufficient premiums to keep the guarantee in effect; and
  Even if the Basic Death Benefit Guarantee terminates, your policy will not necessarily lapse (see Lapse, page 53).

We will notify you if on any monthly processing date you have not paid enough premium to maintain the Basic Death Benefit Guarantee. This notice will show the amount of premium required to maintain this guarantee. If we do not receive the required premium payment within 61 days from the date of our notice, the Basic Death Benefit Guarantee will terminate.

You may reinstate the Basic Death Benefit Guarantee during the first five policy years, provided that you pay additional premium equal to:

  The sum of the minimum premium due since the policy date, including the minimum premium for the current monthly processing date; minus
  The sum of all premium paid minus any partial withdrawals and loans taken.

The amount necessary to reinstate the Basic Death Benefit Guarantee may exceed the amount needed to create sufficient surrender value to pay any periodic fees and charges due each month.

Lifetime Death Benefit Guarantee. The lifetime death benefit guarantee is an optional rider benefit that may be available on new policies issued on or after the later of February 20, 2006, or the date the rider is approved in your state. You may add this rider only when you apply for the policy. There is no charge for this rider guarantee. See Optional Rider Benefits - Lifetime Death Benefit Guarantee Rider, page 38.

Supplemental Death Benefit Guarantee. The Supplemental Death Benefit Guarantee is standard on every policy. There is no charge for this guarantee. See Supplemental Death Benefit Guarantee Rider, page 42.

Additional Insurance Benefits

Your policy may include additional insurance benefits, attached by rider. There are two types of riders:

  Those that provide optional benefits that you must select before they are effective; and
  Those that automatically come with the policy.

Variable Accumulation DesignSM 36

The following information does not include all of the terms and conditions of each rider, and you should refer to the rider to fully understand its benefits and limitations. We may offer riders not listed here. Not all riders may be available under your policy. Contact your agent/registered representative for a list of riders and their availability.

Optional Rider Benefits

The following riders may have an additional cost, but you may cancel optional riders at any time. Adding or canceling riders may have tax consequences. See Modified Endowment Contracts, page 56. See also, Important Information About Term Riders, page 39.

Additional Insured Rider. The Additional Insured Rider provides level term coverage to age 100 on either of the joint insured persons. You may add this rider only when you apply for the base policy. The minimum amount of coverage under this rider is $100,000. The maximum amount of coverage under this rider is the amount of insurance coverage selected under the base policy plus the amount of Survivorship Term Rider coverage, if any.

You should consider the following when deciding whether to add the Additional Insured Rider to your policy:

  You cannot increase the amount of coverage under this rider after issue;
  You can decrease the amount of coverage under this rider after the second policy year;
  The minimum premium for this rider is based on monthly rates that vary according to the insured person's gender, risk class and age;
  The current cost of insurance rates for this rider are different than those for the base policy (see Optional Rider Fees and Charges table, page 11);
  The policy's periodic fees and charges do not apply to coverage under this rider; and
  This rider does not have a surrender charge.

Additionally, before age 75 you can convert the coverage under this rider to any other whole life policy we offer at the time. No evidence of insurability will be required for the new whole life policy, and the premiums and cost of insurance charges for this new policy will be based on the insured person's age at the time of conversion.

Four-Year Term Insurance Rider. This term insurance rider provides a four year, level term insurance benefit if the surviving joint insured person dies during the first four policy years. You may apply for this rider only when you apply for the base policy. The minimum amount of coverage under this rider is $250,000. The maximum amount of coverage under this rider is 125 percent of the total amount of insurance coverage selected under the base policy plus the amount of Survivorship Term Rider coverage, if any.

You should consider the following when deciding whether to add the Four Year Term Insurance Rider to your policy:

  The current cost of insurance rates for this rider are generally less than those for the base policy (see Optional Rider Fees and Charges table, page 11);
  The policy's monthly amount charge applies to coverage under this rider; and
  This rider does not have a surrender charge.

Variable Accumulation DesignSM 37

Lifetime Death Benefit Guarantee Rider. The Lifetime Death Benefit Guarantee Rider provides a guarantee that your policy will not lapse during the surviving joint insured's lifetime, provided your cumulative premium payments, minus any partial withdrawals or loans, are at least equal to the sum of lifetime death benefit guarantee premium payments to the next monthly processing date. There is no charge for this rider.

You should consider the following when deciding whether to add the Lifetime Death Benefit Guarantee Rider to your policy:

  You may add this rider only when you apply for the base policy;
  The lifetime death benefit guarantee period begins at the end of the basic death benefit guarantee period;
  The minimum premium for this rider will be set forth in your policy;
  The minimum premium for this rider is based on monthly rates that vary according to the younger joint insured person's gender, risk class and age;
  Adding this rider to your policy will not result in a higher premium than would otherwise be required to keep the policy in force.
  This rider cannot be added to a policy with death benefit Option 3; and
  Even if the lifetime death benefit guarantee terminates, your policy will not necessarily lapse (see Termination of Coverage - Lapse, page 53).

If you have not paid enough premium to maintain the lifetime death benefit guarantee as of any monthly processing date, we will send you notice of the premium payment required to keep this extended death benefit guarantee in force. If we do not receive the required premium payment by the next monthly processing date, the lifetime death benefit guarantee will terminate. If this rider terminates, it cannot be reinstated.

This rider is available on new policies issued on or after the later of February 20, 2006, or the date the rider is approved in your state. This benefit may vary by state. You should consult your agent/registered representative as to whether and to what extent the rider is available in your particular state and on any particular policy.

Survivorship Term Rider. Provides a level term insurance benefit payable on the death of the surviving joint insured person if death occurs prior to age 100 of the younger joint insured person. The minimum amount of coverage under this rider is $100,000. The maximum amount of coverage under this rider is six times the total amount of insurance coverage selected under the base policy.

You should consider the following when deciding whether to add the Survivorship Term Rider to your policy:

  The current cost of insurance rates for this rider are generally less than those for the base policy (see Optional Rider Fees and Charges table, page 11);
  The policy's periodic fees and charges do not apply to coverage under this rider;
  This rider does not have a surrender charge; and
  The rider will shorten the basic and Supplemental Death Benefit Guarantee periods of the base policy.

Variable Accumulation DesignSM 38

After the tenth policy year, you can transfer your coverage under this rider to your base policy without evidence of insurability if your base death benefit is equal to your policy value multiplied by the appropriate factor described in Appendix A. Cost of insurance rates for this new coverage segment will be the same as the cost of insurance rates for the initial coverage segment. No surrender charge or monthly amount charge will apply to this new coverage segment of the base policy.

Important Information about the Term Riders

It may be to your economic advantage to include all or part of your insurance coverage under a term rider. Working with your agent/registered representative, consider the following when deciding whether to include coverage under a term rider and in what proportion to the total amount of coverage under your policy.

Cost of Insurance and Other Fees and Charges. The cost of insurance rates and other fees and charges affect the value of your policy. The lower the cost of insurance and other fees and charges, the greater the policy's cash value. Accordingly, please be aware that:

  The current cost of insurance rates for coverage under a term rider are generally less than the current cost of insurance rates for coverage under the base policy;
  The guaranteed maximum cost of insurance rates for coverage under a term rider are generally more than the guaranteed maximum cost of insurance rates for coverage under the base policy during the first 20 policy years and the same thereafter; and
  Some policy fees and charges that apply to coverage under the base policy may not apply to coverage under a term rider.

Features and Benefits. Certain features and benefits are limited or unavailable if you have term rider coverage, including:· Death Benefit Guarantees.

Compensation. We generally pay more compensation to your agent on premiums paid for coverage under the base policy than we do on premiums paid for coverage under a term rider. See Distribution of the Policy, page 67.

With these factors in mind, you should discuss with your agent/registered representative how the use of a term rider will affect the costs, benefits, features and performance of your policy. You should also review illustrations based on different combinations of base policy and term rider coverage so that you can decide what combination best meets your needs. The foregoing discussion does not contain all of the terms and conditions or limitations of coverage under the base policy or a term rider, and you should read the policy and the Four-Year Term Insurance Rider and Survivorship Term Rider carefully to fully understand their benefits and limitations.

Variable Accumulation DesignSM 39

Automatic Rider Benefits

The following rider benefits may come with your policy automatically. There may be an additional charge if you choose to exercise any of these rider benefits, and exercising the benefits may have tax consequences. See Rider Fees and Charges, page 28.

Full Death Benefit Rider. The Full Death Benefit Rider changes how we calculate the death benefit after age 100 of the younger joint insured person. Under this rider the death benefit after age 100 of the younger joint insured person will continue to be calculated under the death benefit option in effect. However, at age 100 of the younger joint insured person we will:

  Transfer your variable account value to the fixed account;
  Terminate dollar cost averaging and automatic rebalancing programs; and
  We will not deduct any further monthly cost of insurance charges.

There is no charge for this rider. This rider benefit will automatically be added to new policies issued on or after May 1, 2006, that have attached Lifetime Death Benefit Guarantee Riders. It may be added to policies issued prior to May 1, 2006, provided the Lifetime Death Benefit Guarantee Rider is in force.

The tax consequences of coverage continuing after the younger joint insured person reaches age 100 are uncertain. You should consult a qualified tax adviser as to those consequences. See Continuation of a Policy, page 58.

Overloan Lapse Protection Rider. The Overloan Lapse Protection Rider is a benefit you may exercise to guarantee that your policy will not lapse even if your surrender value or net policy value, as applicable, is not enough to pay the periodic fees and charges when due. You may exercise this benefit by written request if all of the following conditions are met:

  At least 15 policy years have elapsed since your policy date;
  The younger joint insured is at least age 75;
  Your loan account value is equal to or greater than the amount of insurance coverage selected under the base policy plus the amount of term insurance rider coverage, if any;
  Your loan account value less any unearned loan interest does not exceed your policy value less the transaction charge for this rider (see Loan Account Value, page 45; see also Loan Interest, page 45);
  Exercise of this rider does not cause your policy to become a modified endowment contract under Section 7702A of the Internal Revenue Code (see Modified Endowment Contracts, page 56); and
  Exercise of this rider does not cause your policy to violate the statutory premium limits allowed under the guideline premium test (see Death Benefit Qualification Test, page 32).

We will notify you if you meet all of these conditions and explain the consequences of choosing to exercise this rider.

Variable Accumulation DesignSM 40

You should consider the following consequences when deciding whether to exercise the Overloan Lapse Protection Rider:

On the monthly processing date on or next following the date we receive your request to exercise this rider:

We will assess a one time transaction charge. This charge equals 3.50% of your policy value (see Transaction Fees and Charges table, page 8);

If another death benefit option is in effect, the death benefit option will automatically be changed to death benefit Option 1 (see Death Benefit Options, page 33);

Amounts allocated to the subaccounts of the variable account will be transferred to the fixed account;

All optional benefit riders will be terminated; and

The amount of insurance coverage after exercise of this rider will equal your policy value (less the transaction charge) multiplied by the guideline premium test factor described in Appendix A.

Insurance coverage under your policy will continue in force, subject to the following limitations and restrictions:

We will continue to deduct monthly periodic fees and charges (other than the Mortality and Expense Risk charge which will no longer apply);

You may not make any further premium payments;

Any unpaid loan interest will be added to your loan account balance;

You may not make any future transfers from the fixed account to the subaccounts of the variable account;

You may not add any additional benefits by rider in the future; and

You may not increase or decrease the amount of insurance coverage, change the death benefit option or make any partial withdrawals.

This benefit may vary by state. You should consult your agent/registered representative as to whether and to what extent the rider is available in your particular state and on any particular policy.

Policy Split Option Rider. The Policy Split Option Rider allows you, under certain circumstances, the opportunity to exchange your policy for two single life insurance policies. One single life policy will be issued on the life of each joint insured person. The new single life policies will be subject to the minimum and maximum coverage amounts and issue ages for the plan of insurance chosen. We may require evidence of insurability.

Unless law requires otherwise, you may use the policy split option within 90 days of the occurrence of any of the following events:

A final divorce decree regarding the marriage of the joint insured persons;

A dissolution of a business partnership of the joint insured persons; or

A change in the federal estate tax laws which results in either:

Elimination of the unlimited marital deduction; or

A reduction by at least 50% the estate taxes payable upon death.

Variable Accumulation DesignSM 41

You should consider the following before requesting to exercise the policy split option:

  On the effective date of the policy split, the available death benefit under your policy will be divided between the two new single life policies. The death benefit of each new single life policy cannot be greater than 50% of the base policy's death benefit, not including riders;
  You may take less than the maximum death benefit amount available. If the total death benefit for the two new single life insurance policies is less than the total death benefit under the one policy before the split, there may be a surrender charge;
  On the effective date of the policy split, the policy value of the base policy will be divided equally and each portion will be applied as premiums to each of the new single life policies;
  The premiums for the new single life policies will be based on the age and risk class of each joint insured person on the effective date of the policy split. Premiums will be due for each new policy under the terms of the new policy;
  The new policy owner will be the joint insured person whose life is insured under the new single life policy, unless specified otherwise;
  The beneficiary for each single life policy will be the beneficiary named for the base policy, unless specified otherwise; and
  Exercising the policy split option may be treated as a taxable transaction. Moreover, two single life insurance policies could be treated as modified endowment contracts.
  See Taxation of Policy Splits, page 58.

There is no charge for this rider.

The tax consequences of exercising the policy split option are uncertain. You should consult a qualified tax adviser as to those consequences. See Taxation of Policy Splits, page 58.

Supplemental Death Benefit Guarantee Rider. The Supplemental Death Benefit Guarantee Rider provides a guarantee that your policy will not lapse during the Supplemental Death Benefit Guarantee period if on each monthly processing date since the policy date your cumulative premium payments, minus any partial withdrawals or loans, are at least equal to 40% of the sum of minimum monthly premium payments to the next monthly processing date. The supplemental guarantee period begins on the policy date and is equal to the death benefit guarantee period shown in your policy, multiplied by 40% and rounded to the lower whole number of policy years. The supplemental guarantee period may not exceed ten policy years. There is no charge for this guarantee.

You should consider the following in relation to the Supplemental Death Benefit Guarantee Rider:

  Even though you may pay less than the minimum premium amount, you may lose the significant protection provided by the Supplemental Death Benefit Guarantee Rider by doing so;
  A loan may cause the termination of this guarantee because we deduct your loan amount from cumulative premiums paid when calculating whether you have paid sufficient premiums to keep the guarantee in effect; and
  Even if the Supplemental Death Benefit Guarantee terminates, your policy will not necessarily lapse (see Lapse, page 53).

Variable Accumulation DesignSM 42

We will notify you if on any monthly processing date you have not paid enough premium to maintain the Supplemental Death Benefit Guarantee. This notice will show the amount of premium required to maintain this guarantee. If we do not receive the required premium payment within 61 days from the date of our notice, the Supplemental Death Benefit Guarantee will terminate. If the Supplemental Death Benefit Guarantee terminates, it cannot be reinstated.

Policy Value

Your policy value equals the sum of your fixed account, variable account and loan account values. Your policy value reflects:

  The net premium applied to your policy;
  The fees and charges that we deduct;
  Any partial withdrawals you take;
  Interest earned on amounts allocated to the fixed account;
  The investment performance of the funds underlying the subaccounts of the variable account; and
  Interest earned on amounts held in the loan account.

Fixed Account Value

Your fixed account value equals the net premium you allocate to the fixed account, plus interest earned, minus amounts you transfer out or withdraw. It may be reduced by fees and charges assessed against your policy value. See The Fixed Account, page 20.

Variable Account Value

Your variable account value equals your policy value attributable to amounts invested in the subaccounts of the variable account.

Determining Values in the Subaccounts. The value of the amount invested in each subaccount is measured by accumulation units and accumulation unit values. The value of each subaccount is the accumulation unit value for that subaccount multiplied by the number of accumulation units you own in that subaccount. Each subaccount has a different accumulation unit value.

The accumulation unit value is the value determined on each valuation date. The accumulation unit value of each subaccount varies with the investment performance of its underlying fund. It reflects:

  Investment income;
  Realized and unrealized gains and losses;
  Fund expenses (including fund redemption fees, if applicable); and
  Taxes, if any.

A valuation date is a date on which a fund values its shares and the New York Stock Exchange is open for business, except for days on which valuations are suspended by the SEC. Each valuation date ends at 4:00 p.m. Eastern time. We reserve the right to revise the definition of valuation date as needed in accordance with applicable federal securities laws and regulations.

In the policy form the “policy value” is referred to as the “Accumulation Value,” the “fixed account value” is referred to as the “Fixed Accumulation Value,” and the “variable account value” is referred to as the “Variable Accumulation Value.”

Variable Accumulation DesignSM 43

You purchase accumulation units when you allocate premium or make transfers to a subaccount, including transfers from the loan account.

We redeem accumulation units:

  When amounts are transferred from a subaccount (including transfers to the loan account);
  For the monthly deduction of the periodic fees and charges from your variable account value;
  For policy transaction fees;
  When you take a partial withdrawal;
  If you surrender your policy; and
  To pay the death benefit proceeds.

To calculate the number of accumulation units purchased or sold we divide the dollar amount of your transaction by the accumulation unit value for the subaccount calculated at the close of business on the valuation date of the transaction.

The date of a transaction is the date we receive your premium or transaction request at our Customer Service Center, so long as the date of receipt is a valuation date. We use the accumulation unit value that is next calculated after we receive your premium or transaction request and we use the number of accumulation units attributable to your policy on the date of receipt.

We deduct the periodic fees and charges each month from your variable account value on the monthly processing date. If your monthly processing date is not a valuation date, the monthly deduction is processed on the next valuation date.

The value of amounts allocated to the subaccounts goes up or down depending on the investment performance of the corresponding funds. There is no guaranteed minimum value of amounts invested in the subaccounts of the variable account.

How We Calculate Accumulation Unit Values. We determine the accumulation unit value for each subaccount on each valuation date.

We generally set the accumulation unit value for a subaccount at $10 when the subaccount is first opened. After that, the accumulation unit value on any valuation date is:

  The accumulation unit value for the preceding valuation date; multiplied by
  The subaccount's accumulation experience factor for the valuation period.

Every valuation period begins at 4:00 p.m. Eastern time on a valuation date and ends at 4:00 p.m. Eastern time on the next valuation date. We reserve the right to revise the definition of valuation date as needed in accordance with applicable federal securities laws and regulations.

Variable Accumulation DesignSM 44

We calculate an accumulation experience factor for each subaccount every valuation date as follows:

  We take the net asset value of the underlying fund shares as reported to us by the fund managers as of the close of business on that valuation date;
  We add dividends or capital gain distributions declared and reinvested by the fund during the current valuation period;
  We subtract a charge for taxes, if applicable; and
  We divide the resulting amount by the net asset value of the shares of the underlying fund at the close of business on the previous valuation date.

Loan Account Value

When you take a loan from your policy we transfer your loan amount to the loan account as collateral for your loan. Your loan amount includes interest payable in advance to the next policy anniversary. The loan account is part of our general account and we charge interest on amounts held in the loan account. Your loan account value is equal to your outstanding loan amount plus any interest credited on the loan account value. See Loans, page 45.

Special Features and Benefits

Loans

You may borrow money from us by using your policy as collateral for the loan. We reserve the right to limit borrowing during the first policy year. Unless state law requires otherwise, a new loan amount must be at least $500, and the amount you may borrow is limited to 90% of the surrender value of your policy. At the older joint insured person's age 65, we currently allow you to borrow up to 100% of the surrender value.

When you take a loan, we transfer an amount equal to your loan to the loan account. The loan account is part of our general account specifically designed to hold collateral for policy loans and interest.

Your loan request must be directed to our Customer Service Center. When you request a loan you may specify the investment options from which the loan collateral will be taken. If you do not specify the investment options, the loan collateral will be taken proportionately from each active investment option you have, including the fixed account.

If you request an additional loan, we add the new loan amount to your existing loan. This way, there is only one loan outstanding on your policy at any time.

Loan Interest. We credit amounts held in the loan account with interest at an annual rate of 3.00% .. Interest we credit is allocated to the subaccounts and fixed account in the same proportion as your current premium allocation unless you tell us otherwise.

We also charge interest on loans. The annual interest rate charged is currently 4.76% .

In the policy form the “loan account value” is referred to as the “Loan Amount.”

Variable Accumulation DesignSM 45

After the tenth policy year, the annual interest rate that we charge will be reduced to 2.91% (guaranteed not to exceed 3.38%) for that portion of the loan amount that is not greater than:

  Your variable account value plus your fixed account value; minus
  The sum of all premiums paid minus all partial withdrawals.

Loans with this reduced interest rate are preferred loans. This reduced interest rate may change at any time but is guaranteed not to exceed 3.38% .

Interest is payable in advance at the time you take any loan (for the rest of the policy year) and at the beginning of each policy year thereafter (for the entire policy year). If you do not pay the interest when it is due, we add it to your loan account balance.

We will refund to you any interest we have not earned if:

  Your policy lapses;
  You surrender your policy; or
  You repay your loan.

Loan Repayment. You may repay your loan at any time. However, unless you tell us otherwise we will treat amounts received as premium payments and not loan repayments. You must tell us if you want a premium payment to go towards repaying your loan.

When you make a loan repayment, we transfer an amount equal to your payment from the loan account to the subaccounts and fixed account in the same proportion as your current premium allocation, unless you tell us otherwise.

Effects of a Policy Loan. Using your policy as collateral for a loan will effect your policy in various ways. You should carefully consider the following before taking a policy loan:

  If you do not make loan repayments your policy could lapse because your surrender value may not be enough to pay your fees and charges each month;
  A loan may cause the termination of the death benefit guarantees because we deduct your loan amount from cumulative premiums paid when calculating whether you have paid sufficient premiums to keep the death benefit guarantee in effect;
  Taking a loan reduces your opportunity to participate in the investment performance of the subaccounts and the interest guarantees of the fixed account;
  Accruing loan interest will change your policy value as compared to what it would have been if you did not take a loan;
  Even if you repay your loan, it will have a permanent effect on your policy value;
  If you do not repay your loan we will deduct any outstanding loan amount from amounts payable under the policy; and
  Loans may have tax consequences and if your policy lapses with a loan outstanding, you may have further tax consequences. See Distributions Other than Death Benefits, page 56.

Variable Accumulation DesignSM 46

Transfers

You currently may make an unlimited number of transfers of your variable account value between the subaccounts and to the fixed account. Transfers are subject to any conditions or limits that we or the funds whose shares are involved may impose, including:

  You may generally not make transfers until after the fifteenth day following your policy date (see Allocation of Net Premium, page 23.);
  We reserve the right to limit you to 12 transfers each policy year;
  Although we currently do not impose a charge for transfers, we reserve the right to charge up to $25 for each transfer; and
  We may impose the transfer charge, limit the number of transfers each policy year, restrict or refuse transfers because of frequent or disruptive transfers, as described below.

Any conditions or limits we impose on transfers between the subaccounts or to the fixed account will generally apply equally to all policy owners. However, we may impose different conditions or limits on policy owners or third parties acting on behalf of policy owners, such as market timing services, who violate our excessive trading policy. See Limits on Frequent or Disruptive Transfers, page 49.

Transfers from the fixed account to the subaccounts of the variable account are subject to the following additional restrictions:

  Only one transfer is permitted each policy year, and you may only make this transfer within 30 days of the anniversary of your policy date;
  You may only transfer up to 50% of your fixed account value unless the balance, after the transfer, would be less than $1,000 in which event you may transfer your full fixed account value; and
  Your transfer must be at least the lesser of $500 or your total fixed account value.

We reserve the right to liberalize these restrictions on transfers from the fixed account, depending on market conditions. Any such liberalization will generally apply equally to all policy owners. However, we may impose different restrictions on third parties acting on behalf of policy owners, such as market timing services.

We process all transfers and determine all values in connection with transfers on the valuation date we receive your request in good order, except as described below for the dollar cost averaging or automatic rebalancing programs.

Dollar Cost Averaging. Anytime your policy value less the loan account value is at least $5,000 you may elect dollar cost averaging.

Dollar cost averaging is a long-term investment program through which you direct us to automatically transfer at regular intervals a specific dollar amount from any of the subaccounts to one or more of the other subaccounts or to the fixed account. We do not permit transfers from the fixed account under this program. You may request that the dollar cost averaging transfers occur on a monthly, quarterly, semi-annual or annual basis. You may discontinue this program at any time. Although we currently do not charge for this feature, we reserve the right to impose a charge in the future.

Variable Accumulation DesignSM 47

This systematic plan of transferring policy values is intended to help reduce the risk of investing too much when the price of a fund's shares is high. It also helps reduce the risk of investing too little when the price of a fund's shares is low. Because you transfer the same dollar amount to the subaccounts each period, you purchase more units when the unit value is low and you purchase fewer units when the unit value is high.

Dollar cost averaging does not assure a profit nor does it protect you against a loss in a declining market.

You may discontinue your dollar cost averaging program at any time. We reserve the right to discontinue, modify or suspend this program, and dollar cost averaging will automatically terminate if:

  We receive a request to begin an automatic rebalancing program;
  The policy is in the grace period on any date when dollar cost averaging transfers are scheduled; or
  The specified transfer amount from any subaccount is more than the variable account value in that subaccount.

Automatic Rebalancing. Anytime your policy value less the loan account value is at least $10,000 you may elect automatic rebalancing. Automatic rebalancing is a program for simplifying the process of asset allocation and maintaining a consistent allocation of your variable and fixed account values among your chosen investment options. Although we currently do not charge for this feature, we reserve the right to impose a charge in the future.

If you elect automatic rebalancing, we periodically transfer amounts among the investment options to match the asset allocation percentages you have chosen. This action rebalances the amounts in the investment options that do not match your set allocation percentages. This mismatch can happen if an investment option outperforms another investment option over the time period between automatic rebalancing transfers.

Automatic rebalancing does not assure a profit nor does it protect you against a loss in a declining market.

You may discontinue your automatic rebalancing program at any time. We reserve the right to discontinue, modify or suspend this program, and automatic rebalancing will automatically terminate if:

  We receive a request to transfer policy values among the investment options;
  We receive a request to begin a dollar cost averaging program;
  The policy is in the grace period on any date when automatic rebalancing transfers are scheduled; or
  The sum of your variable and fixed account values is less than $7,500 on any date when automatic rebalancing transfers are scheduled.

Variable Accumulation DesignSM 48

Limits on Frequent or Disruptive Transfers

The policy is not designed to serve as a vehicle for frequent transfers. Frequent transfer activity can disrupt management of a fund and raise its expenses through:

  Increased trading and transaction costs;
  Forced and unplanned portfolio turnover;
  Lost opportunity costs; and
  Large asset swings that decrease the fund's ability to provide maximum investment return to all policy owners.

This in turn can have an adverse effect on fund performance. Accordingly, individuals or organizations that use market-timing investment strategies or make frequent transfers should not purchase the policy.

We have an excessive trading policy and monitor transfer activity. You will violate our excessive trading policy if your transfer activity:

  Exceeds our current definition of excessive trading, as defined below;
  Is identified as problematic by an underlying fund (even if the activity does not exceed our monitoring standard for excessive trading);
  Is determined, in our sole discretion, to be disruptive due to the excessive dollar amounts involved; or
  Is determined, in our sole discretion, to be not in the best interests of other policy owners.

If we determine that you have violated our excessive trading policy, we will take the following actions. Upon the first violation, we will send to you a one time warning letter. After a second violation we will suspend your transfer privileges via facsimile, telephone, email and the internet, and your transfer privileges will be limited to submission by regular U.S. mail for a period of six months. Our suspension of your electronic transfer privileges will relate to all transfers, not just those fund(s) involved in the excessive transfer activity, and will extend to other company variable life insurance policies and variable annuity contracts that you own. It may be extended to other variable policies and contracts that are issued to you by our affiliates. At the end of the six month suspension period, your electronic transfer privileges will be reinstated. If, however, you violate our excessive trading policy again, after your electronic transfer privileges have been reinstated, we will suspend your electronic transfer privileges permanently. We will notify you in writing if we take any of these actions.

Additionally, if we determine that our excessive trading policy has been violated by a market-timing organization or an individual or other party that is authorized to give transfer instructions on your behalf, whether such violation relates to your policy or another owner’s variable policy or contract, we will also take the following actions, without prior notice:

  Not accept transfer instructions from that organization, individual or other party; and
  Not accept preauthorized transfer forms from market timing organizations, individuals or other parties acting on behalf of more than one policy owner at a time.

Our current definition of excessive trading is more than one purchase and sale of the same underlying fund within a 30-day period. We do not count transfers associated with scheduled dollar cost averaging or automatic rebalancing programs (including reoccurring rebalancing transactions under corporate owned policies) and transfers involving certain de minimis amounts when determining whether transfer activity is excessive.

Variable Accumulation DesignSM 49

Except as noted below with respect to Paul M. Prusky, the company does not allow exceptions to our excessive trading policy. We reserve the right to modify our excessive trading policy, or the policy as it relates to a particular fund, at any time without prior notice, depending on, among other factors, the needs of the underlying fund(s), the best interests of policy owners and fund investors and/or state or federal regulatory requirements. If we modify our policy, it will be applied uniformly to all policy owners or, as applicable, to all policy owners investing in the underlying fund.

Our excessive trading policy may not be completely successful in preventing market timing or excessive trading activity. If it is not completely successful fund performance and management may be adversely affected, as noted above.

Since late 2003, we have been engaged in litigation with Paul M. Prusky (“Prusky”), and others, regarding a 1998 agreement between Prusky and ReliaStar. Under the agreement, Prusky, through a profit-sharing plan, engaged in frequent electronic trading between subaccounts available through certain ReliaStar variable life insurance policies (“market timing”). Beginning in late 2003, ReliaStar refused to accept electronic trading instructions from Prusky because of violations of our excessive trading policy.

On January 5, 2007, the United States District Court for the Eastern District of Pennsylvania (the “Federal Court”) ordered ReliaStar to accept and effect Prusky’s subaccount transfer instructions electronically “without limitation as to the number of transfer instructions so long as those transfers are not explicitly barred by a specific condition imposed by the fund in which the subaccount is invested.” (Order Granting in Part Summary Judgment, Paul M. Prusky, et.al v. ReliaStar Life Insurance Company, Civil Action No. 03-6196, Jan. 5, 2007, and Order Denying Defendant’s Motion for Clarification, dated January 12, 2007 (“Order”)). ReliaStar is considering its legal options in light of the Order; however, in the meantime, ReliaStar must accept and effect Prusky’s electronic transfer instructions.

When issuing the Order, the Federal Court did state that the ReliaStar variable life insurance policies owned by Prusky allow ReliaStar to enforce conditions on trading imposed by the funds in which the ReliaStar subaccounts invest. (Memorandum Accompanying the Order, at pp.9-10.) ReliaStar will enforce all fund-imposed conditions on trading consistent with the Order. Prusky’s ReliaStar policies include subaccounts which invest in all the same funds as are available through this policy. The prospectus for each fund describes restrictions imposed by the fund to prevent or minimize frequent trading.

The Company Intends to Modify its Excessive Trading Policy in October 2007. At that time, the company will begin restricting electronic trading privileges if a policy owner (1) requests two purchases and subsequent sales of the same fund in a 60 calendar day period; or (2) requests six purchases and subsequent sales of the same fund within a twelve month period. We may change these planned modifications before they are implemented.

The company intends to notify policy owners before we implement these changes; however, failure to provide this notice will not prevent the company from implementing these or any other changes to our excessive trading policy.

Limits Imposed by the Funds. Most underlying funds have their own excessive trading policies, and orders for the purchase of a fund’s shares are subject to acceptance or rejection by the underlying fund. We reserve the right to reject, without prior notice, any allocation or transfer to a subaccount if the corresponding fund will not accept the allocation or transfer for any reason.

Variable Accumulation DesignSM 50

Agreements to Share Information with Funds. As required by Rule 22c-2 under the 1940 Act, the company has entered into information sharing agreements with each of the fund companies whose funds are offered through the policy. Policy owner trading information is shared under these agreements as necessary for the fund companies to monitor fund trading and the company’s excessive trading policy. Under these agreements, the company is required to share information regarding policy owner transactions, including but not limited to information regarding fund transfers initiated by you. In addition to information about policy owner transactions, this information may include personal policy owner information, including names and social security numbers or other tax identification numbers.

As a result of this information sharing, a fund company may direct us to restrict a policy owner’s transactions if the fund determines that the policy owner has violated the fund's trading policies. This could include the fund directing us to reject any allocations of premium or policy value to the fund.

Conversion to a Guaranteed Policy. During the first two policy years and the first two years after an increase in the amount of your insurance coverage, you may permanently convert your policy or the requested increase in insurance coverage to a guaranteed policy, unless state law requires differently. If you elect to make this change, unless state law requires that we issue to you a new guaranteed policy, we will permanently transfer the amounts you have invested in the subaccounts of the variable account to the fixed account and allocate all future net premium to the fixed account. After you exercise this right you may not allocate future premium payments or make transfers to the subaccounts of the variable account. We do not charge for this change. Contact our Customer Service Center or your agent/registered representative for information about the conversion rights available in your state.

Partial Withdrawals

Beginning in the second policy year you may withdraw part of your policy's surrender value. Only one partial withdrawal is currently allowed each policy year during policy years two through ten and 12 each policy year thereafter. A partial withdrawal must be at least $500. In policy years two through 15, you may not withdraw more than 20% of your surrender value.

We currently charge $10 for each partial withdrawal, but we reserve the right to charge up to $25 for each partial withdrawal. See Partial Withdrawal Fee, page 25.

Unless you specify a different allocation, we will take partial withdrawals from the fixed account and the subaccounts of the variable account in the same proportion that your value in each has to your policy value on the monthly processing date. We will determine these proportions at the end of the valuation period during that we receive your partial withdrawal request. For purposes of determining these proportions, we will not include any outstanding loan account value.

Unless you request otherwise, proceeds from a partial withdrawal generally will be paid into an interest bearing account that you can access, without penalty, through a checkbook feature. See Transaction Processing, page 63.

Variable Accumulation DesignSM 51

In the policy form the “surrender value” is referred to as the “Cash Surrender Value.”

Effects of a Partial Withdrawal. We will reduce the policy value by the amount of a partial withdrawal. We will also reduce the death benefit by an amount equal to the factor from the definition of life insurance factors described in Appendix A multiplied by the amount of the partial withdrawal. A partial withdrawal may also cause the termination of the death benefit guarantees because we deduct the amount of the partial withdrawal from the total premiums paid when calculating whether you have paid sufficient premiums in order to maintain the death benefit guarantees.

If death benefit Option 1 is in effect, we will decrease the amount of insurance coverage by the amount of a partial withdrawal. Decreases in insurance coverage on policies with multiple coverage segments will be made in the following order:

(1)	From the most recent segment;

(2)	From the next more recent segments successively; and

(3)	From the initial segment.

Therefore, partial withdrawals may affect the way in which the cost of insurance is calculated and the amount of pure insurance protection under the policy. See Cost of Insurance, page 26.

If death benefit Option 2 or Option 3 is in effect, a partial withdrawal will not affect the amount of insurance coverage.

We will not allow a partial withdrawal if the amount of insurance coverage after the withdrawal would be less than $250,000.

A partial withdrawal may have tax consequences depending on the circumstances of such withdrawal. See Tax Status of the Policy, page 55.

Termination of Coverage

Your insurance coverage will continue under the policy until you surrender your policy or it lapses.

Surrender

You may surrender your policy for its surrender value any time after the free look period while the insured person is alive. Your surrender value is your policy value minus any surrender charge, loan amount and unpaid fees and charges.

You may take your surrender value in other than one payment.

We compute your surrender value as of the valuation date we receive your written surrender request and policy at our Customer Service Center in good order. All insurance coverage ends on the date we receive your surrender request and policy.

Unless you request otherwise, we will deposit your surrender value into an interest bearing account that you can access, without penalty, through a checkbook feature. See Transaction Processing, page 63.

Surrender of your policy may have adverse tax consequences. See Distributions Other than Death Benefits, page 56.

Variable Accumulation DesignSM 52

Lapse

Your policy will not lapse and your insurance coverage under the policy will continue if on any monthly processing date:

  A death benefit guarantee is in effect; or
  Your surrender value is enough to pay the periodic fees and charges when due.

Grace Period. If on a monthly processing date you do not meet either of these conditions, your policy will enter the 61-day grace period during which you must make a sufficient premium payment to avoid having your policy lapse and insurance coverage terminate.

We will notify you that your policy is in a grace period at least 30 days before it ends. We will send this notice to you (and a person to whom you have assigned your policy) at your last known address in our records. We will notify you of the premium payment necessary to prevent your policy from lapsing. This amount generally equals the past due charges, plus the estimated periodic fees and charges and charges of any optional rider benefits for the next two months. If we receive payment of the required amount before the end of the grace period, we apply it to your policy in the same manner as your other premium payments, then we deduct the overdue amounts from your policy value.

If you do not pay the full amount within the 61-day grace period, your policy and its riders lapse will without value. We withdraw your remaining variable and fixed account values, deduct amounts you owe us and inform you that your coverage has ended.

If the surviving joint insured person dies during the grace period, we do pay death benefit proceeds to your beneficiaries with reductions for your loan amount and periodic fees and charges owed.

During the early policy years your surrender value will generally not be enough to cover the periodic fees and charges each month, and you will generally need to pay at least the minimum premium amount (to maintain the basic and Supplemental Death Benefit Guarantees) for the policy not to lapse.

If your policy lapses, any distribution of policy value may be subject to current taxation.

See Distributions Other than Death Benefits, page 56.

Reinstatement

Reinstatement means putting a lapsed policy back in force. You may reinstate a lapsed policy by written request any time within five years after it has lapsed. A policy that was surrendered may not be reinstated.

To reinstate the policy and any riders, you must submit evidence satisfactory to us that each joint insured person, or surviving joint insured person, is still insurable and pay a premium large enough to keep the policy and any rider benefits in force for at least two months. If you had a policy loan existing when coverage lapsed, we will reinstate it with accrued loan interest to the date of the lapse.

A lapsed Basic Death Benefit Guarantee cannot, unless otherwise allowed under state law, be reinstated after the fifth policy year. A lapsed Supplemental Death Benefit Guarantee cannot be reinstated.

Variable Accumulation DesignSM 53

A policy that lapses during a seven pay testing period and is reinstated more than 90 days after lapsing may be classified as a modified endowment contract for tax purposes. In general, a seven pay testing period is the first seven policy years and the first seven years after certain changes to your policy. You should consult with a qualified adviser to determine whether reinstating a lapsed policy will cause it to be classified as a modified endowment contract. See Modified Endowment Contracts, page 56.

TAX CONSIDERATIONS

The following summary provides a general description of the federal income tax considerations associated with the policy and does not purport to be complete or to cover federal estate, gift and generation-skipping tax implications, state and local taxes or other tax situations. This discussion is not intended as tax advice. Counsel or other qualified tax advisers should be consulted for more complete information. This discussion is based upon our understanding of the present federal income tax laws. No representation is made as to the likelihood of continuation of the present federal income tax laws or as to how they may be interpreted by the Internal Revenue Service (“IRS”).

The following discussion generally assumes that the policy will qualify as a life insurance contract for federal tax purposes.

Tax Status of the Company

We are taxed as a life insurance company under the Internal Revenue Code. The variable account is not a separate entity from us. Therefore, it is not taxed separately as a “regulated investment company,” but is taxed as part of the company. We automatically apply investment income and capital gains attributable to the separate account to increase reserves under the policy. Because of this, under existing federal tax law we believe that any such income and gains will not be taxed to us. In addition, any foreign tax credits attributable to the separate account will first be used to reduce any income taxes imposed on the variable account before being used by the company.

In summary, we do not expect that we will incur any federal income tax liability attributable to the variable account and we do not intend to make provisions for any such taxes. However, if changes in the federal tax laws or their interpretation result in our being taxed on income or gains attributable to the variable account, then we may impose a charge against the variable account (with respect to some or all of the policies) to set aside provisions to pay such taxes.

Variable Accumulation DesignSM 54

Tax Status of the Policy

This policy is designed to qualify as a life insurance contract under the Internal Revenue Code. All terms and provisions of the policy shall be construed in a manner that is consistent with that design. In order to qualify as a life insurance contract for federal income tax purposes and to receive the tax treatment normally accorded life insurance contracts under federal tax law, a policy must satisfy certain requirements that are set forth in Section 7702 of the Internal Revenue Code. Specifically, the policy must meet the requirements of the guideline premium test. See Death Benefit Qualification Test, page 32. If your variable life policy does not satisfy this test, it will not be treated as life insurance under Internal Revenue Code 7702. You would then be subject to federal income tax on your policy income as you earn it. While there is very little guidance as to how these requirements are applied, we believe it is reasonable to conclude that our policies satisfy the applicable requirements. If it is subsequently determined that a policy does not satisfy the applicable requirements, we will take appropriate and reasonable steps to bring the policy into compliance with such requirements and we reserve the right to restrict policy transactions or modify your policy in order to do so. See Tax Treatment of Policy Death Benefits, page 56.

Diversification and Investor Control Requirements

In addition to meeting the Internal Revenue Code Section 7702 guideline premium test, Internal Revenue Code Section 817(h) requires investments within a separate account, such as our variable account, to be adequately diversified. The Treasury has issued regulations that set the standards for measuring the adequacy of any diversification, and the Internal Revenue Service has published various revenue rulings and private letter rulings addressing diversification issues. To be adequately diversified, each subaccount and its corresponding fund must meet certain tests. If these tests are not met, your variable life policy will not be adequately diversified and not treated as life insurance under Internal Revenue Code Section 7702. You would then be subject to federal income tax on your policy income as you earn it. Each subaccount's corresponding fund has represented that it will meet the diversification standards that apply to your policy. Accordingly, we believe it is reasonable to conclude that the diversification requirements have been satisfied. If it is determined, however, that your variable life policy does not satisfy the applicable diversification regulations, we will take appropriate and reasonable steps to bring your policy into compliance with such regulations and we reserve the right to modify your policy as necessary in order to do so.

In certain circumstances, owners of a variable life insurance policy have been considered, for federal income tax purposes, to be the owners of the assets of the separate account supporting their policies, due to their ability to exercise investment control over such assets. When this is the case, the policy owners have been currently taxed on income and gains attributable to the separate account assets. Your ownership rights under your policy are similar to, but different in some ways from those described by the IRS in rulings in which it determined that policy owners are not owners of separate account assets. For example, you have additional flexibility in allocating your premium payments and your policy values. These differences could result in the IRS treating you as the owner of a pro rata share of the variable account assets. We do not know what standards will be set forth in the future, if any, in Treasury regulations or rulings. We reserve the right to modify your policy, as necessary, to try to prevent you from being considered the owner of a pro rata share of the variable account assets, or to otherwise qualify your policy for favorable tax treatment.

Variable Accumulation DesignSM 55

Tax Treatment of Policy Death Benefits

The death benefit, or an accelerated death benefit, under a policy is generally excludable from the gross income of the beneficiary(ies) under Section 101(a)(1) of the Internal Revenue Code. However, there are exceptions to this general rule. Additionally, federal, state and local transfer, estate, inheritance and other tax consequences of ownership or receipt of policy proceeds depend on the circumstances of each policy owner or beneficiary(ies). A qualified tax adviser should be consulted about these consequences.

Distributions Other than Death Benefits

Generally, the policy owner will not be taxed on any of the policy value until there is a distribution. When distributions from a policy occur, or when loan amounts are taken from or secured by a policy, the tax consequences depend on whether or not the policy is a “modified endowment contract.”

Modified Endowment Contracts

Under the Internal Revenue Code, certain life insurance contracts are classified as “modified endowment contracts” and are given less favorable tax treatment than other life insurance contracts. Due to the flexibility of the policies as to premiums and benefits, the individual circumstances of each policy will determine whether or not it is classified as a modified endowment contract. The rules are too complex to be summarized here, but generally depend on the amount of premiums we receive during the first seven policy years. Certain changes in a policy after it is issued, such as reduction or increase in benefits or policy reinstatement, could also cause it to be classified as a modified endowment contract or increase the period during which the policy must be tested. A current or prospective policy owner should consult with a qualified adviser to determine whether or not a policy transaction will cause the policy to be classified as a modified endowment contract.

If a policy becomes a modified endowment contract, distributions that occur during the policy year will be taxed as distributions from a modified endowment contract. In addition, distributions from a policy within two years before it becomes a modified endowment contract will be taxed in this manner. This means that a distribution made from a policy that is not a modified endowment contract could later become taxable as a distribution from a modified endowment contract.

Additionally, all modified endowment contracts that are issued by us (or our affiliates) to the same policy owner during any calendar year are treated as one modified endowment contract for purposes of determining the amount includible in the policy owner's income when a taxable distribution occurs.

Variable Accumulation DesignSM 56

Once a policy is classified as a modified endowment contract, the following tax rules apply both prospectively and to any distributions made in the prior two years:

  All distributions other than death benefits, including distributions upon surrender and withdrawals, from a modified endowment contract will be treated first as distributions of gain, if any, taxable as ordinary income. Amounts will be treated as tax-free recovery of the policy owner's investment in the policy only after all gain has been distributed. The amount of gain in the policy will be equal to the difference between the policy's value determined without regard to any surrender charges, and the investment in the policy;
  Loan amounts taken from or secured by a policy classified as a modified endowment contract, and also assignments or pledges of such a policy (or agreements to assign or pledge such a policy), are treated first as distributions of gain, if any, taxable as ordinary income. Amounts will be treated as tax-free recovery of the policy owner’s investment in the policy only after all gain has been distributed; and
  A 10% additional income tax penalty may be imposed on the distribution amount subject to income tax. This tax penalty generally does not apply to distributions (1) made on or after the date on which the taxpayer attains age 59½; (b) that are attributable to the taxpayer becoming disabled (as defined in the Internal Revenue Code); or (c) that are part of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the taxpayer or the joint lives (or joint life expectancies) of the taxpayer and his or her beneficiary.
  Consult a qualified tax adviser to determine whether or not you may be subject to thispenalty tax.

Policies That Are Not Modified Endowment Contracts

Distributions other than death benefits from a policy that is not classified as a modified endowment contract are generally treated first as a recovery of the policy owner's investment in the policy. Only after the recovery of all investment in the policy is there taxable income. However, certain distributions made in connection with policy benefit reductions during the first 15 policy years may be treated in whole or in part as ordinary income subject to tax. Consult a qualified tax adviser to determine whether or not any distributions made in connection with a reduction in policy benefits will be subject to tax.

Loan amounts from or secured by a policy that is not a modified endowment contract are generally not taxed as distributions. However, the tax consequences of such a loan that is outstanding after policy year ten are uncertain and a qualified tax adviser should be consulted about such loans. Finally, neither distributions from, nor loan amounts from or secured by, a policy that is not a modified endowment contract are subject to the 10% additional income tax.

Investment in the Policy

Your investment in the policy is generally the total of your aggregate premiums. When a distribution is taken from the policy, your investment in the policy is reduced by the amount of the distribution that is tax free.

Variable Accumulation DesignSM 57

Other Tax Matters Policy Loans

In general, interest on a policy loan will not be deductible. A limited exception to this rule exists for certain interest paid in connection with certain “key person” insurance. You should consult a qualified tax adviser to determine whether you qualify under this exception.

Moreover, the tax consequences associated with a preferred loan (a loan where the interest rate charged is less than or equal to the interest rate credited) available in the policy are uncertain. Before taking out a policy loan, you should consult a qualified tax adviser as to the tax consequences.

If a loan from a policy is outstanding when the policy other than a modified endowment contract is surrendered or lapses, then the amount of the outstanding indebtedness will be added to the amount treated as a distribution from the policy and will be taxed accordingly.

Continuation of a Policy

The tax consequences of continuing the policy after younger joint insured person reaches age 100 are unclear. For example, in certain situations it is possible that after the younger joint insured person reaches age 100, the IRS could treat you as being in constructive receipt of the policy value if the policy value becomes equal to the death benefit. If this happens, an amount equal to the excess of the policy value over the investment in the policy would be includible in your income at that time. Because we believe the policy will continue to constitute life insurance at that time and the IRS has not issued any guidance on this issue, we do not intend to tax report any earnings due to the possibility of constructive receipt in this circumstance. You should consult a qualified tax adviser if you intend to keep the policy in force after the younger joint insured person reaches age 100.

Section 1035 Exchanges

Internal Revenue Code Section 1035 provides, in certain circumstances, that no gain or loss will be recognized on the exchange of one life insurance policy solely for another life insurance policy, or an endowment, annuity or qualified long term care contract. Special rules and procedures apply to Section 1035 exchanges. These rules can be complex, and if you wish to take advantage of Section 1035, you should consult your qualified tax adviser.

Taxation of Policy Splits

The Policy Split Option Rider permits a policy to be split into two single life policies upon the occurrence of:

  A divorce of the joint insured persons;
  Certain changes in federal estate tax law; or
  Dissolution of business conducted or owned by the joint insured persons.

Using the Policy Split Option Rider could have adverse tax consequences. Before you exercise the policy split option, it is important that you consult with a qualified tax adviser regarding the possible tax consequences.

Variable Accumulation DesignSM 58

Tax-exempt Policy Owners

Special rules may apply to a policy that is owned by a tax-exempt entity. Tax-exempt entities should consult a qualified tax adviser regarding the consequences of purchasing and owning a policy. These consequences could include an effect on the tax-exempt status of the entity and the possibility of the unrelated business income tax.

Tax Law Changes

Although the likelihood of legislative action or tax reform is uncertain, there is always the possibility that the tax treatment of the policy could be changed by legislation or other means. It is also possible that any change may be retroactive (that is, effective before the date of the change). You should consult a qualified tax adviser with respect to legislative developments and their effect on the policy.

Policy Changes to Comply with the Law

So that your policy continues to qualify as life insurance under the Internal Revenue Code, we reserve the right to refuse to accept all or part of your premium payments or to change your death benefit. We may refuse to allow you to make partial withdrawals that would cause your policy to fail to qualify as life insurance. We also may make changes to your policy or its riders or make distributions from your policy to the degree that we deem necessary to qualify your policy as life insurance for tax purposes.

If we make any change of this type, it applies the same way to all affected policies.

Any increase in your death benefit will cause an increase in your cost of insurance charges.

Policy Availability and Qualified Plans

The policy is not available for sale to and cannot be acquired with funds that are assets of (i) an employee benefit plan as defined in Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), and that is subject to Title I of ERISA; (ii) a plan described in Section 4975(e)(1) of the Internal Revenue Code; or (iii) an entity whose underlying assets include plan assets by reason of the investment by an employee benefit plan or other plan in such entity within the meaning of 29 C.F.R. Section 2510.3 -101 or otherwise.

Policy owners may use the policy in various other arrangements, including:

  Non-qualified deferred compensation or salary continuance plans;
  Split dollar insurance plans;
  Executive bonus plans;
  Retiree medical benefit plans; and
  Other plans.

The tax consequences of these plans may vary depending on the particular facts and circumstances of each arrangement. If you want to use your policy with any of these various arrangements, you should consult a qualified tax adviser regarding the tax issues of your particular arrangement.

Variable Accumulation DesignSM 59

Life Insurance Owned by Businesses

In recent years, Congress has adopted new rules relating to life insurance owned by businesses. For example, in the case of a policy issued to a nonnatural taxpayer, or held for the benefit of such an entity, a portion of the taxpayer's otherwise deductible interest expenses may not be deductible as a result of ownership of a policy even if no loans are taken under the policy. (An exception to this rule is provided for certain life insurance contracts that cover the life of an individual who is a 20% owner, or an officer, director, or employee of a trade or business.) In addition, in certain instances, a portion of the death benefit payable under an employer-owned policy may be taxable. As another example, special rules apply if you are subject to the alternative minimum tax. Any business contemplating the purchase of a new policy or a change in an existing policy should consult a qualified tax adviser.

Income Tax Withholding

The IRS requires us to withhold income taxes from any portion of the amounts individuals receive in a taxable transaction. We generally do not withhold income taxes if you elect in writing not to have withholding apply. If the amount withheld for you is insufficient to cover income taxes, you may have to pay additional income taxes and possibly penalties later. We will also report to the IRS the amount of any taxable distributions.

Policy Transfers

The transfer of the policy or designation of a beneficiary may have federal, state and/or local transfer and inheritance tax consequences, including the imposition of gift, estate and generation-skipping transfer taxes. The individual situation of each policy owner or beneficiary will determine the extent, if any, to which federal, state and local transfer and inheritance taxes may be imposed and how ownership or receipt of policy proceeds will be treated for purposes of federal, state and local estate, inheritance, generation skipping and other taxes.

You should consult qualified legal or tax advisers for complete information on federal, state, local and other tax considerations.

ADDITIONAL INFORMATION

General Policy Provisions

Your Policy

The policy is a contract between you and us and is the combination of:

  Your policy;
  A copy of your original application and applications for benefit increases or decreases;
  Your riders;
  Your endorsements;
  Your policy schedule pages; and
  Your reinstatement applications.

Variable Accumulation DesignSM 60

If you make a change to your coverage, we give you a copy of your changed application and new policy schedules. If you send your policy to us, we attach these items to your policy and return it to you. Otherwise, you need to attach them to your policy.

Unless there is fraud, we consider all statements made in an application to be representations and not guarantees. We use no statement to deny a claim, unless it is in an application.

A president or other officer of our company and our secretary or assistant secretary must sign all changes or amendments to your policy. No other person may change its terms or conditions.

Age

We issue your policy at each joint insured person's age (stated in your policy schedule) based on the age at the last birthday as of the policy date. On the policy date, both joint insured person's ages can generally be no more than age 85. Average age under the policy means the sum of each joint insured person's age divided by two and rounded to the higher age.

We often use age to calculate rates, charges and values. We determine the joint insured persons' ages at a given time by adding the number of completed policy years to the ages calculated at issue and shown in the schedule.

Ownership

The original owner is the person named as the owner in the policy application. The owner can exercise all rights and receive benefits before the death of the surviving joint insured. These rights include the right to change the owner, beneficiaries or the method designated to pay death benefit proceeds.

As a matter of law, all rights of ownership are limited by the rights of any person who has been assigned rights under the policy and any irrevocable beneficiaries.

You may name a new owner by giving us written notice. The effective date of the change to the new owner is the date the prior owner signs the notice. However, we will not be liable for any action we take before a change is recorded at our Customer Service Center. A change in ownership may cause the prior owner to recognize taxable income on gain under the policy.

Beneficiaries

You, as owner, name the beneficiaries when you apply for your policy. The primary beneficiaries who survive the surviving joint insured person receive the death benefit proceeds. Other surviving beneficiaries receive death benefit proceeds only if there is no surviving primary beneficiaries. If more than one beneficiary survives the surviving joint insured person, they share the death benefit proceeds equally, unless you specify otherwise. If none of your policy beneficiaries has survived the surviving joint insured person, we pay the death benefit proceeds to you or to your estate, as owner. If a beneficiary is a minor, the death benefit proceeds will be held in an interest bearing account until that beneficiary attains the age of majority.

You may name new beneficiaries before the death of the surviving joint insured person. We pay death benefit proceeds to the beneficiaries whom you have most recently named according to our records. We do not make payments to multiple sets of beneficiaries. The designation of certain beneficiaries may have tax consequences. See Other Tax Matters, page 58.

Variable Accumulation DesignSM 61

Collateral Assignment

In the policy form the “policy date” is referred to as the “Issue Date.”

You may assign your policy by sending written notice to us. After we record the assignment, your rights as owner and the beneficiaries' rights (unless the beneficiaries were made irrevocable beneficiaries under an earlier assignment) are subject to the assignment. It is your responsibility to make sure the assignment is valid. The transfer or assignment of a policy may have tax consequences. See Other Tax Matters, page 58.

Incontestability

After your policy has been in force and both joint insured persons are alive for two years from your policy date and from the effective date of any new coverage segment, an increase in any other benefit or reinstatement, we will not question the validity of statements in your applicable application

Misstatements of Age or Gender

Notwithstanding the Incontestability provision above, if any joint insured person's age or gender has been misstated, we adjust the death benefit to the amount that would have been purchased for the joint insured person's correct age and gender. We base the adjusted death benefit on the cost of insurance charges deducted from your policy value on the last monthly processing date before the surviving joint insured person's death, or as otherwise required by law.

If unisex cost of insurance rates apply, we do not make any adjustments for a misstatement of gender.

Suicide

If any joint insured person commits suicide (while sane or insane) within two years of your policy date, unless otherwise required by law, we limit death benefit proceeds to:

  The total premium we receive to the time of death; minus
  Outstanding loan amount; minus
  Partial withdrawals taken.

We make a limited payment to the beneficiaries for a new coverage segment or other increase if any joint insured person commits suicide (while sane or insane) within two years of the effective date of a new coverage segment or within two years of an increase in any other benefit, unless otherwise required by law. The limited payment is equal to the cost of insurance charges that were deducted for the increase.

Anti-Money Laundering

In order to protect against the possible misuse of our products in money laundering or terrorist financing, we have adopted an anti-money laundering program satisfying the requirements of the USA PATRIOT Act. Among other things, this program requires us, our agents and customers to comply with certain procedures and standards that serve to assure that our customers' identities are properly verified and that premiums are not derived from improper sources.

Variable Accumulation DesignSM 62

Under our anti-money laundering program, we may require policy owners, insured persons and/or beneficiaries to provide sufficient evidence of identification, and we reserve the right to verify any information provided to us by accessing information databases maintained internally or by outside firms.

We may also refuse to accept certain forms of premium payments or loan repayments (traveler's cheques, for example) or restrict the amount of certain forms of premium payments or loan repayments (money orders totaling more than $5,000, for example). In addition, we may require information as to why a particular form of payment was used (third party checks, for example) and the source of the funds of such payment in order to determine whether or not we will accept it. Use of an unacceptable form of payment may result in us returning the payment to you and your policy either entering the 61-day grace period or lapsing. See Lapse, page 53. See also Premium Payments Affect Your Coverage, page 22.

Applicable laws designed to prevent terrorist financing and money laundering might, in certain circumstances, require us to block certain transactions until authorization is received from the appropriate regulator. We may also be required to provide additional information about you and your policy to government regulators.

Our anti-money laundering program is subject to change without notice to take account of changes applicable in laws or regulations and our ongoing assessment of our exposure to illegal activity.

Transaction Processing

Generally, within seven days of when we receive all information required to process a payment, we pay:

  Death benefit proceeds;
  Surrender value;
  Partial withdrawals; and
  Loan proceeds.

We may delay processing these transactions if:

  The New York Stock Exchange is closed for trading;
  Trading on the New York Stock Exchange is restricted by the SEC;
  There is an emergency so that it is not reasonably possible to sell securities in the subaccounts or to determine the value of a subaccount's assets; and
  A governmental body with jurisdiction over the variable account allows suspension by its order.

SEC rules and regulations generally determine whether or not these conditions exist.

We execute transfers among the subaccounts as of the valuation date of our receipt of your request at our Customer Service Center.

We determine the death benefit as of the date of the surviving joint insured person's death. The death benefit proceeds are not affected by subsequent changes in the value of the subaccounts.

Variable Accumulation DesignSM 63

We may delay payment from our fixed account for up to six months, unless law requires otherwise, of surrender proceeds, withdrawal amounts or loan amounts. If we delay payment more than 30 days, we pay interest at our declared rate (or at a higher rate if required by law) from the date we receive your complete request.

Unless you request otherwise, we generally pay death benefit proceeds, surrender value and partial withdrawals into an interest bearing account that may be accessed by you or the beneficiary, as applicable, through a checkbook feature. This interest bearing account is backed by our general account, and the checkbook feature may be used to access the payment at any time without penalty.

Notification and Claims Procedures

Except for certain authorized telephone requests, we must receive in writing any election, designation, change, assignment or request made by the owner.

You must use a form acceptable to us. We are not liable for actions taken before we receive and record the written notice. We may require you to return your policy for policy changes or if you surrender it.

If the surviving joint insured person dies while your policy is in force, please let us know as soon as possible. We will send you instructions on how to make a claim. As proof of the surviving joint insured person's death, we may require proof of the deceased surviving joint insured person's age and a certified copy of the death certificate.

The beneficiaries and the deceased surviving joint insured person's next of kin may need to sign authorization forms. These forms allow us to get information such as medical records of doctors and hospitals used by the deceased surviving joint insured person.

Telephone Privileges

Telephone privileges are automatically provided to you and your agent/registered representative, unless you decline it on the application or contact our Customer Service Center. Telephone privileges allow you or your agent/registered representative to call our Customer Service Center to:

  Make transfers;
  Change premium allocations;
  Change your dollar cost averaging and automatic rebalancing programs; and
  Request a loan.

Our Customer Service Center uses reasonable procedures to make sure that instructions received by telephone are genuine. These procedures may include:

  Requiring some form of personal identification;
  Providing written confirmation of any transactions; and
  Tape recording telephone calls.

By accepting telephone privileges, you authorize us to record your telephone calls with us. If we use reasonable procedures to confirm instructions, we are not liable for losses from unauthorized or fraudulent instructions. We may discontinue or limit this privilege at any time. See Limits on Frequent or Disruptive Transfers, page 49.

Variable Accumulation DesignSM 64

Telephone and facsimile privileges may not always be available. Telephone or fax systems, whether yours, your service provider's or your agent's, can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may prevent or delay our receipt of your request. Although we have taken precautions to help our systems handle heavy use, we cannot promise complete reliability under all circumstances. If you are experiencing problems, you should make your transfer request by written request.

Non-participation

Your policy does not participate in the surplus earnings of ReliaStar Life Insurance Company.

Advertising Practices and Sales Literature

We may use advertisements and sales literature to promote this product, including:

  Articles on variable life insurance and other information published in business or financial publications;
  Indices or rankings of investment securities; and
  Comparisons with other investment vehicles, including tax considerations.

We may use information regarding the past performance of the subaccounts and funds. Past performance is not indicative of future performance of the subaccounts or funds and is not reflective of the actual investment experience of policy owners.

We may feature certain subaccounts, the underlying funds and their managers, as well as describe asset levels and sales volumes. We may refer to past, current, or prospective economic trends and investment performance or other information we believe may be of interest to our customers.

Settlement Options

You may elect to take the surrender value in other than one lump-sum payment. Likewise, you may elect to have the beneficiaries receive the death benefit proceeds other than in one lump-sum payment, if you make this election before the death of the surviving joint insured. If you have not made this election, the beneficiaries may do so within 60 days after we receive proof of the surviving joint insured person's death.

The investment performance of the subaccounts does not affect payments under these settlement options. Instead, interest accrues at a fixed rate based on the option you choose. Payment options are subject to our rules at the time you make your selection. Currently, a periodic payment must be at least $25 and the total proceeds must be at least $2,500.

Variable Accumulation DesignSM 65

The following settlement options are available:

  Option 1 - The proceeds are left with us to earn interest. Withdrawals and any changes are subject to our approval;
  Option 2 - The proceeds and interest are paid in equal installments of a specified amount until the proceeds and interest are all paid;
  Option 3 - The proceeds and interest are paid in equal installments for a specified period until the proceeds and interest are all paid;
  Option 4 - The proceeds provide an annuity payment with a specified number of months. The payments are continued for the life of the primary payee. If the primary payee dies before the certain period is over, the remaining payments are paid to a contingent payee; and
  Option 5 - The proceeds provide a life income for two payees. When one payee dies, the surviving payee receives two-thirds of the amount of the joint monthly payment for life.

Interest on Settlement Options. We base the interest rate for proceeds applied under Options 1 and 2 on the interest rate we declare on money that we consider to be in the same classification based on the option, restrictions on withdrawal and other factors. The interest rate will never be less than an effective annual rate of 2.00% .

In determining amounts we pay under Options 3, 4 and 5, we assume interest at an effective annual rate of 2.00% . Also, for Option 3 and periods certain under Option 4, we credit any excess interest we may declare on money that we consider to be in the same classification based on the option, restrictions on withdrawal and other factors.

If none of these settlement options have been elected, your surrender value or the death benefit proceeds will be paid in one lump-sum payment.

Unless you request otherwise, death benefit proceeds generally will be paid into an interest bearing account that is backed by our general account and can be accessed by the beneficiary through a checkbook feature. Interest earned on this account may be less than interest paid under other settlement options. See Transaction Processing, page 63.

Reports

Annual Statement. We will send you an annual statement once each year free of charge showing the amount of insurance coverage under your policy as well as your policy's death benefit, policy and surrender values, the amount of premiums you have paid, the amounts you have withdrawn, borrowed or transferred and the fees and charges we have imposed since the last statement.

Additional statements are available upon request. We may make a charge not to exceed $50 for each additional annual statement you request. See Excess Annual Report Fee, page 26.

We send semi-annual reports with financial information on the funds, including a list of investment holdings of each fund.

We send confirmation notices to you throughout the year for certain policy transactions such as transfers between investment options, partial withdrawals and loans. You are responsible for reviewing the confirmation notices to verify that the transactions are being made as requested.

Variable Accumulation DesignSM 66

Illustrations. To help you better understand how your policy values will vary over time under different sets of assumptions, we will provide you with a personalized illustration projecting future results based on the age and risk classification of each of the joint insured persons and other factors such as the amount of insurance coverage, death benefit option, premiums and rates of return (within limits) you specify. We may make a charge not to exceed $50 for each illustration you request after the first in a policy year. See Excess Illustration Fee, page 26.

Other Reports. We will mail to you at your last known address of record at least annually a report containing such information as may be required by any applicable law. To reduce expenses, only one copy of most financial reports and prospectuses, including reports and prospectuses for the funds, will be mailed to your household, even if you or other persons in your household have more than one policy issued by us or an affiliate. Call our Customer Service Center at 1-877-886-5050 if you need additional copies of financial reports, prospectuses, historical account information or annual or semi-annual reports or if you would like to receive one copy for each policy in all future mailings.

Distribution of the Policy

We sell the policy through licensed insurance agents who are registered representatives of affiliated and unaffiliated broker/dealers. All broker/dealers who sell the policy have entered into selling agreements with ING America Equities, Inc., our affiliate and the principal underwriter and distributor of the policy. ING America Equities, Inc. is organized under the laws of the State of Colorado, registered with the SEC as a broker/dealer under the Securities Exchange Act of 1934, and a member of the NASD. Its principal office is located at 1290 Broadway, Denver, Colorado 80203-5699.

ING America Equities, Inc. offers the securities under the policies on a continuous basis. For the years ended December 31, 2006, 2005 and 2004, the aggregate amount of underwriting commissions we paid to ING America Equities, Inc. was $23,918,675, $28,325,080 and $31,102,593, respectively.

ING America Equities, Inc. does not retain any commissions or other amounts paid to it by us for sales of the policy. Rather, it pays all the amounts received from us to the broker/dealers for selling the policy, and part of that payment goes to your agent/registered representative.

The following is a list of broker/dealers affiliated with the company which have selling agreements with ING America Equities, Inc.:

  Bancnorth Investment Group, Inc.
  Financial Network Investment Corporation
  Guaranty Brokerage Services, Inc.
  ING Financial Advisers, LLC
  ING Financial Partners, Inc.
  Multi-Financial Securities Corporation
  PrimeVest Financial Services, Inc.

The amounts that we pay for the sale of the policy can generally be categorized as either commissions or other amounts. The commissions we pay can be further categorized as base commissions and supplemental or wholesaling commissions.

Variable Accumulation DesignSM 67

Base commissions consist of a percentage of premium we receive for the policy up to the target premium amount, a percentage of premium we receive for the policy in excess of the target premium amount and, as a trail commission, a percentage of your average net policy value. The first year commission pays up to 90% of premium received up to target and 4.40% of premium in excess of target in the first year, up to 3% of total premium received in second through tenth years (renewal commission), and 0.10% of the average net policy value in the eleventh year and thereafter (trail commission).

Supplemental or wholesaling commissions are paid based on a percentage of target premiums we receive for the policy and certain other designated insurance products sold during a calendar year. The percentages of such commissions that we may pay may increase as the aggregate amount of premiums received for all products issued by the company and/or its affiliates during the calendar year increases. The maximum percentage of supplemental or wholesaling commissions that we may pay is 43%.

Generally, the commissions paid on premiums for base coverage under the policy are greater than those paid on premiums for coverage under a term rider. Be aware of this and discuss with your agent/registered representative the right blend of base coverage and term rider coverage for you.

In addition to the sales compensation described above, ING America Equities, Inc. may also pay broker-dealers additional compensation or reimbursement of expenses for their efforts in selling the policy to you and other customers. These amounts may include:

  Marketing/distribution allowances which may be based on the percentages of premium received, the aggregate commissions paid and/or the aggregate assets held in relation to certain types of designated insurance products issued by the company and/or its affiliates during the year;
  Loans or advances of commissions in anticipation of future receipt of premiums (a form of lending to agents/registered representatives). These loans may have advantageous terms such as reduction or elimination of the interest charged on the loan and/or forgiveness of the principal amount of the loan, which terms may be conditioned on fixed insurance product sales;
  Education and training allowances to facilitate our attendance at certain educational and training meetings to provide information and training about our products. We also hold training programs from time to time at our own expense;
  Sponsorship payments or reimbursements for broker/dealers to use in sales contests and/or meetings for their agents/registered representatives who sell our products. We do not hold contests based solely on sales of this product;
  Certain overrides and other benefits that may include cash compensation based on the amount of earned commissions, agent/representative recruiting or other activities that promote the sale of policy; and
  Additional cash or noncash compensation and reimbursements permissible under existing law. This may include, but is not limited to, cash incentives, merchandise, trips, occasional entertainment, meals and tickets to sporting events, client appreciation events, business and educational enhancement items, payment for travel expenses (including meals and lodging) to pre-approved training and education seminars, and payment for advertising and sales campaigns.

We may pay commissions, dealer concessions, wholesaling fees, overrides, bonuses, other allowances and benefits and the costs of all other incentives or training programs from our resources, which include the fees and charges imposed under the policy.

Variable Accumulation DesignSM 68

The following is a list of the top 25 broker/dealers that, during 2006, received the most compensation, in the aggregate, from us in connection with the sale of registered variable life insurance policies issued by us, ranked by total dollars received.

  ING Financial Partners Inc.
  Linsco/Private Ledger Corp.
  Raymond James Financial Services
  H. Beck Inc.
  Securities America Inc.
  AIG Financial Advisors Incorporated
  Proequities Inc.
  Securities Service Network Inc.
  VSR Financial Services Inc.
  Prime Capital Services Inc.
  Financial Network Investment Corporation
  RBC Dain Rauscher Inc.
  Centaurus Financial Inc.
  Royal Alliance Associates Inc.
  Lincoln Investment Planning Inc.
  SII Investments Inc.
  Multi-Financial Securities Corporation
  Commonweath Financial Network Inc.
  Woodbury Financial Services Inc.
  RMIN Securities Inc.
  Mutual Service Corporation
  UBS Financial Services Inc.
  FSC Agency Inc.
  AIG Financial Advisors Incorporated
  Kovack Securities Inc.

This is a general discussion of the types and levels of compensation paid by us for the sale of our variable life insurance policies. It is important for you to know that the payment of volume or sales-based compensation to a broker/dealer or registered representative may provide that registered representative a financial incentive to promote our policies over those of another company, and may also provide a financial incentive to promote the policy offered by this prospectus over one of our other policies.

Variable Accumulation DesignSM 69

Legal Proceedings

We are not aware of any pending legal proceedings that involve the variable account as a party.

The company is involved in threatened or pending lawsuits/arbitrations arising from the normal conduct of business. Due to the climate in insurance and business litigation/arbitrations, suits against the company sometimes include claims for substantial compensatory, consequential or punitive damages and other types of relief. Moreover, certain claims are asserted as class actions, purporting to represent a group of similarly situated individuals. While it is not possible to forecast the outcome of such lawsuits/arbitrations, in light of existing insurance, reinsurance and established reserves, it is the opinion of management that the disposition of such lawsuits/arbitrations will not have a materially adverse effect on the company’s operations or financial position.

ING America Equities, Inc., the principal underwriter and distributor of the policy, is a party to threatened or pending lawsuits/arbitration that generally arise from the normal conduct of business. Some of these suits may seek class action status and sometimes include claims for substantial compensatory, consequential or punitive damages and other types of relief. ING America Equities, Inc. is not involved in any legal proceeding that, in the opinion of management, is likely to have a material adverse affect on its ability to distribute the policy.

Financial Statements

Financial statements of the variable account and the company are contained in the Statement of Additional Information. To request a free Statement of Additional Information, please contact our Customer Service Center at the address or telephone number on the back of this prospectus.

Variable Accumulation DesignSM 70

				APPENDIX A
			Definition of Life Insurance Factors

Guideline Premium Test Factors

Younger		Younger		Younger		Younger		Younger
Joint		Joint		Joint		Joint		Joint
Insured's		Insured's		Insured's		Insured's		Insured's
Attained		Attained		Attained		Attained		Attained
Age		Age		Age		Age		Age
	Factor		Factor		Factor		Factor		Factor
0-40	2.50	49	1.91	58	1.38	67	1.18	91	1.04
41	2.43	50	1.85	59	1.34	68	1.17	92	1.03
42	2.36	51	1.78	60	1.30	69	1.16	93	1.02
43	2.29	52	1.71	61	1.28	70	1.15	94	1.01
44	2.22	53	1.64	62	1.26	71	1.13	95 +	1.00
45	2.15	54	1.57	63	1.24	72	1.11
46	2.09	55	1.50	64	1.22	73	1.09
47	2.03	56	1.46	65	1.20	74	1.07
48	1.97	57	1.42	66	1.19	75 - 90	1.05

A-1

APPENDIX B

Funds Available Through the Variable Account

The following chart lists the funds that are currently available through the subaccounts of the variable account, along with each fund’s investment adviser/subadviser and investment objective. More detailed information about the funds can be found in the current prospectus and Statement of Additional Information for each fund.

There is no assurance that the stated objectives and policies of any of the funds will be achieved. Shares of the funds will rise and fall in value and you could lose money by allocating policy value to the subaccounts that invest in the funds. Shares of the funds are not bank deposits and are not guaranteed, endorsed or insured by any financial institution, the Federal Deposit Insurance Corporation or any other government agency. Except as noted, all funds are diversified, as defined under the 1940 Act.

Investment Adviser/
Fund Name	Subadviser	Investment Objective

American Funds – Growth Fund	Investment Adviser:	Seeks growth of capital by investing
(Class 2)	Capital Research and Management	primarily in U.S. common stocks.
Company

American Funds – Growth-Income	Investment Adviser:	Seeks capital growth and income over
Fund (Class 2)	Capital Research and Management	time by investing primarily in U.S.
	Company	common stocks and other securities
that appear to offer potential for capital
appreciation and/or dividends.

American Funds – International	Investment Adviser:	Seeks growth of capital over time by
Fund (Class 2)	Capital Research and Management	investing primarily in common stocks
	Company	of companies based outside the United
States.

Fidelity Ò VIP Contrafund Ò Portfolio	Investment Adviser:	Seeks long-term capital appreciation.
(Initial Class)	Fidelity Management & Research
Company
Subadvisers:
FMR Co., Inc.; Fidelity Research &
Analysis Company; Fidelity
Management & Research (U.K.) Inc.;
Fidelity International Investment
Advisors, Fidelity International
Investment Advisors (U.K.) Limited;
Fidelity Investments Japan Limited

Fidelity Ò VIP Equity-Income	Investment Adviser:	Seeks reasonable income. Also
Portfolio (Initial Class)	Fidelity Management & Research	considers the potential for capital
	Company	appreciation. Seeks to achieve a yield
	Subadvisers:	which exceeds the composite yield on
	FMR Co., Inc.; Fidelity Research &	the securities comprising the Standard
	Analysis Company; Fidelity	& Poor's 500SM Index (S&P 500® ).
Management & Research (U.K), Inc.;
Fidelity International Investment
Advisors; Fidelity International
Investment Advisors (U.K.) Limited;
Fidelity Investments Japan Limited

Investment Adviser/
Fund Name	Subadviser	Investment Objective

ING AllianceBernstein Mid Cap	Investment Adviser:	Seeks long-term growth of capital. The
Growth Portfolio (Class I)	Directed Services LLC	portfolio’s investment objective is not
	Subadviser:	fundamental and may be changed
	AllianceBernstein, L.P.	without a shareholder vote.

ING BlackRock Large Cap	Investment Adviser:	Seeks long-term growth of capital.
Growth Portfolio (Class I)	Directed Services LLC
Subadviser:
BlackRock Investment Management,
LLC

ING Evergreen Health Sciences	Investment Adviser:	A non-diversified portfolio that seeks
Portfolio (Class I)	Directed Services LLC	long-term capital growth. The
	Subadviser:	portfolio’s investment objective is not
	Evergreen Investment Management	fundamental and may be changed
	Company, LLC	without a shareholder vote.

ING Evergreen Omega Portfolio	Investment Adviser:	Seeks long-term capital growth. The
(Class I)	Directed Services LLC	portfolio’s investment objective is not
	Subadviser:	fundamental and may be changed
	Evergreen Investment Management	without a shareholder vote.
Company, LLC

ING FMRSM Diversified Mid Cap	Investment Adviser:	Seeks long-term growth of capital.
Portfolio (Class I)	Directed Services LLC
Subadviser:
Fidelity Management & Research Co.

ING FMRSM Large Cap Growth	Investment Adviser:	Seeks growth of capital over the long
Portfolio (Class I)	Directed Services LLC	term. The portfolio’s investment
	Subadviser:	objective is not fundamental and may
	Fidelity Management & Research Co.	be changed without a shareholder vote.

ING Global Resources Portfolio	Investment Adviser:	A non-diversified portfolio that seeks
(Class I)	Directed Services LLC	long-term capital appreciation.
Subadviser:
ING Investment Management Co.

ING JPMorgan Emerging	Investment Adviser:	Seeks capital appreciation.
Markets Equity Portfolio	Directed Services LLC
(Class I)	Subadviser:
J.P. Morgan Investment Management
Inc.

ING JPMorgan Small Cap Core	Investment Adviser:	Seeks capital growth over the long
Equity Portfolio (Class I)	Directed Services LLC	term. The portfolio’s investment
	Subadviser:	objective is not fundamental and may
	J.P. Morgan Investment Management	be changed without a shareholder vote.
Inc.

ING JPMorgan Value	Investment Adviser:	Seeks to provide long-term capital
Opportunities Portfolio (Class I)	Directed Services LLC	appreciation. The portfolio’s
	Subadviser:	investment objective is not fundamental
	J. P. Morgan Investment Management	and may be changed without a
	Inc.	shareholder vote.

Investment Adviser/
Fund Name	Subadviser	Investment Objective

ING Julius Baer Foreign	Investment Adviser:	Seeks long-term growth of capital. The
Portfolio (Class I)	Directed Services LLC	portfolio’s investment objective is not
	Subadviser:	fundamental and may be changed
	Julius Baer Investment Management,	without a shareholder vote.
LLC

ING Legg Mason Value Portfolio	Investment Adviser:	A non-diversified portfolio that seeks
(Class I)	Directed Services LLC	long-term growth of capital. The
	Subadviser:	portfolio’s investment objective is not
	Legg Mason Capital Management, Inc.	fundamental and may be changed
without a shareholder vote.

ING LifeStyle Aggressive	Investment Adviser:	Seeks growth of capital. This objective
Growth Portfolio (Class I)	ING Investments, LLC	is not fundamental and may be changed
	Subadvisers:	without a shareholder vote.
Ibbotson Associates and ING
Investment Management Co.

ING LifeStyle Growth Portfolio	Investment Adviser:	Seeks growth of capital and some
(Class I)	ING Investments, LLC	current income. This objective is not
	Subadvisers:	fundamental and may be changed
	Ibbotson Associates and ING	without a shareholder vote.
Investment Management Co.

ING LifeStyle Moderate Growth	Investment Adviser:	Seeks growth of capital and a low to
Portfolio (Class I)	ING Investments, LLC	moderate level of current income. This
	Subadvisers:	objective is not fundamental and may
	Ibbotson Associates and ING	be changed without a shareholder vote.
Investment Management Co.

ING LifeStyle Moderate Portfolio	Investment Adviser:	Seeks growth of capital and current
(Class I)	ING Investments, LLC	income. This objective is not
	Subadvisers:	fundamental and may be changed
	Ibbotson Associates and ING	without a shareholder vote.
Investment Management Co.

ING Limited Maturity Bond	Investment Adviser:	Seeks highest current income consistent
Portfolio (Class S)	Directed Services LLC	with low risk to principal and liquidity
	Subadviser:	and secondarily, seeks to enhance its
	ING Investment Management Co.	total return through capital appreciation
when market factors, such as falling
interest rates and rising bond prices,
indicate that capital appreciation may
be available without significant risk to
principal.

ING Liquid Assets Portfolio	Investment Adviser:	Seeks high level of current income
(Class I)	Directed Services LLC	consistent with the preservation of
	Subadviser:	capital and liquidity.
ING Investment Management Co.

ING MarketStyle Growth	Investment Adviser:	Seeks growth of capital and some
Portfolio (Class I)	ING Investments, LLC	current income. This objective is not
	Subadviser:	fundamental and may be changed
	ING Investment Management Co.	without a shareholder vote.

Investment Adviser/
Fund Name	Subadviser	Investment Objective

ING MarketStyle Moderate	Investment Adviser:	Seeks growth of capital and low to
Growth Portfolio (Class I)	ING Investments, LLC	moderate level of current income. This
	Subadviser:	objective is not fundamental and may
	ING Investment Management Co.	be changed without a shareholder vote.

ING MarketStyle Moderate	Investment Adviser:	Seeks growth of capital and current
Portfolio (Class I)	ING Investments, LLC	income. This objective is not
	Subadviser:	fundamental and may be changed
	ING Investment Management Co.	without a shareholder vote.

ING Marsico Growth Portfolio	Investment Adviser:	Seeks capital appreciation.
(Class I)	Directed Services LLC
Subadviser:
Marsico Capital Management, LLC

ING Marsico International	Investment Adviser:	Seeks long-term growth of capital. The
Opportunities Portfolio (Class I)	Directed Services LLC	portfolio’s investment objective is not
	Subadviser:	fundamental and may be changed
	Marsico Capital Management, LLC	without a shareholder vote.

ING MFS Total Return Portfolio	Investment Adviser:	Seeks above-average income
(Class I)	Directed Services LLC	(compared to a portfolio entirely
	Subadviser:	invested in equity securities) consistent
	Massachusetts Financial Services	with the prudent employment of
	Company	capital. Secondarily seeks reasonable
opportunity for growth of capital and
income.

ING MFS Utilities Portfolio (Class S)	Investment Adviser:	A non-diversified portfolio that seeks
	Directed Services LLC	total return. The portfolio’s investment
	Subadviser:	objective is not fundamental and may
	Massachusetts Financial Services	be changed without a shareholder vote.
Company

ING Oppenheimer Main Street	Investment Adviser:	Seeks long-term growth of capital and
Portfolio ® (Class I)	Directed Services LLC	future income.
Subadviser:
OppenheimerFunds, Inc.

ING Pioneer Fund Portfolio	Investment Adviser:	Seeks reasonable income and capital
(Class I)	Directed Services LLC	growth. The portfolio’s investment
	Subadviser:	objective is not fundamental and may
	Pioneer Investment Management, Inc.	be changed without a shareholder vote.

ING Pioneer Mid Cap Value	Investment Adviser:	Seeks capital appreciation. The
Portfolio (Class I)	Directed Services LLC	portfolio’s investment objective is not
	Subadviser:	fundamental and may be changed
	Pioneer Investment Management, Inc.	without a shareholder vote.

ING Stock Index Portfolio	Investment Adviser:	Seeks total return. The portfolio’s
(Class I)	Directed Services LLC	investment objective is not fundamental
	Subadviser:	and may be changed without a
	ING Investment Management Co.	shareholder vote.

ING T. Rowe Price Capital	Investment Adviser:	Seeks, over the long-term, a high total
Appreciation Portfolio (Class I)	Directed Services LLC	investment return, consistent with the
	Subadviser:	preservation of capital and prudent
	T. Rowe Price Associates, Inc.	investment risk.

Investment Adviser/
Fund Name	Subadviser	Investment Objective

ING T. Rowe Price Equity	Investment Adviser:	Seeks substantial dividend income as
Income Portfolio (Class I)	Directed Services LLC	well as long-term growth of capital.
Subadviser:
T. Rowe Price Associates, Inc.

ING UBS U.S. Allocation	Investment Adviser:	Seeks to maximize total return over the
Portfolio (Class S)	Directed Services LLC	long term by allocating its assets
	Subadviser:	among stocks, bonds, short-term
	UBS Global Asset Management	instruments and other investments.
(Americas) Inc.

ING Van Kampen Growth and	Investment Adviser:	Seeks long-term growth of capital and
Income Portfolio (Class S)	Directed Services LLC	income.
Subadviser:
Morgan Stanley Investment
Management, Inc. (d/b/a Van Kampen)

ING VP Index Plus International	Investment Adviser:	Seeks to outperform the total return
Equity Portfolio (Class S)	ING Investments, LLC	performance of the Morgan Stanley
	Subadviser:	Capital International Europe
	ING Investment Management	Australasia and Far East® Index
	Advisors, B.V.	(“MSCI EAFE® Index”), while
maintaining a market level of risk. The
portfolio’s investment objective is not
fundamental and may be changed
without a shareholder vote.

ING Wells Fargo Small Cap	Investment Adviser:	Seeks long-term capital appreciation.
Disciplined Portfolio (Class I)	Directed Services LLC	The portfolio’s investment objective is
	Subadviser:	not fundamental and may be changed
	Wells Capital Management, Inc.	without a shareholder vote.

ING Baron Small Cap Growth	Investment Adviser:	Seeks capital appreciation.
Portfolio (Initial Class)	Directed Services LLC
Subadviser:
BAMCO, Inc.

ING Columbia Small Cap Value	Investment Adviser:	Seeks long-term growth of capital.
II Portfolio (Initial Class)	Directed Services LLC
Subadviser:
Columbia Management Advisors, LLC

ING JP Morgan Mid Cap Value	Investment Adviser:	A non-diversified portfolio that seeks
Portfolio (Initial Class)	Directed Services LLC	growth from capital appreciation.
Subadviser:
J.P. Morgan Investment Management,
Inc.

ING Lord Abbett U.S.	Investment Adviser:	Seeks high current income consistent
Government Securities Portfolio	Directed Services LLC	with reasonable risk.
(Initial Class)	Subadviser:
Lord, Abbett & Co. LLC

ING Neuberger Berman	Investment Adviser:	Seeks capital growth.
Partners Portfolio (Initial Class)	Directed Services LLC
Subadviser:
Neuberger Berman Management Inc.

Investment Adviser/
Fund Name	Subadviser	Investment Objective

ING Neuberger Berman	Investment Adviser:	Seeks capital growth.
Regency Portfolio (Initial Class)	Directed Services LLC
Subadviser:
Neuberger Berman Management Inc.

ING Oppenheimer Global	Investment Adviser:	Seeks capital appreciation.
Portfolio (Initial Class)	Directed Services LLC
Subadviser:
OppenheimerFunds, Inc.

ING Oppenheimer Strategic	Investment Adviser:	Seeks a high level of current income
Income Portfolio (Service Class)	Directed Services LLC	principally derived from interest on
	Subadviser:	debt securities.
OppenheimerFunds, Inc.

ING PIMCO Total Return Portfolio	Investment Adviser:	Seeks maximum total return, consistent
(Initial Class)	Directed Services LLC	with capital preservation and prudent
	Subadviser:	investment management.
Pacific Investment Management
Company LLC

ING T. Rowe Price Diversified Mid	Investment Adviser:	Seeks long-term capital appreciation.
Cap Growth Portfolio (Initial Class)	Directed Services LLC
Subadviser:
T. Rowe Price Associates, Inc.

ING UBS U.S. Large Cap Equity	Investment Adviser:	Seeks long-term growth of capital and
Portfolio (Initial Class)	Directed Services LLC	future income.
Subadviser:
UBS Global Asset Management
(Americas) Inc.

ING Van Kampen Comstock	Investment Adviser:	Seeks capital growth and income.
Portfolio (Initial Class)	Directed Services LLC
Subadviser:
Morgan Stanley Investment
Management, Inc. (d/b/a Van Kampen)

ING Van Kampen Equity and	Investment Adviser:	Seeks total return, consisting of long-
Income Portfolio (Initial Class)	Directed Services LLC	term capital appreciation and current
	Subadviser:	income.
Morgan Stanley Investment
Management, Inc. (d/b/a Van Kampen)

ING VP Balanced Portfolio	Investment Adviser:	Seeks to maximize investment return,
(Class I)	ING Investments, LLC	consistent with reasonable safety of
	Subadviser:	principal, by investing in a diversified
	ING Investment Management Co.	portfolio of one or more of the
following asset classes: stocks, bonds
and cash equivalents, based on the
judgment of the portfolio’s
management, of which of those sectors
or mix thereof offers the best
investment prospects.

Investment Adviser/
Fund Name	Subadviser	Investment Objective

ING VP Index Plus LargeCap	Investment Adviser:	Seeks to outperform the total return
Portfolio (Class I)	ING Investments, LLC	performance of the Standard & Poor’s
	Subadviser:	500 Composite Stock Price Index
	ING Investment Management Co.	(S&P 500 Index), while maintaining a
market level of risk.

ING VP Index Plus MidCap	Investment Adviser:	Seeks to outperform the total return
Portfolio (Class I)	ING Investments, LLC	performance of the Standard & Poor’s
	Subadviser:	MidCap 400 Index (S&P MidCap
	ING Investment Management Co.	400 Index) while maintaining a market
level of risk.

ING VP Index Plus SmallCap	Investment Adviser:	Seeks to outperform the total return
Portfolio (Class I)	ING Investments, LLC	performance of the Standard & Poor’s
	Subadviser:	SmallCap 600 Index (S&P SmallCap
	ING Investment Management Co.	600 Index) while maintaining a market
level of risk.

ING VP Intermediate Bond	Investment Adviser:	Seeks to maximize total return
Portfolio (Class I)	ING Investments, LLC	consistent with reasonable risk, through
	Subadviser:	investment in a diversified portfolio
	ING Investment Management Co.	consisting primarily of debt securities.

ING VP High Yield Bond	Investment Adviser:	Seeks to provide investors with a high
Portfolio (Class I)	ING Investments, LLC	level of current income and total return.
Subadviser:
ING Investment Management Co.

ING VP Real Estate Portfolio	Investment Adviser:	A non-diversified portfolio that seeks
(Class S)	ING Investments, LLC	total return. This objective is not
	Subadviser:	fundamental and may be changed
	ING Clarion Real Estate Securities L.P.	without a shareholder vote.

ING VP SmallCap Opportunities	Investment Adviser:	Seeks long-term capital appreciation.
Portfolio (Class I)	ING Investments, LLC
Subadviser:
ING Investment Management Co.

Neuberger Berman AMT	Investment Adviser:	Seeks long-term growth of capital by
Socially Responsive Portfolio®	Neuberger Berman Management Inc.	investing primarily in securities of
(Class I)	Subadviser:	companies that meet the Fund’s
	Neuberger Berman, LLC	financial criteria and social
policy. >

APPENDIX C

INFORMATION REGARDING CLOSED SUBACCOUNTS

Effective April 28, 2006, the subaccounts that invest in the following funds were closed to new investment:

  Fidelity® VIP Investment Grade Bond Portfolio (Initial Class)
  ING BlackRock Large Cap Value Portfolio (Class I)1
  ING FMR Mid Cap Growth Portfolio (Class I)2
  ING International Growth Opportunities Portfolio (Class S)3
  ING Lord Abbett Affiliated Portfolio (Class I)
  ING Van Kampen Capital Growth Portfolio (Class I)4
  ING Van Kampen Real Estate Portfolio (Class I)
  ING American Century Large Company Value Portfolio (Initial Class)
  ING American Century Small-Mid Cap Value Portfolio (Initial Class)
  ING Fundamental Research Portfolio (Initial Class)
  ING Legg Mason Partners Aggressive Growth Portfolio (Initial Class)
  ING Strategic Allocation Conservative Portfolio (Class 1)
  ING Strategic Allocation Growth Portfolio (Class I)
  ING Strategic Allocation Moderate Portfolio (Class I)
  ING VP International Value Portfolio (Class I)
  ING VP MidCap Opportunities Portfolio (Class I)
  ING VP Value Opportunity Portfolio (Class I)

Effective April 30, 2007, the subaccount that invests in the following fund was closed to new investment.

· ING MarketPro Portfolio (Class I)

Policy owners who have policy value allocated to one or more of the subaccounts that correspond to these funds may leave their policy value in those subaccounts, but future allocations and transfers into those subaccounts are prohibited. If your most recent premium allocation instructions includes a subaccount that corresponds to one of these funds, premium received that would have been allocated to a subaccount corresponding to one of these funds will be allocated on a pro rata basis among all the other available subaccounts in which your policy value is allocated. If there are no other such subaccounts, you must provide us with alternative allocation instructions or the premium payment will be returned to you. Your failure to provide us with alternative allocation instructions and our return of your premium payment(s) may result in your policy entering the 61 day grace period and/or your policy lapsing without value. See Lapse, page 53.

1 Prior to November 6, 2006, this fund was known as the ING Mercury Large Cap Value Portfolio. 2 Prior to August 7, 2006, this fund was known as the ING MFS Mid Cap Growth Portfolio.

3 Prior to April 30, 2007, this fund was known as the ING International Portfolio.

4 Prior to April 30, 2007, this fund was known as the ING Van Kampen Equity Growth Portfolio.

C-1

MORE INFORMATION IS AVAILABLE

If you would like more information about us, the variable account or the policy, the following documents are available free upon request:

  Statement of Additional Information (“SAI”) - The SAI contains more specific information about the variable account and the policy, as well as the financial statements of the variable account and the company. The SAI is incorporated by reference into (made legally part of) this prospectus. The following is the Table of Contents for the SAI:
Page
General Information and History	2
Performance Reporting and Advertising	2
Experts	4
Financial Statements	4
Financial Statements of the Select*Life Variable Account	1
Statutory Basis Financial Statements of the ReliaStar Life Insurance Company	1

  A personalized illustration of policy benefits - A personalized illustration can help you understand how the policy works, given the policy's fees and charges along with the investment options, features and benefits and optional benefits you select. A personalized illustration can also help you compare the policy's death benefits, policy value and surrender value with other life insurance policies based on the same or similar assumptions. We reserve the right to assess a fee of up to $50 for each personalized illustration you request after the first each policy year. See Excess Illustration Fee, page 26.

To request a free SAI or personalized illustration of policy benefits or to make other inquiries about the policy, please contact us at our:

ING Customer Service Center P.O. Box 5011 2000 21st Avenue NW Minot, North Dakota 58703 1-877-886-5050 www.ingservicecenter.com

Additional information about us, the variable account or the policy (including the SAI) can be reviewed and copied from the SEC's Internet website (http://www.sec.gov) or at the SEC's Public Reference Branch in Washington, DC. Copies of this additional information may also be obtained, upon payment of a duplicating fee, by writing the SEC's Public Reference Branch at 100 F Street, NE, Room 1580, Washington, DC 20549. More information about operation of the SEC's Public Reference Branch can be obtained by calling 202-551-8090. When looking for information regarding the policy offered through this prospectus, you may find it useful to use the number assigned to the registration statement under the 1933 Act. This number is 333-47094.

1940 Act File No. 811-04208 1933 Act file No. 333-47094

As filed with the Securities and Exchange	Registration No. 33-47094

Commission on April 16, 2007	Registration No. 811-04208

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549 FORM N-6

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933			[X]
Pre-Effective Amendment No.			[ ]
Post-Effective Amendment No. 12			[X]

AMENDMENT TO REGISTRATION STATEMENT UNDER THE INVESTMENT
COMPANY ACT OF 1940			[X]
(Check appropriate box or boxes.)

Select*Life Variable Account
(Exact Name of Registrant)

ReliaStar Life Insurance Company
(Name of Depositor)

20 Washington Avenue So.
Minneapolis, MN 55401
(Address of Depositor’s Principal Executive Offices) (Zip Code)

(612) 372-5507
(Depositor’s Telephone Number, including Area Code)

J. Neil McMurdie, Counsel
ING Americas (U.S. Legal Services)
151 Farmington Avenue, TS31, Hartford, CT 06l56
(Name and Address of Agent for Service)

Jeffery R. Berry, Chief Counsel
ING Americas (U.S. Legal Services)
151 Farmington Avenue, Hartford, Connecticut 06156

It is proposed that this filing will become effective (check appropriate box):
[ ]	immediately upon filing pursuant to paragraph (b) of Rule 485
[X]	on April 30, 2007, pursuant to paragraph (b) of Rule 485
[ ]	60 days after filing pursuant to paragraph (a)(1)
[ ]	on	, pursuant to paragraph (a)(1) of Rule 485.

If appropriate, check the following box:

[ ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

PART A

INFORMATION REQUIRED IN A PROSPECTUS

PART B

INFORMATION REQUIRED IN A STATEMENT OF ADDITIONAL INFORMATION

SELECT*LIFE VARIABLE ACCOUNT OF

RELIASTAR LIFE INSURANCE COMPANY

Statement of Additional Information dated April 30, 2007

VARIABLE ACCUMULATION DESIGNSM Survivorship Variable Universal Life Insurance Policy

This Statement of Additional Information is not a prospectus and should be read in conjunction with the current
ING Variable Accumulation DesignSM prospectus dated April 30, 2007. The policy offered in connection with the prospectus is a flexible premium survivorship variable universal life insurance policy funded through the Select*Life
Variable Account.

A free prospectus is available upon request by contacting the ReliaStar Life Insurance Company's customer service center at P.O. Box 5011, 2000 21st Avenue NW, Minot, North Dakota 58703, by calling 1-877-886-5050 or by accessing the SEC's website at http://www.sec.gov.

Read the prospectus before you invest. Unless otherwise indicated, terms used in this Statement of Additional
Information shall have the same meaning as in the prospectus.

TABLE OF CONTENTS
Page
General Information and History	2
Performance Reporting and Advertising	2
Experts	4
Financial Statements	4
Financial Statements of Select*Life Variable Account	1
Statutory Basis Financial Statements of ReliaStar Life Insurance Company	1

GENERAL INFORMATION AND HISTORY

ReliaStar Life Insurance Company (the “company,” “we,” “us,” “our”) issues the policy described in the prospectus and is responsible for providing each policy's insurance benefits. We are a stock life insurance company organized in 1885 and incorporated under the laws of the State of Minnesota and an indirect, wholly owned subsidiary of ING Groep N.V. (“ING”), a global financial institution active in the fields of insurance, banking and asset management. ING is headquartered in Amsterdam, The Netherlands. We are engaged in the business of issuing insurance policies. Our home office is located at 20 Washington Avenue South, Minneapolis, Minnesota 55401.

We established the Select*Life Variable Account (the “variable account”) on October 11, 1984, under the laws of the State of Minnesota for the purpose of funding variable life insurance policies issued by us. The variable account is registered with the Securities and Exchange Commission (“SEC”) as a unit investment trust under the Investment Company Act of 1940, as amended. Premium payments may be allocated to one or more of the available subaccounts of the variable account. Each subaccount invests in shares of a corresponding fund at net asset value. We may make additions to, deletions from or substitutions of available funds as permitted by law and subject to the conditions of the policy.

Other than the policy owner fees and charges described in the prospectus, all expenses incurred in the operations of the variable account are borne by the company. We do, however, receive compensation for certain recordkeeping, administration or other services from the funds or affiliates of the funds available through the policies. See Fund Fees and Expenses, in the prospectus.

The company maintains custody of the assets of the variable account. As custodian, the company holds cash balances for the variable account pending investment in the funds or distribution. The funds in whose shares the assets of the subaccounts of the variable account are invested each have custodians, as discussed in the respective fund prospectuses.

Effective January 1, 2004, WSSI merged with Locust Street Securities, Inc. and changed its name to ING Financial Partners, Inc.

PERFORMANCE REPORTING AND ADVERTISING

Information regarding the past, or historical, performance of the subaccounts of the variable account and the funds available for investment through the subaccounts of the variable account may appear in advertisements, sales literature or reports to policy owners or prospective purchasers. SUCH PERFORMANCE INFORMATION FOR THE SUBACCOUNTS WILL REFLECT THE DEDUCTION OF ALL FUND FEES AND CHARGES, INCLUDING INVESTMENT MANAGEMENT FEES, DISTRIBUTION (12B-1) FEES AND OTHER EXPENSES BUT WILL NOT REFLECT DEDUCTIONS FOR ANY POLICY FEES AND CHARGES. IF THE POLICY'S PREMIUM EXPENSE, COST OF INSURANCE, ADMINISTRATIVE AND MORTALITY AND EXPENSE RISK CHARGES AND THE OTHER TRANSACTION, PERIODIC OR OPTIONAL BENEFITS FEES AND CHARGES WERE DEDUCTED, THE PERFORMANCE SHOWN WOULD BE SIGNIFICANTLY LOWER.

With respect to performance reporting it is important to remember that past performance does not guarantee future results. Current performance may be higher or lower than the performance shown and actual investment returns and principal values will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost.

Performance history of the subaccounts of the variable account and the corresponding funds is measured by comparing the value at the beginning of the period to the value at the end of the period. Performance is usually calculated for periods of one month, three months, year-to-date, one year, three years, five years, ten years (if the fund has been in existence for these periods) and since the inception date of the fund (if the fund has been in existence for less than ten years). We may provide performance information showing average annual total returns for periods prior to the date a subaccount commenced operation. We will calculate such performance information based on the assumption that the subaccounts were in existence for the same periods as those indicated for the funds, with the level of charges at the variable account level that were in effect at the inception of the subaccounts. Performance information will be specific to the class of fund shares offered through the policy, however, for periods prior to the date a class of fund shares commenced operations, performance information may be based on a different class of shares of the same fund. In this case, performance for the periods prior to the date a class of fund shares commenced operations will be adjusted by the fund fees and expenses associated with the class of fund shares offered through the policy.

We may compare performance of the subaccounts and/or the funds as reported from time to time in advertisements and sales literature to other variable life insurance issuers in general; to the performance of particular types of variable life insurance policies investing in mutual funds; or to investment series of mutual funds with investment objectives similar to each of the subaccounts, whose performance is reported by Lipper Analytical Services, Inc. (“Lipper”) and Morningstar. Inc. (“Morningstar”) or reported by other series, companies, individuals or other industry or financial publications of general interest, such as Forbes, Money, The Wall Street Journal, Business Week, Barron's, Kiplinger's and Fortune. Lipper and Morningstar are independent services that monitor and rank the performances of variable life insurance issuers in each of the major categories of investment objectives on an industry-wide basis.

Lipper's and Morningstar's rankings include variable annuity issuers as well as variable life insurance issuers. The performance analysis prepared by Lipper and Morningstar ranks such issuers on the basis of total return, assuming reinvestment of distributions, but does not take sales charges, redemption fees or certain expense deductions at the separate account level into consideration. We may also compare the performance of each subaccount in advertising and sales literature to the Standard & Poor's Index of 500 common stocks and the Dow Jones Industrials, which are widely used measures of stock market performance. We may also compare the performance of each subaccount to other widely recognized indices. Unmanaged indices may assume the reinvestment of dividends, but typically do not reflect any “deduction” for the expense of operating or managing an investment portfolio.

To help you better understand how your policy's death benefits, policy value and surrender value will vary over time under different sets of assumptions, we encourage you to obtain a personalized illustration. Personalized illustrations will assume deductions for fund expenses and policy and variable account charges. We will base these illustrations on the age and risk classification of the insured person and other factors such as the amount of insurance coverage, death benefit option, premiums and rates of return (within limits) you specify. These personalized illustrations will be based on either a hypothetical investment return of the funds of 0% and other percentages not to exceed 12% or on the actual historical experience of the funds as if the subaccounts had been in existence and a policy issued for the same periods as those indicated for the funds. Subject to regulatory approval, personalized illustrations may be based upon a weighted average of fund expenses rather than an arithmetic average. A personalized illustration is available upon request by contacting our customer service center at P.O. Box 5011, 2000 21st Avenue NY, Minot, ND 58703 or by calling 1-877-886-5050.

3

EXPERTS

The statements of assets and liabilities of Select*Life Variable Account as of December 31, 2006, and the related statements of operations and changes in net assets for the periods disclosed in the financial statements, and the statutory basis financial statements of ReliaStar Life Insurance Company as of December 31, 2006 and 2005, and for the years then ended, included in this Statement of Additional Information, have been audited by Ernst & Young LLP, independent registered public accounting firm, as set forth in their reports thereon included elsewhere herein, and are included in reliance upon such reports given on the authority of such firm as experts in accounting and auditing.

FINANCIAL STATEMENTS

The financial statements of the variable account reflect the operations of the variable account as of and for the year ended December 31, 2006, and have been audited by Ernst & Young LLP, independent registered public accounting firm.

The statutory basis financial statements of the company as of December 31, 2006 and 2005, and for the years then ended have been audited by Ernst & Young LLP, independent registered public accounting firm. The financial statements of the company should be distinguished from the financial statements of the variable account and should be considered only as bearing upon the ability of the company to meet its obligations under the policies. They should not be considered as bearing on the investment performance of the assets held in the variable account. The statutory basis financial statements of the company as of December 31, 2006 and 2005, and for the years then ended have been prepared on the basis of statutory accounting practices prescribed or permitted by the State of Minnesota Division of Insurance.

The primary business address of Ernst & Young LLP is Suite 1000, 55 Ivan Allen Jr. Boulevard, Atlanta, GA 30308.

4

OTHER INFORMATION

Item 26

Exhibits

(a)	Resolutions of Board of Directors of Northwestern National Life Insurance Company ("NWNL")
establishing the Select*Life Variable Account. (Incorporated herein by reference to Initial Registration
Statement on Form S-6EL24, File No. 333-18517, as filed on December 23, 1996.)
(b)	Not Applicable.
(c)	(1) Distribution Services Agreement dated as of March 7, 2002, by and between ING Financial

Advisers, LLC and ReliaStar Life Insurance Company. (Incorporated herein by reference to Post-Effective Amendment No. 23 to Registration Statement on Form N-6, 33-57244, as filed on April 14, 2006.) (Incorporated herein by reference to Registration Statement on Form S-6, File No. 333-19123, as filed on December 31, 1996.)

	(2)	Amendment dated as of March 27, 2003, to Distribution Services Agreement dated March 7,
2002, between ING Financial Advisers, LLC and ReliaStar Life Insurance Company.
(Incorporated herein by reference to Post-Effective Amendment No. 3 to Registration on Form N-
6, File No. 333-92000, as filed on April 17, 2003.)
	(3)	Amendment dated as of November 1, 2004, to Distribution Services Agreement dated March 7,
2002, by and between ING Financial Advisers, LLC and ReliaStar Life Insurance Company.
(Incorporated herein by reference to Post-Effective Amendment No. 23 to Registration Statement
on Form N-6, 33-57244, as filed on April 14, 2006.)
	(4)	Amendment dated as of August 31, 2005, to Distribution Services Agreement dated March 7,
2002, by and between ING Financial Advisers, LLC and ReliaStar Life Insurance Company.
(Incorporated herein by reference to Post-Effective Amendment No. 23 to Registration Statement
on Form N-6, 33-57244, as filed on April 14, 2006.)
	(5)	Amendment dated as of December 7, 2005, to Distribution Services Agreement dated March 7,
2002, by and between ING Financial Advisers, LLC and ReliaStar Life Insurance Company.
(Incorporated herein by reference to Post-Effective Amendment No. 23 to Registration Statement
on Form N-6, 33-57244, as filed on April 14, 2006.)
	(6)	Amendment dated as of April 28, 2006, to Distribution Services Agreement dated March 7, 2002, by and between ING Financial Advisers, LLC and ReliaStar Life Insurance Company.
(Incorporated herein by reference to Post-Effective Amendment No. 23 to Registration Statement
on Form N-6, 33-57244, as filed on April 14, 2006.)
	(7)	ReliaStar Life Insurance Company Distribution Agreement between ReliaStar Life Insurance
Company and ING America Equities, Inc. (Incorporated herein by reference to Pre-Effective
Amendment No. 1 to Registration Statement on Form N-6, File Number 333-105319, as filed on
July 17, 2003.)
	(8)	Specimen Selling Agreements. (Incorporated herein by reference to Initial Registration Statement on Form S-6EL24, File No. 333-18517, as filed on December 23, 1996.)
	(9)	Specimen ING America Equities, Inc. Selling Agreement. (Incorporated herein by reference to
Post-Effective Amendment No. 3 to Registration Statement on Form S-6, File No. 333-69431, as
filed on April 24, 2002.)
	(10)	Schedules for Sales Commissions. (Incorporated herein by reference to Post-Effective
Amendment No. 3 to Registration Statement on Form S-6, File No. 333-69431, as filed on April
24, 2002.)
(d)	(1)	Form of Policy. (Incorporated herein by reference to Initial Registration on Form S-6, File No.
333-47094, as filed on September 29, 2000.)
	(2)	Four-Year Term Insurance Rider. (Incorporated herein by reference to Initial Registration on
Form S-6, File No. 333-47094, as filed on September 29, 2000.)
	(3)	Full Death Benefit Rider. (Incorporated herein by reference to Initial Registration on Form S-6,
File No. 333-47094, as filed on September 29, 2000.)
	(4)	Survivorship Term Rider. (Incorporated herein by reference to Initial Registration on Form S-6,
File No. 333-47094, as filed on September 29, 2000.)
	(5)	Additional Insured Rider. (Incorporated herein by reference to Initial Registration on Form S-6,
File No. 333-47094, as filed on September 29, 2000.)
	(6)	Policy Split Option Rider. (Incorporated herein by reference to Initial Registration on Form S-6,
File No. 333-18517, as filed on August 8, 1997.)

(7)	Policy Illustration. (Incorporated herein by reference to Pre-Effective Amendment No. 2 to Registration Statement on Form S-6, File No. 333-18517, as filed on April 24, 2002.)

(8)	Overloan Lapse Protection Rider. (Incorporated herein by reference to Post-Effective Amendment No. 9 to Registration Statement on Form N-6, File No. 333-47094, as filed on October 3, 2005.)

(9)	Lifetime Guarantee Death Benefit Rider. (Incorporated herein by reference to Initial Registration on Form S-6, File No. 333-69431, as filed on December 22, 1998.)

(10)	Modification Rider. (Incorporated herein by reference to Post Effective Amendment No. 10, File No. 333-47094, as filed on November 28, 2006.)

(e)	(1)	Revised Policy Application Form. (Incorporated herein by reference to Initial Registration on
Form S-6, File No. 333-69431, as filed on December 22, 1998.)
	(2)	Supplement to Life Insurance Application. (Incorporated herein by reference to Post-Effective
Amendment No. 3 to Registration Statement on form N-6, File No. 333-92000, as filed on April
17, 2003.)
(f)	(1)	Amended Articles of Incorporation of ReliaStar Life. (Incorporated herein by reference to Initial
Registration Statement on Form S-6EL24, File No. 333-18517, as filed on December 23, 1996.)
	(2)	Amended By-Laws of ReliaStar Life. (Incorporated herein by reference to Initial Registration
Statement on Form S-6EL24, File No. 333-18517, as filed on December 23, 1996.)
(g)	Not Applicable.
(h)	(1)	(a) Participation Agreement dated as of March 27, 2000, by and among ReliaStar Life
Insurance Company, AIM Variable Insurance Products Fund, Inc., A I M Distributors,
Inc. and WSSI. (Incorporated herein by reference to Post-Effective Amendment No. 3 to
Registration Statement on Form N-6, File No. 333-105319, as filed on November 24,
2003.)
(b) Form of Amendment No. 1 to Participation Agreement by and among ReliaStar Life
Insurance Company, AIM Variable Insurance Products Fund, Inc., AIM Distributors, Inc.
and WSSI. (Incorporated herein by reference to Initial Registration on Form S-6, File No.
333-47094, as filed on September 29, 2000.)
(c) Amendment No. 2 to Participation Agreement by and among ReliaStar Life Insurance
Company, on behalf of itself and its separate accounts, AIM Variable Insurance Funds,
Inc., A I M Distributors, Inc. and ING America Equities, Inc. (Incorporated herein by reference to Post-Effective Amendment No. 4 to Registration Statement on Form N-6,
File No. 33-57244, as filed on February 9, 2004.)
(d) Administrative Services Agreement dated as of March 27, 2000, by and between ReliaStar
Life Insurance Company, Northern Life Insurance Company, ReliaStar Life Insurance
Company of New York and A I M Advisers, Inc. (Incorporated herein by reference to
Post-Effective Amendment No. 3 to Registration Statement on Form N-6, File No.333-
105319, as filed on November 24, 2003.)
	(2)	(a) Participation Agreement dated as of August 8, 1997 by and between ReliaStar Life
Insurance Company, The Alger American Fund and Fred Alger and Company, Inc.
(Incorporated by reference to Post-Effective Amendment No. 21 on form S-6, File No. 2-
95392, as filed on August 4, 1997.)
(b) Amendment dated as of March 28, 2000, to Participation Agreement by and among
ReliaStar Life Insurance Company, The Alger American Fund and Fred Alger
Management, Inc. (Incorporated herein by reference to Post-Effective Amendment No. 11 to Registration Statement on Form S-6, File No. 33-57244, as filed on March 31, 2000.)
(c) Amendment dated as of October 11, 2000, to the Participation Agreement by and between
ReliaStar Life Insurance Company, The Alger American Fund and Fred Alger
Management, Inc. (Incorporated herein by reference to Post-Effective Amendment No. 3 to Registration Statement on Form N-6, File No. 333-105319, as filed on November 24,
2003.)
(d) Amendment dated as of September 29, 2003, to Participation Agreement by and among
The Alger American Fund, Fred Alger Management, Inc. and ReliaStar Life Insurance
Company. (Incorporated herein by reference to Post-Effective Amendment No. 3 to
Registration Statement on Form N-6, File No. 333-105319, as filed on November 24,
2003.)

(e)	Service Agreement by and between ReliaStar Life Insurance Company and Fred Alger Management, Inc. (Incorporated herein by reference to Post-Effective Amendment No. 21 to Registration Statement on Form S-6, File No. 2-95392, as filed on August 4, 1997.)

(3)	(a)	Fund Participation Agreement among Golden American Life Insurance Company,
ReliaStar Life Insurance Company, ReliaStar Life Insurance Company of New York,
Security Life of Denver Insurance Company, Southland Life Insurance Company, ING
Life Insurance and Annuity Company, ING Insurance Company of America, American
Funds Insurance Series and Capital Research and Management Company. (Incorporated
herein by reference to Pre-Effective Amendment No. 1 to Registration Statement on Form
N-6, File Number 333-105319, as filed on July 17, 2003.)
	(b)	Business Agreement by and among Golden American Life Insurance Company, ReliaStar
Life Insurance Company, ReliaStar Life Insurance Company of New York, Security Life
of Denver Insurance Company, Southland Life Insurance Company, ING Life Insurance
and Annuity Company, ING Insurance Company of America, ING America Equities, Inc.,
Directed Services, Inc., American Funds Distributors, Inc. and Capital Research and
Management Company. (Incorporated herein by reference to Pre-Effective Amendment
No. 1 to Registration Statement on Form N-6, File Number 333-105319, as filed on July
17, 2003.)
	(c)	Rule 22C-2 Agreement, effective April 16, 2007, and to become operational on October
16, 2007, by and between American Funds Service Company, ING Life Insurance and
Annuity Company, ING National Trust, ING USA Annuity and Life Insurance Company,
ReliaStar Life Insurance Company, ReliaStar Life Insurance Company of New York,
Security Life of Denver Insurance Company and Systematized Benefits Administrators
Inc. (Incorporated herein by reference to Post-Effective Amendment No. 12 to
Registration Statement on Form N-6, File Number 333-47527, as filed on April 9, 2007.)
(4)	(a)	Participation Agreement dated as of March 16, 1988, by and among Northwestern
National Life Insurance Company (renamed ReliaStar Life Insurance Company),
Fidelity's Variable Insurance Products Fund and Fidelity Distributors Corporation and
Amendments Nos. 1-8. (Incorporated herein by reference to Initial Registration Statement on Form S-6EL24, File No. 333-18517, as filed on December 23, 1996.)
	(b)	Amendment dated as of July 24, 1997, to Participation Agreement by and among
ReliaStar Life Insurance Company, Fidelity's Variable Insurance Products Fund and
Fidelity Distributors Corporation. (Incorporated herein by reference to Post-Effective
Amendment No. 3 to Registration Statement on Form N-6, File No. 333-105319, as filed on November 24, 2003.)
	(c)	Amendment No. 10 to Participation Agreement by and among ReliaStar Life Insurance
Company, Variable Insurance Products Fund and Fidelity Distributors Corporation.
(Incorporated herein by reference to Post-Effective Amendment No. 3 to Registration
Statement on Form N-6, File No. 333-105319, as filed on November 24, 2003.)
	(d)	Amendment No. 11 to Participation Agreement by and among ReliaStar Life Insurance
Company, Fidelity Variable Products Fund and Fidelity Distributors Corporation.
(Incorporated herein by reference to Post-Effective Amendment No. 3 to Registration
Statement on Form N-6, File No. 333-105319, as filed on November 24, 2003.)
	(e)	Amendment No. 12 to Participation Agreement by and among ReliaStar Life Insurance
Company, Fidelity Variable Products Fund and Fidelity Distributors Corporation.
(Incorporated herein by reference to Post-Effective Amendment No. 3 to Registration
Statement on Form N-6, File No. 333-105319, as filed on November 24, 2003.)
	(f)	Amendment No. 13 to Participation Agreement by and among ReliaStar Life Insurance
Company, Fidelity Variable Products Fund and Fidelity Distributors Corporation.
(Incorporated herein by reference to Post-Effective Amendment No. 4 to Registration
Statement on Form N-6, File No. 333-105319, as filed on April 15, 2004.)
	(g)	Participation Agreement dated as of January 1, 1991, by and among Northwestern
National Life Insurance Company (renamed ReliaStar Life Insurance Company),
Fidelity's Variable Insurance Products Fund II and Fidelity Distributors Corporation and
Amendments Nos. 1-7. (Incorporated herein by reference to Initial Registration Statement to Registration Statement on Form S-6EL24, File No. 333-18517, as filed on December
23, 1996.)

(h)	Amendment dated as of July 24, 1997, to Participation Agreement by and among ReliaStar Life Insurance Company, Fidelity's Variable Insurance Products Fund II and Fidelity Distributors Corporation. (Incorporated herein by reference to Post-Effective Amendment No. 3 to Registration Statement on Form N-6, File No. 333-105319, as filed on November 24, 2003.)

(i)	Amendment No. 9 to Participation Agreement with Fidelity's Variable Insurance Products Fund II and Fidelity Distributors Corporation. (Incorporated herein by reference to Post- Effective Amendment No. 3 to Registration Statement on Form N-6, File No. 333- 105319, as filed on November 24, 2003.)

(j)	Amendment No. 10 to Participation Agreement by and among the ReliaStar Life Insurance Company, Fidelity Variable Insurance Products Fund II and Fidelity Distributors Corporation. (Incorporated herein by reference to Post-Effective Amendment No. 3 to Registration Statement on Form N-6, File No. 333-105319, as filed on November 24, 2003.)

(k)	Amendment No. 11 to Participation Agreement by and among the ReliaStar Life Insurance Company, Fidelity Variable Insurance Products Fund II and Fidelity Distributors Corporation. (Incorporated herein by reference to Post-Effective Amendment No. 3 to Registration Statement on Form N-6, File No. 333-105319, as filed on November 24, 2003.)

(l)	Amendment No. 12 to Participation Agreement by and among ReliaStar Life Insurance Company, Fidelity Variable Products Fund II and Fidelity Distributors Corporation.

(Incorporated herein by reference to Post-Effective Amendment No. 4 to Registration Statement on Form N-6, File No. 333-105319, as filed on April 15, 2004.)

(m)	Service Agreement dated January 1, 1997, by and between ReliaStar Life Insurance Company and Fidelity Investments Institutional Operations Company, Inc. (Incorporated herein by reference to Post-Effective Amendment No. 3 to Registration Statement on Form N-6, File No. 333-105319, as filed on November 24, 2003.)

(n)	Amendment effective as of April 1, 1999, to Service Agreement by and between ReliaStar Life Insurance Company and Fidelity Investments Institutional Operations Company, Inc.

(Incorporated herein by reference to Post-Effective Amendment No. 3 to Registration Statement on Form N-6, File No. 333-105319, as filed on November 24, 2003.)

(o)	Service Contract dated April 25, 1997, by and between Fidelity Distributors Corporation and Washington Square Securities, Inc. (Incorporated herein by reference to Post- Effective Amendment No. 3 to Registration Statement on Form N-6, File No. 333- 105319, as filed on November 24, 2003.)

(p)	Amendment dated April 1, 1999, to Service Contract by and between Fidelity Distributors Corporation and Washington Square Securities, Inc. (Incorporated herein by reference to Post-Effective Amendment No. 3 to Registration Statement on Form N-6, File No. 333- 105319, as filed on November 24, 2003.)

(q)	Rule 22C-2 Agreement, effective April 16, 2007, and to become operational on October 16, 2007, by and between Fidelity Distributors Corporation, ING Life Insurance and Annuity Company, ING National Trust, ING USA Annuity and Life Insurance Company, ReliaStar Life Insurance Company, ReliaStar Life Insurance Company of New York, Security Life of Denver Insurance Company and Systematized Benefits Administrators Inc. (Incorporated herein by reference to Post-Effective Amendment No. 12 to Registration Statement on Form N-6, File Number 333-47527, as filed on April 9, 2007.)

(5)	(a)	Participation Agreement dated as of May 1, 2002, by and between ReliaStar Life
Insurance Company, ING VP Bond Portfolio and ING Funds Distributor, Inc.
(Incorporated herein by reference to Post-Effective Amendment No. 3 to Registration
Statement on Form S-6, 333-47094, as filed on September 17, 2002.)
	(b)	Amendment effective as of July 15, 2003, to Participation Agreement by and among
ReliaStar Life Insurance Company, ING VP Bond Portfolio and ING Funds Distributor,
LLC. (Incorporated herein by reference to Post-Effective Amendment No. 4 to
Registration Statement on Form N-6, File No. 33-57244, as filed on February 9, 2004.)

(6)	(a)	Participation Agreement among the GCG Trust and ReliaStar Life Insurance Company and Directed Services, Inc. (Incorporated herein by reference to Pre-Effective Amendment
No. 1 to Registration Statement on Form N-6, File Number 333-105319, as filed on July
17, 2003.)
(7)	(a)	Participation Agreement dated as of December 6, 2001, by and among Portfolio Partners,
Inc., Aetna Life Insurance and Annuity Company, Aetna Investment Services, LLC and
ReliaStar Life Insurance Company. (Incorporated herein by reference to Post-Effective
Amendment No. 3 to Registration Statement on Form S-6, 333-69431, as filed on April
24, 2002.)
	(b)	Amendment dated as of March 26, 2002, to Participation Agreement by and among
Portfolio Partners, Inc. (to be renamed ING Partners, Inc. effective May 1, 2002), Aetna
Life Insurance and Annuity Company (to be renamed ING Life Insurance and Annuity
Company effective May 1, 2002), Aetna Investment Services, LLC (to be renamed ING
Financial Adviser, LLC effective May 1, 2002) and ReliaStar Life Insurance Company.
(Incorporated herein by reference to Post-Effective Amendment No. 3 to Registration
Statement on Form S-6, 333-69431, as filed on April 24, 2002.)
	(c)	Amendment dated as of October 1, 2002, to Participation Agreement dated as of
December 6, 2001 among ING Partners, Inc., ING Life Insurance and Annuity Company,
ING Financial Advisers, LLC and ReliaStar Life Insurance and Annuity Company.
(Incorporated herein by reference to Post Effective Amendment No. 1 to Registration
Statement on Form N-4, 333-100207, for Separate Account N of ReliaStar Life Insurance
Company, as filed on October 24, 2002.)
	(d)	Amendment dated as of May 1, 2003, to Participation Agreement dated as of December 6,
2001 by and between ING Partners, Inc., ING Life Insurance and Annuity Company, ING
Financial Advisers, LLC and ReliaStar Life Insurance Company. (Incorporated herein by reference to Post-Effective Amendment No. 3 to Registration Statement on Form N-6,
333-92000, as filed on April 17, 2003.)
	(e)	Form of Amendment dated as of April 28, 2006, to Participation Agreement dated as of
December 6, 2001, by and between ING Partners, Inc., ING Life Insurance and Annuity
Company, ING Financial Advisers, LLC and ReliaStar Life Insurance Company.
(Incorporated herein by reference to Post-Effective Amendment No. 23 to Registration
Statement on Form N-6, 33-57244, as filed on April 14, 2006).
	(f)	Service Agreement effective as of December 6, 2001, by and between ING Life Insurance and Annuity Company and ReliaStar Life Insurance Company. (Incorporated herein by reference to Post-Effective Amendment No. 1 to Registration Statement on Form N-6,
333-92000, as filed on January 30, 2003.)
	(g)	Shareholder Servicing Agreement dated as of December 6, 2001, by and between
ReliaStar Life Insurance Company and Portfolio Partners, Inc. in respect of the Service
Class Shares of its Portfolios. (Incorporated herein by reference to Post-Effective
Amendment No. 3 to Registration Statement on Form N-6, File No. 333-105319, as filed on November 24, 2003.)
	(h)	Amendment dated as of March 26, 2002, to the Shareholder Servicing Agreement by and
between ReliaStar Life Insurance Company and Portfolio Partners, Inc. (to be renamed
ING Partners, Inc. effective May 1, 2002) in respect of the Service Class Shares of its
Portfolio. (Incorporated herein by reference to Post-Effective Amendment No. 3 to
Registration Statement on Form N-6, File No. 333-105319, as filed on November 24,
2003.)
	(i)	Amendment dated as of May 1, 2003, to Shareholder Servicing Agreement (Service
Shares) dated as of December 6, 2001 by and between ING Partners, Inc. and ReliaStar
Life Insurance Company. (Incorporated herein by reference to Post-Effective Amendment
No. 3 to Registration Statement on Form N-6, 333-92000, as filed on April 17, 2003.)
	(j)	Form of Amendment dated as of April 28, 2006, to Shareholder Servicing Agreement
(Adviser Class Shares) dated as of December 6, 2001, by and between ING Partners, Inc.
and ReliaStar Life Insurance Company. (Incorporated herein by reference to Post-
Effective Amendment No. 24 to Registration Statement on Form N-6, 33-57244, as filed on April 11, 2006.)

(k)	Amendment dated as of November 1, 2004, to Shareholder Servicing Agreement (Service Class Shares) dated as of December 6, 2001, by and between ING Partners, Inc. and ReliaStar Life Insurance Company. (Incorporated herein by reference to Post-Effective Amendment No. 24 to Registration Statement on Form N-6, 33-57244, as filed on April 11, 2006.)

(l)	Amendment dated as of April 28, 2006, to Shareholder Servicing Agreement (Service Class Shares) dated as of December 6, 2001, by and between ING Partners, Inc. and ReliaStar Life Insurance Company. (Incorporated herein by reference to Post-Effective Amendment No. 24 to Registration Statement on Form N-6, 33-57244, as filed on April 11, 2006.)

(8)	(a)	Participation Agreement dated as of May 1, 2001, between ReliaStar Life Insurance
Company, ING Variable Portfolios, Inc. and ING Funds Distributor, Inc. (Incorporated
herein by reference to Post-Effective Amendment No. 3 to Registration Statement on
Form S-6, 333-47094, as filed on September 17, 2002.)
	(b)	Amendment effective as of October 1, 2002, to Participation Agreement between
ReliaStar Life Insurance Company, ING Variable Portfolios Inc. and ING Funds
Distributor, Inc. (Incorporated herein by reference to Post-Effective Amendment No. 1 to
Registration Statement on Form N-6, 333-92000, as filed on January 30, 2003.)
	(c)	Amendment effective as of July 15, 2003, to Participation Agreement by and among
ReliaStar Life Insurance Company, ING Variable Portfolios, Inc. and ING Funds
Distributor, LLC. (Incorporated herein by reference to Post-Effective Amendment No. 4 to Registration Statement on Form N-6, File No. 33-57244, as filed on February 9, 2004.)
(9)	(a)	Participation Agreement dated May 1, 2001, by and among ReliaStar Life Insurance
Company, Pilgrim Variable Products Trust and ING Pilgrim Securities, Inc. (Incorporated
herein by reference to Post-Effective Amendment No. 3 to Registration Statement on
Form N-6, File No. 333-105319, as filed on November 24, 2003.)
	(b)	Amendment dated as of August 30, 2002, to Participation Agreement by and among
ReliaStar Life Insurance Company, ING Variable Products Trust and ING Funds
Distributor, Inc. (Incorporated herein by reference to Post-Effective Amendment No. 14 to
Registration Statement on Form N-6, File No. 33-69892, as filed on October 11, 2002.)
	(c)	Amendment to Participation Agreement by and among ReliaStar Life Insurance
Company, ING Variable Products Trust and ING Funds Distributor, LLC. (Incorporated
herein by reference to Post-Effective Amendment No. 4 to Registration Statement on
Form N-6, File No. 33-57244, as filed on February 9, 2004.)
	(d)	Form of Amendment to Participation Agreement by and among ReliaStar Life Insurance
Company, ING Variable Products Trust and ING Funds Distributor, Inc. (Incorporated
herein by reference to Post-Effective Amendment No. 10 to Registration Statement on
Form N-6, File No. 333-47094, as filed on November 28, 2005.)
	(e)	Administrative and Shareholder Services Agreement dated as of May 1, 2001, by and between ING Pilgrim Group, LLC and ReliaStar Life Insurance Company. (Incorporated
herein by reference to Post-Effective Amendment No. 3 to Registration Statement on
Form S-6, 333-69431, as filed on April 24, 2002.)
	(f)	Amendment to Administrative and Shareholder Service Agreement dated as of August 30,
2002, by and between ING Funds Services, LLC and ReliaStar Life Insurance Company.
(Incorporated herein by reference to Post-Effective Amendment No. 1 to Registration
Statement on Form N-6, 333-92000, as filed on January 30, 2003.)
(10)	(a)	Rule 22C-2 Agreement, effective April 16, 2007, and to become operational on October
16, 2007, by and between ING Funds Services, LLC, ING Life Insurance and Annuity
Company, ING National Trust, ING USA Annuity and Life Insurance Company,
ReliaStar Life Insurance Company, ReliaStar Life Insurance Company of New York,
Security Life of Denver Insurance Company and Systematized Benefits Administrators
Inc. (Incorporated herein by reference to Post-Effective Amendment No. 12 to
Registration Statement on Form N-6, File Number 333-47527, as filed on April 9, 2007.)
(11)	(a)	Participation Agreement dated as of August 8, 1997, by and between ReliaStar Life
Insurance Company and Janus Aspen Series. (Incorporated herein by reference to Post-
Effective Amendment No. 3 to Registration Statement on Form N-6, File No. 333-
105319, as filed on November 24, 2003.)

(b)	Amendment to Participation Agreement by and between ReliaStar Life Insurance Company and Janus Aspen Series. (Incorporated herein by reference to Post-Effective Amendment No. 1 to Registration Statement on Form S-6, File No. 69431, as filed on April 14, 2000.)

(c)	Letter Agreement dated August 8, 1997, by and between ReliaStar Life Insurance Company and Janus Capital Corporation. (Incorporated herein by reference to Post- Effective Amendment No. 3 to Registration Statement on Form N-6, File No. 333- 105319, as filed on November 24, 2003.)

(d)	Amendment, effective July 1, 2002, to Letter Agreement dated August 8, 1997 between ReliaStar Life Insurance Company and Janus Capital Corporation. (Incorporated herein by reference to Post-Effective Amendment No. 3 to Registration Statement on Form S-6, 333-69431, as filed on April 24, 2002.)

(12)	(a)	Participation Agreement dated as of August 8, 1997, by and between ReliaStar Life
Insurance Company, Neuberger&Berman Advisers Management Trust and
Neuberger&Berman Management Incorporated. (Incorporated herein by reference to Post-
Effective Amendment No. 3 to Registration Statement on Form N-6, File No. 333-
105319, as filed on November 24, 2003.)
	(b)	Amendment No. 1 dated as of February 1, 1999, to Participation Agreement by and
among ReliaStar Life Insurance Company, Neuberger Berman Advisers Management
Trust, Advisers Managers Trust and Neuberger Berman Management Inc. (Incorporated
herein by reference to Post-Effective Amendment No. 3 to Registration Statement on
Form N-6, File No. 333-105319, as filed on November 24, 2003.)
	(c)	Addendum dated as of May 1, 2000, to Participation Agreement by and among ReliaStar
Life Insurance Company, Neuberger Berman Advisers Management Trust, Advisers
Managers Trust and Neuberger Berman Management Inc. (Incorporated herein by reference to Post-Effective Amendment No. 3 to Registration Statement on Form N-6,
File No. 333-105319, as filed on November 24, 2003.)
	(d)	Amendment dated as of April 1, 2003, to Participation Agreement by and among
ReliaStar Life Insurance Company, Neuberger Berman Advisers Management Trust and
Neuberger Berman Management Inc. (Incorporated herein by reference to Post-Effective
Amendment No. 17 to Registration Statement on Form N-6, File No. 33-57244, as filed on December 12, 2003.)
	(e)	Letter Agreement dated as of July 28, 1997, by and between ReliaStar Life Insurance
Company and Neuberger Berman Management Incorporated. (Incorporated herein by reference to Post-Effective Amendment No. 21 to Registration Statement on Form S-6,
File No. 2-95392, as filed on August 4, 1997.)
	(f)	Amendment dated as of April 1, 2003, to the Administrative Services Agreement by and
between ReliaStar Life Insurance Company and Neuberger Berman Management Inc.
(Incorporated herein by reference to Post-Effective Amendment No. 17 to Registration
Statement on Form N-6, File No. 33-57244, as filed on December 12, 2003.)
	(g)	Rule 22C-2 Agreement, effective April 16, 2007, and to become operational on October
16, 2007, by and between Neuberger Berman Management Inc., ING Life Insurance and
Annuity Company, ING National Trust, ING USA Annuity and Life Insurance Company,
ReliaStar Life Insurance Company, ReliaStar Life Insurance Company of New York,
Security Life of Denver Insurance Company and Systematized Benefits Administrators
Inc. (Incorporated herein by reference to Post-Effective Amendment No. 12 to
Registration Statement on Form N-6, File Number 333-47527, as filed on April 9, 2007.)
(13)	(a)	Participation Agreement by and between ReliaStar Life Insurance Company, OCC
Accumulation Trust and OCC Distributors, dated August 8, 1997. (Incorporated herein by reference to Post-Effective Amendment No. 21 to Registration Statement on Form S-6,
File No. 2-95392, as filed on August 4, 1997.)
	(b)	Letter Agreement dated August 8, 1997, by and between ReliaStar Life Insurance
Company and OpCap Advisors. (Incorporated herein by reference to Post-Effective
Amendment No. 21 to Registration Statement on Form S-6, File No. 2-95392, as filed on
August 4, 1997.)

(14)	(a)	Participation Agreement dated as of April 30, 2002, by and among Pioneer Variable
Contracts Trust, ReliaStar Life Insurance Company, Pioneer Investment Management,
Inc. and Pioneer Funds Distributor, Inc. (Incorporated herein by reference to Initial
Registration Statement on Form S-6, 333-92000, as filed on July 3, 2002.)
(15)	(a)	Participation Agreement dated as of January 14, 1994, by and among Northwestern
National Life Insurance Company (renamed ReliaStar Life Insurance Company), Putnam
Capital Manager Trust and Putnam Mutual Funds Corp. and Amendments Nos. 1-2.
(Incorporated herein by reference to Initial Registration Statement on Form S-6EL24, File
No. 333-18517, as filed on December 23, 1996.)
	(b)	Amendment No. 3 to Participation Agreement by and among Northwestern National Life
Insurance Company (renamed ReliaStar Life Insurance Company), Putnam Capital
Manager Trust and Putnam Mutual Funds Corp. (Incorporated herein by reference to
Initial Registration on Form S-6, File No. 333-47094, as filed on September 29, 2000.)
	(c)	Amendment No. 4 to Participation Agreement by and among ReliaStar Life Insurance
Company, Putnam Variable Trust and Putnam Mutual Funds Corp. (Incorporated herein by reference to Post-Effective Amendment No. 3 to Registration Statement on Form N-6,
File No. 333-105319, as filed on November 24, 2003.)
	(d)	Amendment No. 5 to Participation Agreement by and among ReliaStar Life Insurance
Company, Putnam Variable Trust and Putnam Retail Management, L.P. (Incorporated
herein by reference to Post-Effective Amendment No. 4 to Registration Statement on
Form N-6, File No. 333-105319, as filed on April 15, 2004.)

(i)	Not Applicable.

(j)	Not Applicable

(k)	Opinion and Consent of Counsel.

(l)	Not Applicable.

(m)	Not Applicable.

(n)	Consent of Independent Registered Public Accounting Firm.

(o)	All financial statements are included in the Statement of Additional Information, as indicated therein.

(p)	Not Applicable.

(q)	Not Applicable.

(r)	Powers of Attorney.

Item 27 Directors and Officers of the Depositor

Name and Principal Business Address

Donald W. Britton, 5780 Powers Ferry Road, NW, Atlanta, GA 30327 Thomas J. McInerney,151 Farmington Avenue, Hartford, CT 06156 David A. Wheat, 5780 Powers Ferry Road, NW, Atlanta, GA 30327 Jacques de Vaucleroy, 5780 Powers Ferry Road, NW, Atlanta, GA 30327 Kathleen A. Murphy, 151 Farmington Avenue, Hartford, CT 06156 Catherine H. Smith, 151 Farmington Avenue, Hartford, CT 06156 Boyd G. Combs, 5780 Powers Ferry Road, NW, Atlanta, GA 30327 Robert W. Crispin, 230 Park Avenue, New York, NY

10169

James R. Gelder, 20 Washington Avenue South, Minneapolis, MN 55401 David S. Pendergrass, 5780 Powers Ferry Road, NW, Atlanta, GA 30327 Steven T. Pierson, 5780 Powers Ferry Road, NW, Atlanta, GA 30327 Stephen J. Preston, 1475 Dunwoody Drive, West Chester, PA 19380 Carol S. Stern, 601 13th Street NW, Suite 550 N, Washington DC 20005 Craig A. Krogstad, 111 Washington Avenue S, Minneapolis, MN 55401 Kimberly M. Curley, 1290 Broadway, Denver, CO

80203

Pamela S. Anson, 2001 21st Avenue NW, Minot, ND 58703 Chad M. Eslinger, 2001 21st Avenue NW, Minot, ND

58703

Deborah C. Hancock, 1290 Broadway, Denver, CO 80203 Joy M. Benner, 20 Washington Avenue South, Minneapolis, MN 55401

Positions and Offices with Depositor

President

Director and Chairman

Director, Executive Vice President and Chief Financial Officer Director and Senior Vice President

Director

Director and Senior Vice President

Senior Vice President, Tax

Senior Vice President, Investments

Senior Vice President

Senior Vice President and Treasurer

Senior Vice President and Chief Accounting Officer

Senior Vice President

Vice President and Chief Compliance Officer

Vice President and Actuary

Vice President and Illustration Actuary

Vice President Vice President Vice President Secretary

Item 28 Persons Controlled by or Under Common Control with the Depositor or the Registrant

Incorporated herein by reference to Item 28 in Post-Effective Amendment No. 12 to Registration Statement on Form N-6, for ReliaStar Life Insurance Company of New York Variable Life Separate Account I, File No. 333-47527, as filed on April 9, 2007.

Item 29

Indemnification

Under its Bylaws, Section 5.01, ReliaStar Life Insurance Company ("ReliaStar Life") indemnifies, to the full extent permitted by the laws of the State of Minnesota, each person (and the heirs, executors and administrators of such person) who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, wherever brought, whether civil, criminal, administrative or investigative, by reason of the fact that he or she is or was a director, officer or employee of ReliaStar Life, or is or was serving at the request of ReliaStar Life as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against expenses, including attorneys' fees, judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding. Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of ReliaStar Life pursuant to such provisions of the bylaws or statutes or otherwise, ReliaStar Life has been advised that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in said Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by ReliaStar Life of expenses incurred or paid by a director or officer or controlling person of ReliaStar Life in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person of ReliaStar Life in connection with the securities being registered, ReliaStar Life may, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit the question of whether or not such indemnification by it is against public policy as expressed in the Act to a committee comprised of directors who are not parties to the proceeding before referring it to a court of appropriate jurisdiction and will be governed by the final adjudication of such issue. If ReliaStar Life indemnifies or advances expenses in connection with a claim, the Laws of the State of Minnesota require ReliaStar Life to disclose, in writing to its shareholders, the amount of the indemnification or advance and to whom and on whose behalf it was paid.

A corporation may procure indemnification insurance on behalf of an individual who is or was a director of the corporation. Consistent with the laws of the State of Minnesota, ING America Insurance Holdings, Inc. maintains a Professional Liability umbrella insurance policy issued by an international insurer. The policy covers ING America Insurance Holdings, Inc. and any company in which ING America Insurance Holdings, Inc. has a controlling interest of 50% or more. This would encompass the principal underwriter as well as the depositor. Additionally, the parent company of ING America Insurance Holdings, Inc. ING Groep N.V., maintains an excess umbrella cover with limits in excess of $125,000,000. The policy provides for the following types of coverage: errors and omissions/professional liability, directors and officers, employment practices, fiduciary and fidelity.

Additionally, Section XVIII of the ReliaStar Life Insurance Company Distribution Agreement with ING America Equities, Inc. (INGAE) generally provides that each party will indemnify and hold harmless the officers, directors and employees of the other party (and the variable account with respect to indemnity by INGAE) against any expenses (including legal expenses), losses, claims, damages, or liabilities arising out of or based on certain claims or circumstances in connection with the offer or sale of the policies. Under this agreement neither party is entitled to indemnity if the expenses (including legal expenses), losses, claims, damages, or liabilities resulted from their own willful misfeasance, bad faith, negligence, misconduct or wrongful act.

Item 30

Principal Underwriters

(a)	Other Activity. ING America Equities, Inc., the principal underwriter for the policies, is also the principal underwriter for policies issued by ReliaStar Life Insurance Company of New York and Security Life of Denver Insurance Company.

(b)	Management of ING America Equities, Inc.

Name and Principal Business Address	Positions and Offices with Underwriter

Nathan E. Eshelman, 1290 Broadway, Denver, CO	Director, President and Chief Executive Officer
80203
Laurie J. Rasanen, 2001 21st Avenue NW, Minot, ND	Director, Vice President and Chief Operating Officer
58703
Daniel P. Mulheran, Sr., 20 Washington Avenue South,	Director
Minneapolis, MN 55401
Anita F. Woods, 5780 Powers Ferry Road, NW, Atlanta,	Chief Financial Officer
GA 30327
Beth G. Shanker, 1290 Broadway, Denver, CO 80203	Chief Compliance Officer
Dawn M. Peck, 5780 Powers Ferry Road, NW, Atlanta,	Vice President, Assistant Treasurer and Assistant
GA 30327	Secretary
David S. Pendergrass, 5780 Powers Ferry Road, NW,	Vice President and Treasurer
Atlanta, GA 30327
Pamela S. Anson, 2001 21st Avenue NW, Minot, ND	Vice President
58703
Deborah C. Hancock, 1290 Broadway, Denver, CO	Assistant Vice President
80203
Glenn A. Black, 5780 Powers Ferry Road, NW, Atlanta,	Tax Officer
GA 30327
Terry L. Owens, 5780 Powers Ferry Road, NW, Atlanta,	Tax Officer
GA 30327
James H. Taylor, 5780 Powers Ferry Road, NW,	Tax Officer
Atlanta, GA 30327
Joy M. Benner, 20 Washington Avenue South,	Secretary
Minneapolis, MN 55401
Diana R. Cavender, 20 Washington Avenue South,	Assistant Secretary
Minneapolis, MN 55401
Randall K. Price, 20 Washington Avenue South,	Assistant Secretary
Minneapolis, MN 55401
Melissa L. Skinner, 20 Washington Avenue South,	Assistant Secretary
Minneapolis, MN 55401
Edwina P. J. Steffer, 20 Washington Avenue South,	Assistant Secretary
Minneapolis, MN 55401
M. Christine Foster, 20 Washington Avenue South,	Assistant Secretary
Minneapolis, MN 55401
Susan M. Vega, 20 Washington Avenue South,	Assistant Secretary
Minneapolis, MN 55401

Compensation From the Registrant.

(1)	(2)	(3)	(4)	(5)
	2006 Net	Compensation on
	Underwriting	Events Occasioning
Name of Principal	Discounts and	the Deduction of a	Brokerage	Other
Underwriter	Commissions	Deferred Sales Load	Commissions	Compensation*

ING America
Equities, Inc.				$23,918,675

Compensation shown in column 5 includes: marketing allowances

Item 31	Location of Accounts and Records

Accounts and records are maintained by ReliaStar Life Insurance Company at 20 Washington Ave South,
Minneapolis, MN 55401 and by ING Americas Finance Shared Services, an affiliate, at 5780 Powers Ferry Road,
NW, Atlanta, GA 30327.

Item 32	Management Services
None.
Item 33	Fee Representations

ReliaStar Life Insurance Company represents that the fees and charges deducted under the variable life insurance policy described in this registration statement, in the aggregate, are reasonable in relation to the services rendered, expenses expected to be incurred, and the risks assumed by ReliaStar Life Insurance Company under the policies
ReliaStar Life Insurance Company bases this representation on its assessment of such factors such as the nature and extent of the such services, expenses and risks, the need for the ReliaStar Life Insurance Company to earn a profit and the range of such fees and charges within the insurance industry.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, Select*Life Variable Account, certifies that it meets all of the requirements for effectiveness of this Registration Statement under Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment No. 12 to this Registration Statement on Form N-6 (File No. 333-47094) to be signed on its behalf by the undersigned, duly authorized, in the City of Hartford, and State of Connecticut on the 16th day of April, 2007.

SELECT*LIFE VARIABLE ACCOUNT (Registrant)

By: RELIASTAR LIFE INSURANCE COMPANY (Depositor)

By:	/s/ Donald W. Britton*
Donald W. Britton
President
(principal executive officer)

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 12 has been signed below by the following persons in the capacities indicated and on the date indicated.

Signature	Title	Date

/s/ Donald W. Britton*	President

Donald W. Britton	(principal executive officer)

/s/ Thomas J. McInerney*	Director and Chairman

Thomas J. McInerney

/s/ Kathleen A. Murphy*	Director

Kathleen A. Murphy
April
/s/ Catherine H. Smith*	Director and Senior Vice President	16, 2007

Catherine H. Smith

/s/ Robert W. Crispin*	Director and Senior Vice President, Investments

Robert W. Crispin

/s/ David A. Wheat*	Director, Executive Vice President and Chief Financial

David A. Wheat	Officer (principal financial officer)

/s/ Steven T. Pierson*	Senior Vice President and Chief Accounting Officer

Steven T. Pierson	(principal accounting officer)

By: /s/ J. Neil McMurdie
J. Neil McMurdie
*Attorney-in-Fact

SELECT*LIFE VARIABLE ACCOUNT
EXHIBIT INDEX
Exhibit No.	Exhibit
26-(k)	Opinion and Consent of Counsel
26-(n)	Consent of Independent Registered Public Accounting Firm
26-(r)	Powers of Attorney

FINANCIAL STATEMENTS

ReliaStar Life Insurance Company Select*Life Variable Account

Year ended December 31, 2006 with Report of Independent Registered Public Accounting Firm

This page intentionally left blank.

RELIASTAR LIFE INSURANCE COMPANY SELECT*LIFE VARIABLE ACCOUNT

     Financial Statements Year ended December 31, 2006

This page intentionally left blank.

Report of Independent Registered Public Accounting Firm

The Board of Directors and Participants ReliaStar Life Insurance Company

We have audited the accompanying statements of assets and liabilities of the Divisions constituting ReliaStar Life Insurance Company Select*Life Variable Account (the “Account”) as of December 31, 2006, and the related statements of operations and changes in net assets for the periods disclosed in the financial statements. These financial statements are the responsibility of the Account’s management. Our responsibility is to express an opinion on these financial statements based on our audits. The Account is comprised of the following Divisions:

AIM Variable Insurance Funds:	ING Investors Trust (continued):
AIM V.I. Demographic Trends Fund - Series I Shares	ING MarketPro Portfolio - Institutional Class
American Funds Insurance Series:	ING MarketStyle Growth Portfolio - Institutional Class
American Funds Insurance Series® Growth Fund - Class 2	ING MarketStyle Moderate Growth Portfolio - Institutional Class
American Funds Insurance Series® Growth Income Fund - Class 2	ING MarketStyle Moderate Portfolio - Institutional Class
American Funds Insurance Series® International Fund - Class 2	ING Marsico Growth Portfolio - Institutional Class
Fidelity® Variable Insurance Products:	ING Marsico International Opportunities
Fidelity® VIP Equity-Income Portfolio - Initial Class	Portfolio - Institutional Class
Fidelity® VIP Growth Portfolio - Initial Class	ING MFS Total Return Portfolio - Institutional Class
Fidelity® VIP High Income Portfolio - Initial Class	ING MFS Utilities Portfolio - Institutional Class
Fidelity® VIP Overseas Portfolio - Initial Class	ING MFS Utilities Portfolio - Service Class
Fidelity® Variable Insurance Products II:	ING Oppenheimer Main Street Portfolio® - Institutional Class
Fidelity® VIP Asset ManagerSM Portfolio - Initial Class	ING Pioneer Fund Portfolio - Institutional Class
Fidelity® VIP Contrafund® Portfolio - Initial Class	ING Pioneer Fund Portfolio - Service Class
Fidelity® VIP Index 500 Portfolio - Initial Class	ING Pioneer Mid Cap Value Portfolio - Institutional Class
Fidelity® VIP Investment Grade Bond Portfolio - Initial Class	ING Stock Index Portfolio - Institutional Class
ING Investors Trust:	ING T. Rowe Price Capital Appreciation
ING AllianceBernstein Mid Cap Growth	Portfolio - Institutional Class
Portfolio - Institutional Class	ING T. Rowe Price Equity Income Portfolio - Institutional Class
ING BlackRock Large Cap Growth Portfolio – Institutional Class	ING UBS U.S. Allocation Portfolio - Service Class
ING BlackRock Large Cap Growth Portfolio - Service Class	ING Van Kampen Equity Growth Portfolio - Institutional Class
ING BlackRock Large Cap Value Portfolio - Institutional Class	ING Van Kampen Growth and Income Portfolio - Service Class
ING Evergreen Health Sciences Portfolio - Institutional Class	ING Van Kampen Real Estate Portfolio - Institutional Class
ING Evergreen Health Sciences Portfolio - Service Class	ING VP Index Plus International Equity Portfolio - Service Class
ING Evergreen Omega Portfolio - Institutional Class	ING Wells Fargo Small Cap Disciplined
ING FMRSM Diversified Mid Cap Portfolio - Institutional Class	Portfolio - Institutional Class
ING FMRSM Diversified Mid Cap Portfolio - Service Class	ING Partners, Inc.:
ING FMRSM Large Cap Growth Portfolio - Institutional Class	ING American Century Large Company Value
ING FMRSM Mid Cap Growth Portfolio - Institutional Class	Portfolio - Initial Class
ING Global Resources Portfolio - Institutional Class	ING American Century Select Portfolio - Initial Class
ING International Portfolio - Service Class	ING American Century Small-Mid Cap Value
ING JPMorgan Emerging Markets Equity	Portfolio - Initial Class
Portfolio - Institutional Class	ING Baron Small Cap Growth Portfolio - Initial Class
ING JPMorgan Small Cap Core Equity	ING Columbia Small Cap Value II Portfolio - Initial Class
Portfolio - Institutional Class	ING Fundamental Research Portfolio - Initial Class
ING JPMorgan Value Opportunities Portfolio - Institutional Class	ING JPMorgan Mid Cap Value Portfolio - Initial Class
ING Julius Baer Foreign Portfolio - Institutional Class	ING Legg Mason Partners Aggressive Growth
ING Legg Mason Value Portfolio - Institutional Class	Portfolio - Initial Class
ING LifeStyle Aggressive Growth Portfolio - Institutional Class	ING Lord Abbett U.S. Government Securities
ING LifeStyle Growth Portfolio - Institutional Class	Portfolio - Initial Class
ING LifeStyle Moderate Growth Portfolio - Institutional Class	ING Neuberger Berman Partners Portfolio - Initial Class
ING LifeStyle Moderate Portfolio - Institutional Class	ING Neuberger Berman Regency Portfolio - Initial Class
ING Limited Maturity Bond Portfolio - Service Class	ING Oppenheimer Global Portfolio - Initial Class
ING Liquid Assets Portfolio - Institutional Class	ING Oppenheimer Strategic Income Portfolio - Service Class
ING Lord Abbett Affiliated Portfolio - Institutional Class	ING PIMCO Total Return Portfolio - Initial Class

ING Partners, Inc. (continued):	ING VP Balanced Portfolio, Inc.:
ING T. Rowe Price Diversified Mid Cap Growth	ING VP Balanced Portfolio - Class I
Portfolio - Initial Class	ING VP Intermediate Bond Portfolio:
ING UBS U.S. Large Cap Equity Portfolio - Initial Class	ING VP Intermediate Bond Portfolio - Class I
ING Van Kampen Comstock Portfolio - Initial Class	Neuberger Berman Advisers Management Trust:
ING Van Kampen Equity and Income Portfolio - Initial Class	Neuberger Berman AMT Growth Portfolio® - Class I
ING Strategic Allocation Portfolios, Inc.:	Neuberger Berman AMT Limited Maturity Bond
ING VP Strategic Allocation Conservative Portfolio - Class I	Portfolio® - Class I
ING VP Strategic Allocation Growth Portfolio - Class I	Neuberger Berman AMT Socially Responsive
ING VP Strategic Allocation Moderate Portfolio - Class I	Portfolio® - Class I
ING Variable Portfolios, Inc.:	Pioneer Variable Contracts Trust:
ING VP Index Plus LargeCap Portfolio - Class I	Pioneer Small Cap Value VCT Portfolio - Class I
ING VP Index Plus MidCap Portfolio - Class I	Premier VIT:
ING VP Index Plus SmallCap Portfolio - Class I	Premier VIT OpCap Managed Portfolio
ING VP Value Opportunity Portfolio - Class I	Putnam Variable Trust:
ING Variable Products Trust:	Putnam VT Diversified Income Fund - Class IA Shares
ING VP High Yield Bond Portfolio - Class I	Putnam VT Small Cap Value Fund - Class IA Shares
ING VP International Value Portfolio - Class I
ING VP MidCap Opportunities Portfolio - Class I
ING VP Real Estate Portfolio - Class I
ING VP SmallCap Opportunities Portfolio - Class I

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Account’s internal control over financial reporting. Our audits include consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Account’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2006, by correspondence with the transfer agents. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the respective Divisions constituting ReliaStar Life Insurance Company Select*Life Variable Account at December 31, 2006, the results of their operations and changes in their net assets for the periods disclosed in the financial statements, in conformity with U.S. generally accepted accounting principles.

/s/ Ernst & Young LLP

Atlanta, Georgia March 23, 2007

RELIASTAR LIFE INSURANCE COMPANY SELECT*LIFE VARIABLE ACCOUNT Statements of Assets and Liabilities December 31, 2006 (Dollars in thousands)

		American	American
	American	Funds	Funds
	Funds	Insurance	Insurance	Fidelity® VIP	Fidelity® VIP
	Insurance	Series® Growth	Series®	Equity-Income	Contrafund®
	Series® Growth	Income Fund -	International	Portfolio -	Portfolio -
	Fund - Class 2	Class 2	Fund - Class 2	Initial Class	Initial Class

Assets
Investments in mutual funds
at fair value	$ 55,783	$ 37,955	$ 40,541	$ 126,507	$ 130,851
Total assets	55,783	37,955	40,541	126,507	130,851

Liabilities
Payable to related parties	-	-	-	2	-

Total liabilities	-	-	-	2	-

Net assets	$ 55,783	$ 37,955	$ 40,541	$ 126,505	$ 130,851

Total number of mutual fund shares	870,517	899,629	1,847,796	4,828,514	4,157,953

Cost of mutual fund shares	$ 46,715	$ 33,302	$ 31,133	$ 107,493	$ 88,700

The accompanying notes are an integral part of these financial statements.

3

RELIASTAR LIFE INSURANCE COMPANY SELECT*LIFE VARIABLE ACCOUNT Statements of Assets and Liabilities December 31, 2006 (Dollars in thousands)

ING BlackRock
		Fidelity® VIP	ING	Large Cap	ING BlackRock
	Fidelity® VIP	Investment	AllianceBernstein	Growth	Large Cap
	Index 500	Grade Bond	Mid Cap Growth	Portfolio -	Value Portfolio
	Portfolio -	Portfolio -	Portfolio -	Institutional	- Institutional
	Initial Class	Initial Class	Institutional Class	Class	Class

Assets
Investments in mutual funds
at fair value	$ 5,161	$ 17,127	$ 1,353	$ 258	$ 11,798
Total assets	5,161	17,127	1,353	258	11,798

Liabilities
Payable to related parties	-	-	-	-	-

Total liabilities	-	-	-	-	-

Net assets	$ 5,161	$ 17,127	$ 1,353	$ 258	$ 11,798

Total number of mutual fund shares	31,982	1,342,259	79,566	22,310	846,354

Cost of mutual fund shares	$ 4,175	$ 17,247	$ 1,539	$ 258	$ 9,855

The accompanying notes are an integral part of these financial statements.

4

RELIASTAR LIFE INSURANCE COMPANY SELECT*LIFE VARIABLE ACCOUNT Statements of Assets and Liabilities December 31, 2006 (Dollars in thousands)

				ING FMRSM	ING FMRSM
	ING Evergreen	ING Evergreen	ING FMRSM	Large Cap	Mid Cap
	Health Sciences	Omega	Diversified Mid	Growth	Growth
	Portfolio -	Portfolio -	Cap Portfolio -	Portfolio -	Portfolio -
	Institutional	Institutional	Institutional	Institutional	Institutional
	Class	Class	Class	Class	Class

Assets
Investments in mutual funds
at fair value	$ 1,312	$ 109,063	$ 3,525	$ 150,827	$ 2,269
Total assets	1,312	109,063	3,525	150,827	2,269

Liabilities
Payable to related parties	-	-	-	2	-

Total liabilities	-	-	-	2	-

Net assets	$ 1,312	$ 109,063	$ 3,525	$ 150,825	$ 2,269

Total number of mutual fund shares	107,524	9,369,661	262,283	13,850,074	179,372

Cost of mutual fund shares	$ 1,233	$ 100,110	$ 3,737	$ 148,907	$ 1,979

The accompanying notes are an integral part of these financial statements.

5

RELIASTAR LIFE INSURANCE COMPANY SELECT*LIFE VARIABLE ACCOUNT Statements of Assets and Liabilities December 31, 2006 (Dollars in thousands)

			ING JPMorgan		ING JPMorgan
	ING Global		Emerging	ING JPMorgan	Value
	Resources	ING	Markets Equity Small Cap Core Opportunities
	Portfolio -	International	Portfolio -	Equity Portfolio	Portfolio -
	Institutional	Portfolio -	Institutional	- Institutional	Institutional
	Class	Service Class	Class	Class	Class

Assets
Investments in mutual funds
at fair value	$ 9,885	$ 798	$ 1,971	$ 38,672	$ 44,858
Total assets	9,885	798	1,971	38,672	44,858

Liabilities
Payable to related parties	-	-	-	-	-

Total liabilities	-	-	-	-	-

Net assets	$ 9,885	$ 798	$ 1,971	$ 38,672	$ 44,858

Total number of mutual fund shares	452,630	74,270	100,506	2,698,706	3,529,363

Cost of mutual fund shares	$ 9,502	$ 758	$ 1,719	$ 33,373	$ 37,148

The accompanying notes are an integral part of these financial statements.

6

RELIASTAR LIFE INSURANCE COMPANY SELECT*LIFE VARIABLE ACCOUNT Statements of Assets and Liabilities December 31, 2006 (Dollars in thousands)

			ING LifeStyle		ING LifeStyle
	ING Julius	ING Legg	Aggressive	ING LifeStyle	Moderate
	Baer Foreign	Mason Value	Growth	Growth	Growth
	Portfolio -	Portfolio -	Portfolio -	Portfolio -	Portfolio -
	Institutional	Institutional	Institutional	Institutional	Institutional
	Class	Class	Class	Class	Class

Assets
Investments in mutual funds
at fair value	$ 10,259	$ 5,632	$ 2,722	$ 7,831	$ 2,735
Total assets	10,259	5,632	2,722	7,831	2,735

Liabilities
Payable to related parties	-	-	-	-	-

Total liabilities	-	-	-	-	-

Net assets	$ 10,259	$ 5,632	$ 2,722	$ 7,831	$ 2,735

Total number of mutual fund shares	605,603	497,939	192,903	580,938	213,172

Cost of mutual fund shares	$ 8,641	$ 5,062	$ 2,513	$ 7,315	$ 2,581

The accompanying notes are an integral part of these financial statements.

7

RELIASTAR LIFE INSURANCE COMPANY SELECT*LIFE VARIABLE ACCOUNT Statements of Assets and Liabilities December 31, 2006 (Dollars in thousands)

ING Lord
	ING LifeStyle			Abbett
	Moderate	ING Limited	ING Liquid	Affiliated	ING MarketPro
	Portfolio -	Maturity Bond	Assets Portfolio	Portfolio -	Portfolio -
	Institutional	Portfolio -	- Institutional	Institutional	Institutional
	Class	Service Class	Class	Class	Class

Assets
Investments in mutual funds
at fair value	$ 698	$ 14,188	$ 50,723	$ 234	$ 51
Total assets	698	14,188	50,723	234	51

Liabilities
Payable to related parties	-	-	-	-	-

Total liabilities	-	-	-	-	-

Net assets	$ 698	$ 14,188	$ 50,723	$ 234	$ 51

Total number of mutual fund shares	56,387	1,322,284	50,723,341	18,435	4,502

Cost of mutual fund shares	$ 678	$ 14,244	$ 50,723	$ 231	$ 48

The accompanying notes are an integral part of these financial statements.

8

RELIASTAR LIFE INSURANCE COMPANY
SELECT*LIFE VARIABLE ACCOUNT
Statements of Assets and Liabilities
December 31, 2006
(Dollars in thousands)

ING
	ING	MarketStyle	ING		ING Marsico
	MarketStyle	Moderate	MarketStyle	ING Marsico	International
	Growth	Growth	Moderate	Growth	Opportunities
	Portfolio -	Portfolio -	Portfolio -	Portfolio -	Portfolio -
	Institutional	Institutional	Institutional	Institutional	Institutional
	Class	Class	Class	Class	Class

Assets
Investments in mutual funds
at fair value	$ 458	$ 228	$ 266	$ 5,393	$ 34,862
Total assets	458	228	266	5,393	34,862

Liabilities
Payable to related parties	-	-	-	-	-

Total liabilities	-	-	-	-	-

Net assets	$ 458	$ 228	$ 266	$ 5,393	$ 34,862

Total number of mutual fund shares	39,446	20,017	23,825	322,365	2,275,616

Cost of mutual fund shares	$ 419	$ 214	$ 252	$ 4,826	$ 26,285

The accompanying notes are an integral part of these financial statements.

9

RELIASTAR LIFE INSURANCE COMPANY SELECT*LIFE VARIABLE ACCOUNT Statements of Assets and Liabilities December 31, 2006 (Dollars in thousands)

ING
	ING MFS Total	ING MFS		Oppenheimer
	Return	Utilities	ING MFS	Main Street	ING Pioneer
	Portfolio -	Portfolio -	Utilities	Portfolio® -	Fund Portfolio -
	Institutional	Institutional	Portfolio -	Institutional	Institutional
	Class	Class	Service Class	Class	Class

Assets
Investments in mutual funds
at fair value	$ 3,300	$ 2,547	$ 1,955	$ 455	$ 244
Total assets	3,300	2,547	1,955	455	244

Liabilities
Payable to related parties	-	-	-	-	-

Total liabilities	-	-	-	-	-

Net assets	$ 3,300	$ 2,547	$ 1,955	$ 455	$ 244

Total number of mutual fund shares	173,431	174,434	134,294	22,931	18,906

Cost of mutual fund shares	$ 3,136	$ 2,093	$ 1,659	$ 426	$ 230

The accompanying notes are an integral part of these financial statements.

10

RELIASTAR LIFE INSURANCE COMPANY SELECT*LIFE VARIABLE ACCOUNT Statements of Assets and Liabilities December 31, 2006 (Dollars in thousands)

			ING T. Rowe	ING T. Rowe
	ING Pioneer		Price Capital	Price Equity
	Mid Cap Value	ING Stock	Appreciation	Income	ING UBS U.S.
	Portfolio -	Index Portfolio	Portfolio -	Portfolio -	Allocation
	Institutional	- Institutional	Institutional	Institutional	Portfolio -
	Class	Class	Class	Class	Service Class

Assets
Investments in mutual funds
at fair value	$ 6,611	$ 97,438	$ 39,681	$ 10,431	$ 32
Total assets	6,611	97,438	39,681	10,431	32

Liabilities
Payable to related parties	-	-	-	-	-

Total liabilities	-	-	-	-	-

Net assets	$ 6,611	$ 97,438	$ 39,681	$ 10,431	$ 32

Total number of mutual fund shares	535,332	7,582,712	1,489,542	672,112	2,875

Cost of mutual fund shares	$ 5,796	$ 78,692	$ 34,743	$ 9,225	$ 29

The accompanying notes are an integral part of these financial statements.

11

RELIASTAR LIFE INSURANCE COMPANY SELECT*LIFE VARIABLE ACCOUNT Statements of Assets and Liabilities December 31, 2006 (Dollars in thousands)

	ING Van	ING Van			ING Wells
	Kampen Equity	Kampen	ING Van	ING VP Index	Fargo Small
	Growth	Growth and	Kampen Real	Plus	Cap Disciplined
	Portfolio -	Income	Estate Portfolio	International	Portfolio -
	Institutional	Portfolio -	- Institutional Equity Portfolio		Institutional
	Class	Service Class	Class	- Service Class	Class

Assets
Investments in mutual funds
at fair value	$ 19,686	$ 16,308	$ 9,468	$ 10,710	$ 10,877
Total assets	19,686	16,308	9,468	10,710	10,877

Liabilities
Payable to related parties	-	-	-	-	-

Total liabilities	-	-	-	-	-

Net assets	$ 19,686	$ 16,308	$ 9,468	$ 10,710	$ 10,877

Total number of mutual fund shares	1,648,720	576,855	242,395	818,203	954,094

Cost of mutual fund shares	$ 16,437	$ 16,232	$ 6,995	$ 10,084	$ 10,541

The accompanying notes are an integral part of these financial statements.

12

RELIASTAR LIFE INSURANCE COMPANY SELECT*LIFE VARIABLE ACCOUNT Statements of Assets and Liabilities December 31, 2006 (Dollars in thousands)

	ING American		ING American	ING Baron	ING Columbia
	Century Large	ING American	Century Small-	Small Cap	Small Cap
	Company Value	Century Select	Mid Cap Value	Growth	Value II
	Portfolio -	Portfolio -	Portfolio -	Portfolio -	Portfolio -
	Initial Class	Initial Class	Initial Class	Initial Class	Initial Class

Assets
Investments in mutual funds
at fair value	$ 556	$ 912	$ 886	$ 4,438	$ 4,467
Total assets	556	912	886	4,438	4,467

Liabilities
Payable to related parties	-	-	-	-	-

Total liabilities	-	-	-	-	-

Net assets	$ 556	$ 912	$ 886	$ 4,438	$ 4,467

Total number of mutual fund shares	34,698	99,517	65,214	239,265	439,186

Cost of mutual fund shares	$ 490	$ 863	$ 815	$ 4,011	$ 4,344

The accompanying notes are an integral part of these financial statements.

13

RELIASTAR LIFE INSURANCE COMPANY SELECT*LIFE VARIABLE ACCOUNT Statements of Assets and Liabilities December 31, 2006 (Dollars in thousands)

			ING Legg	ING Lord
	ING		Mason Partners	Abbett U.S.	ING Neuberger
	Fundamental	ING JPMorgan	Aggressive	Government	Berman
	Research	Mid Cap Value	Growth	Securities	Partners
	Portfolio -	Portfolio -	Portfolio -	Portfolio -	Portfolio -
	Initial Class	Initial Class	Initial Class	Initial Class	Initial Class

Assets
Investments in mutual funds
at fair value	$ 2,239	$ 9,804	$ 320	$ 56	$ 37
Total assets	2,239	9,804	320	56	37

Liabilities
Payable to related parties	-	-	-	-	-

Total liabilities	-	-	-	-	-

Net assets	$ 2,239	$ 9,804	$ 320	$ 56	$ 37

Total number of mutual fund shares	222,973	602,922	6,521	5,637	3,380

Cost of mutual fund shares	$ 2,053	$ 8,650	$ 281	$ 57	$ 33

The accompanying notes are an integral part of these financial statements.

14

RELIASTAR LIFE INSURANCE COMPANY SELECT*LIFE VARIABLE ACCOUNT Statements of Assets and Liabilities December 31, 2006 (Dollars in thousands)

			ING		ING T. Rowe
	ING Neuberger		Oppenheimer		Price
	Berman	ING	Strategic	ING PIMCO	Diversified Mid
	Regency	Oppenheimer	Income	Total Return	Cap Growth
	Portfolio -	Global Portfolio	Portfolio -	Portfolio -	Portfolio -
	Initial Class	- Initial Class	Service Class	Initial Class	Initial Class

Assets
Investments in mutual funds
at fair value	$ 40	$ 57,700	$ 2,338	$ 5,737	$ 70,799
Total assets	40	57,700	2,338	5,737	70,799

Liabilities
Payable to related parties	-	-	-	-	-

Total liabilities	-	-	-	-	-

Net assets	$ 40	$ 57,700	$ 2,338	$ 5,737	$ 70,799

Total number of mutual fund shares	3,785	3,459,253	216,472	514,045	7,678,888

Cost of mutual fund shares	$ 37	$ 43,097	$ 2,223	$ 5,646	$ 60,937

The accompanying notes are an integral part of these financial statements.

15

RELIASTAR LIFE INSURANCE COMPANY SELECT*LIFE VARIABLE ACCOUNT Statements of Assets and Liabilities December 31, 2006 (Dollars in thousands)

				ING VP	ING VP
		ING Van	ING Van	Strategic	Strategic
	ING UBS U.S.	Kampen	Kampen Equity	Allocation	Allocation
	Large Cap	Comstock	and Income	Conservative	Growth
	Equity Portfolio	Portfolio -	Portfolio -	Portfolio - Class	Portfolio - Class
	- Initial Class	Initial Class	Initial Class	I	I

Assets
Investments in mutual funds
at fair value	$ 7,204	$ 9,506	$ 1,862	$ 72	$ 1,833
Total assets	7,204	9,506	1,862	72	1,833

Liabilities
Payable to related parties	-	-	-	-	-

Total liabilities	-	-	-	-	-

Net assets	$ 7,204	$ 9,506	$ 1,862	$ 72	$ 1,833

Total number of mutual fund shares	682,211	711,026	48,397	5,299	107,473

Cost of mutual fund shares	$ 6,104	$ 8,547	$ 1,730	$ 70	$ 1,678

The accompanying notes are an integral part of these financial statements.

16

RELIASTAR LIFE INSURANCE COMPANY SELECT*LIFE VARIABLE ACCOUNT Statements of Assets and Liabilities December 31, 2006 (Dollars in thousands)

ING VP
Strategic
	Allocation	ING VP Index	ING VP Index	ING VP Index	ING VP Value
	Moderate	Plus LargeCap	Plus MidCap	Plus SmallCap	Opportunity
	Portfolio - Class	Portfolio - Class	Portfolio - Class	Portfolio - Class	Portfolio - Class
	I	I	I	I	I

Assets
Investments in mutual funds
at fair value	$ 930	$ 2,578	$ 14,578	$ 14,007	$ 2,092
Total assets	930	2,578	14,578	14,007	2,092

Liabilities
Payable to related parties	-	-	-	-	-

Total liabilities	-	-	-	-	-

Net assets	$ 930	$ 2,578	$ 14,578	$ 14,007	$ 2,092

Total number of mutual fund shares	60,681	147,500	771,722	778,572	132,054

Cost of mutual fund shares	$ 876	$ 2,222	$ 13,930	$ 12,885	$ 1,839

The accompanying notes are an integral part of these financial statements.

17

RELIASTAR LIFE INSURANCE COMPANY SELECT*LIFE VARIABLE ACCOUNT Statements of Assets and Liabilities December 31, 2006 (Dollars in thousands)

			ING VP		ING VP
	ING VP High	ING VP	MidCap		SmallCap
	Yield Bond	International	Opportunities	ING VP Real	Opportunities
	Portfolio - Class	Value Portfolio	Portfolio - Class	Estate Portfolio	Portfolio - Class
	I	- Class I	I	- Class S	I

Assets
Investments in mutual funds
at fair value	$ 23,182	$ 31,100	$ 17,509	$ 4,439	$ 21,566

Total assets	23,182	31,100	17,509	4,439	21,566

Liabilities
Payable to related parties	-	-	-	-	-

Total liabilities	-	-	-	-	-

Net assets	$ 23,182	$ 31,100	$ 17,509	$ 4,439	$ 21,566

Total number of mutual fund shares	7,465,054	2,037,979	2,145,677	226,504	1,079,942

Cost of mutual fund shares	$ 22,404	$ 23,375	$ 13,959	$ 3,929	$ 15,175

The accompanying notes are an integral part of these financial statements.

18

RELIASTAR LIFE INSURANCE COMPANY SELECT*LIFE VARIABLE ACCOUNT

Statements of Assets and Liabilities December 31, 2006

(Dollars in thousands)

Neuberger
Berman AMT
	ING VP	ING VP	Socially
	Balanced	Intermediate	Responsive
	Portfolio - Class	Bond Portfolio -	Portfolio® -
	I	Class I	Class I

Assets
Investments in mutual funds
at fair value	$ 12,161	$ 6,189	$ 1,685
Total assets	12,161	6,189	1,685

Liabilities
Payable to related parties	-	-	-

Total liabilities	-	-	-

Net assets	$ 12,161	$ 6,189	$ 1,685

Total number of mutual fund shares	830,070	477,576	100,853

Cost of mutual fund shares	$ 11,483	$ 6,337	$ 1,205

The accompanying notes are an integral part of these financial statements.

19

RELIASTAR LIFE INSURANCE COMPANY SELECT*LIFE VARIABLE ACCOUNT Statements of Operations For the year ended December 31, 2006 (Dollars in thousands)

			American	American
		American	Funds	Funds
	AIM V.I.	Funds	Insurance	Insurance	Fidelity® VIP
	Demographic	Insurance	Series® Growth	Series®	Equity-Income
	Trends Fund -	Series® Growth	Income Fund -	International	Portfolio -
	Series I Shares	Fund - Class 2	Class 2	Fund - Class 2	Initial Class

Net investment income (loss)
Income:
Dividends	$ -	$ 416	$ 539	$ 605	$ 3,943

Total investment income	-	416	539	605	3,943
Expenses:
Mortality, expense risk
and other charges	13	330	216	229	811
Total expenses	13	330	216	229	811
Net investment income (loss)	(13)	86	323	376	3,132

Realized and unrealized gain (loss)
on investments
Net realized gain (loss) on investments	1,434	485	217	457	3,664
Capital gains distributions	-	295	724	302	14,303

Total realized gain (loss) on investments
and capital gains distributions	1,434	780	941	759	17,967
Net unrealized appreciation
(depreciation) of investments	(987)	3,533	3,008	4,501	36

Net realized and unrealized gain (loss)
on investments	447	4,313	3,949	5,260	18,003
Net increase (decrease) in net assets
resulting from operations	$ 434	$ 4,399	$ 4,272	$ 5,636	$ 21,135

The accompanying notes are an integral part of these financial statements.

20

RELIASTAR LIFE INSURANCE COMPANY SELECT*LIFE VARIABLE ACCOUNT Statements of Operations For the year ended December 31, 2006 (Dollars in thousands)

				Fidelity® VIP
	Fidelity® VIP	Fidelity® VIP	Fidelity® VIP	Asset	Fidelity® VIP
	Growth	High Income	Overseas	ManagerSM	Contrafund®
	Portfolio -	Portfolio -	Portfolio -	Portfolio -	Portfolio -
	Initial Class	Initial Class	Initial Class	Initial Class	Initial Class

Net investment income (loss)
Income:
Dividends	$ 429	$ 14	$ 87	$ 340	$ 1,619
Total investment income	429	14	87	340	1,619
Expenses:
Mortality, expense risk
and other charges	257	41	21	28	874
Total expenses	257	41	21	28	874
Net investment income (loss)	172	(27)	66	312	745

Realized and unrealized gain (loss)
on investments
Net realized gain (loss) on investments	25,329	(454)	4,231	1,156	3,731
Capital gains distributions	-	-	60	-	10,390

Total realized gain (loss) on investments
and capital gains distributions	25,329	(454)	4,291	1,156	14,121
Net unrealized appreciation
(depreciation) of investments	(20,455)	1,000	(3,327)	(981)	(1,919)

Net realized and unrealized gain (loss)
on investments	4,874	546	964	175	12,202
Net increase (decrease) in net assets
resulting from operations	$ 5,046	$ 519	$ 1,030	$ 487	$ 12,947

The accompanying notes are an integral part of these financial statements.

21

RELIASTAR LIFE INSURANCE COMPANY SELECT*LIFE VARIABLE ACCOUNT Statements of Operations For the year ended December 31, 2006 (Dollars in thousands)

				ING BlackRock
		Fidelity® VIP	ING	Large Cap	ING BlackRock
	Fidelity® VIP	Investment	AllianceBernstein	Growth	Large Cap
	Index 500	Grade Bond	Mid Cap Growth	Portfolio -	Growth
	Portfolio -	Portfolio -	Portfolio -	Institutional	Portfolio -
	Initial Class	Initial Class	Institutional Class	Class	Service Class

Net investment income (loss)
Income:
Dividends	$ 124	$ 863	$ -	$ -	$ -

Total investment income	124	863	-	-	-
Expenses:
Mortality, expense risk
and other charges	47	121	9	-	1

Total expenses	47	121	9	-	1

Net investment income (loss)	77	742	(9)	-	(1)

Realized and unrealized gain (loss)
on investments
Net realized gain (loss) on investments	474	(440)	(47)	(2)	3
Capital gains distributions	-	52	214	16	-

Total realized gain (loss) on investments
and capital gains distributions	474	(388)	167	14	3
Net unrealized appreciation
(depreciation) of investments	254	279	(213)	-	(2)

Net realized and unrealized gain (loss)
on investments	728	(109)	(46)	14	1

Net increase (decrease) in net assets
resulting from operations	$ 805	$ 633	$ (55)	$ 14	$ -

The accompanying notes are an integral part of these financial statements.

22

RELIASTAR LIFE INSURANCE COMPANY SELECT*LIFE VARIABLE ACCOUNT Statements of Operations For the year ended December 31, 2006 (Dollars in thousands)

	ING BlackRock	ING Evergreen		ING Evergreen	ING FMRSM
	Large Cap	Health Sciences	ING Evergreen	Omega	Diversified Mid
	Value Portfolio	Portfolio -	Health Sciences	Portfolio -	Cap Portfolio -
	- Institutional	Institutional	Portfolio -	Institutional	Institutional
	Class	Class	Service Class	Class	Class

Net investment income (loss)
Income:
Dividends	$ 98	$ -	$ -	$ -	$ -

Total investment income	98	-	-	-	-
Expenses:
Mortality, expense risk
and other charges	94	113	(86)	732	14

Total expenses	94	113	(86)	732	14

Net investment income (loss)	4	(113)	86	(732)	(14)

Realized and unrealized gain (loss)
on investments
Net realized gain (loss) on investments	376	(2)	29	429	(78)
Capital gains distributions	311	-	-	-	291

Total realized gain (loss) on investments
and capital gains distributions	687	(2)	29	429	213
Net unrealized appreciation
(depreciation) of investments	1,119	79	(5)	5,760	(212)

Net realized and unrealized gain (loss)
on investments	1,806	77	24	6,189	1
Net increase (decrease) in net assets
resulting from operations	$ 1,810	$ (36)	$ 110	$ 5,457	$ (13)

The accompanying notes are an integral part of these financial statements.

23

RELIASTAR LIFE INSURANCE COMPANY SELECT*LIFE VARIABLE ACCOUNT Statements of Operations For the year ended December 31, 2006 (Dollars in thousands)

		ING FMRSM	ING FMRSM
		Large Cap	Mid Cap	ING Global
	ING FMRSM	Growth	Growth	Resources	ING
	Diversified Mid	Portfolio -	Portfolio -	Portfolio -	International
	Cap Portfolio -	Institutional	Institutional	Institutional	Portfolio -
	Service Class	Class	Class	Class	Service Class

Net investment income (loss)
Income:
Dividends	$ -	$ 3	$ -	$ 24	$ 15

Total investment income	-	3	-	24	15
Expenses:
Mortality, expense risk
and other charges	3	748	16	51	5
Total expenses	3	748	16	51	5

Net investment income (loss)	(3)	(745)	(16)	(27)	10

Realized and unrealized gain (loss)
on investments
Net realized gain (loss) on investments	181	(74)	133	364	20
Capital gains distributions	-	110	-	940	122

Total realized gain (loss) on investments
and capital gains distributions	181	36	133	1,304	142
Net unrealized appreciation
(depreciation) of investments	(6)	854	(58)	(132)	3

Net realized and unrealized gain (loss)
on investments	175	890	75	1,172	145
Net increase (decrease) in net assets
resulting from operations	$ 172	$ 145	$ 59	$ 1,145	$ 155

The accompanying notes are an integral part of these financial statements.

24

RELIASTAR LIFE INSURANCE COMPANY SELECT*LIFE VARIABLE ACCOUNT Statements of Operations For the year ended December 31, 2006 (Dollars in thousands)

	ING JPMorgan		ING JPMorgan
	Emerging	ING JPMorgan	Value	ING Julius Baer	ING Legg
	Markets Equity	Small Cap Core	Opportunities	Foreign	Mason Value
	Portfolio -	Equity Portfolio	Portfolio -	Portfolio -	Portfolio -
	Institutional	- Institutional	Institutional	Institutional	Institutional
	Class	Class	Class	Class	Class

Net investment income (loss)
Income:
Dividends	$ 2	$ 25	$ 312	$ -	$ -

Total investment income	2	25	312	-	-
Expenses:
Mortality, expense risk
and other charges	3	253	284	48	36
Total expenses	3	253	284	48	36
Net investment income (loss)	(1)	(228)	28	(48)	(36)

Realized and unrealized gain (loss)
on investments
Net realized gain (loss) on investments	(9)	780	396	141	116
Capital gains distributions	4	934	495	1	16
Total realized gain (loss) on investments
and capital gains distributions	(5)	1,714	891	142	132
Net unrealized appreciation
(depreciation) of investments	252	4,159	6,712	1,624	215
Net realized and unrealized gain (loss)
on investments	247	5,873	7,603	1,766	347
Net increase (decrease) in net assets
resulting from operations	$ 246	$ 5,645	$ 7,631	$ 1,718	$ 311

The accompanying notes are an integral part of these financial statements.

25

RELIASTAR LIFE INSURANCE COMPANY SELECT*LIFE VARIABLE ACCOUNT Statements of Operations For the year ended December 31, 2006 (Dollars in thousands)

	ING LifeStyle		ING LifeStyle
	Aggressive	ING LifeStyle	Moderate	ING LifeStyle
	Growth	Growth	Growth	Moderate	ING Limited
	Portfolio -	Portfolio -	Portfolio -	Portfolio -	Maturity Bond
	Institutional	Institutional	Institutional	Institutional	Portfolio -
	Class	Class	Class	Class	Service Class

Net investment income (loss)
Income:
Dividends	$ 2	$ 6	$ 6	$ 4	$ 521
Total investment income	2	6	6	4	521
Expenses:
Mortality, expense risk
and other charges	7	18	6	1	63
Total expenses	7	18	6	1	63
Net investment income (loss)	(5)	(12)	-	3	458

Realized and unrealized gain (loss)
on investments
Net realized gain (loss) on investments	-	(8)	1	19	(23)
Capital gains distributions	34	25	11	6	-

Total realized gain (loss) on investments
and capital gains distributions	34	17	12	25	(23)
Net unrealized appreciation
(depreciation) of investments	209	516	154	20	(49)

Net realized and unrealized gain (loss)
on investments	243	533	166	45	(72)

Net increase (decrease) in net assets
resulting from operations	$ 238	$ 521	$ 166	$ 48	$ 386

The accompanying notes are an integral part of these financial statements.

26

RELIASTAR LIFE INSURANCE COMPANY SELECT*LIFE VARIABLE ACCOUNT Statements of Operations For the year ended December 31, 2006 (Dollars in thousands)

					ING
		ING Lord		ING	MarketStyle
		Abbett		MarketStyle	Moderate
	ING Liquid	Affiliated	ING MarketPro	Growth	Growth
	Assets Portfolio	Portfolio -	Portfolio -	Portfolio -	Portfolio -
	- Institutional	Institutional	Institutional	Institutional	Institutional
	Class	Class	Class	Class	Class

Net investment income (loss)
Income:
Dividends	$ 2,471	$ 3	$ -	$ -	$ -

Total investment income	2,471	3	-	-	-
Expenses:
Mortality, expense risk
and other charges	349	2	-	1	1

Total expenses	349	2	-	1	1

Net investment income (loss)	2,122	1	-	(1)	(1)

Realized and unrealized gain (loss)
on investments
Net realized gain (loss) on investments	-	20	-	(3)	7
Capital gains distributions	-	20	-	-	-

Total realized gain (loss) on investments
and capital gains distributions	-	40	-	(3)	7
Net unrealized appreciation
(depreciation) of investments	-	(14)	3	39	14

Net realized and unrealized gain (loss)
on investments	-	26	3	36	21

Net increase (decrease) in net assets
resulting from operations	$ 2,122	$ 27	$ 3	$ 35	$ 20

The accompanying notes are an integral part of these financial statements.

27

RELIASTAR LIFE INSURANCE COMPANY SELECT*LIFE VARIABLE ACCOUNT Statements of Operations For the year ended December 31, 2006 (Dollars in thousands)

	ING		ING Marsico
	MarketStyle	ING Marsico	International	ING MFS Total	ING MFS
	Moderate	Growth	Opportunities	Return	Utilities
	Portfolio -	Portfolio -	Portfolio -	Portfolio -	Portfolio -
	Institutional	Institutional	Institutional	Institutional	Institutional
	Class	Class	Class	Class	Class

Net investment income (loss)
Income:
Dividends	$ 1	$ -	$ 26	$ 55	$ 3

Total investment income	1	-	26	55	3
Expenses:
Mortality, expense risk
and other charges	1	33	218	16	13
Total expenses	1	33	218	16	13
Net investment income (loss)	-	(33)	(192)	39	(10)

Realized and unrealized gain (loss)
on investments
Net realized gain (loss) on investments	(1)	122	1,070	(7)	36
Capital gains distributions	-	-	96	94	8

Total realized gain (loss) on investments
and capital gains distributions	(1)	122	1,166	87	44
Net unrealized appreciation
(depreciation) of investments	14	128	5,894	206	497
Net realized and unrealized gain (loss)
on investments	13	250	7,060	293	541
Net increase (decrease) in net assets
resulting from operations	$ 13	$ 217	$ 6,868	$ 332	$ 531

The accompanying notes are an integral part of these financial statements.

28

RELIASTAR LIFE INSURANCE COMPANY SELECT*LIFE VARIABLE ACCOUNT Statements of Operations For the year ended December 31, 2006 (Dollars in thousands)

		ING
		Oppenheimer			ING Pioneer
	ING MFS	Main Street	ING Pioneer		Mid Cap Value
	Utilities	Portfolio® -	Fund Portfolio -	ING Pioneer	Portfolio -
	Portfolio -	Institutional	Institutional	Fund Portfolio -	Institutional
	Service Class	Class	Class	Service Class	Class

Net investment income (loss)
Income:
Dividends	$ 1	$ 4	$ -	$ -	$ 17

Total investment income	1	4	-	-	17
Expenses:
Mortality, expense risk
and other charges	5	1	-	1	36

Total expenses	5	1	-	1	36

Net investment income (loss)	(4)	3	-	(1)	(19)

Realized and unrealized gain (loss)
on investments
Net realized gain (loss) on investments	15	5	(1)	2	43
Capital gains distributions	4	-	-	-	15

Total realized gain (loss) on investments
and capital gains distributions	19	5	(1)	2	58
Net unrealized appreciation
(depreciation) of investments	300	26	14	(1)	642

Net realized and unrealized gain (loss)
on investments	319	31	13	1	700
Net increase (decrease) in net assets
resulting from operations	$ 315	$ 34	$ 13	$ -	$ 681

The accompanying notes are an integral part of these financial statements.

29

RELIASTAR LIFE INSURANCE COMPANY SELECT*LIFE VARIABLE ACCOUNT Statements of Operations For the year ended December 31, 2006 (Dollars in thousands)

		ING T. Rowe	ING T. Rowe		ING Van
		Price Capital	Price Equity		Kampen Equity
	ING Stock	Appreciation	Income	ING UBS U.S.	Growth
	Index Portfolio	Portfolio -	Portfolio -	Allocation	Portfolio -
	- Institutional	Institutional	Institutional	Portfolio -	Institutional
	Class	Class	Class	Service Class	Class

Net investment income (loss)
Income:
Dividends	$ 1,482	$ 511	$ 134	$ -	$ -

Total investment income	1,482	511	134	-	-
Expenses:
Mortality, expense risk
and other charges	630	217	56	-	128

Total expenses	630	217	56	-	128

Net investment income (loss)	852	294	78	-	(128)

Realized and unrealized gain (loss)
on investments
Net realized gain (loss) on investments	1,270	771	58	1	573
Capital gains distributions	727	2,116	356	-	714

Total realized gain (loss) on investments
and capital gains distributions	1,997	2,887	414	1	1,287
Net unrealized appreciation
(depreciation) of investments	9,995	1,444	1,039	2	(546)

Net realized and unrealized gain (loss)
on investments	11,992	4,331	1,453	3	741
Net increase (decrease) in net assets
resulting from operations	$ 12,844	$ 4,625	$ 1,531	$ 3	$ 613

The accompanying notes are an integral part of these financial statements.

30

RELIASTAR LIFE INSURANCE COMPANY SELECT*LIFE VARIABLE ACCOUNT Statements of Operations For the year ended December 31, 2006 (Dollars in thousands)

	ING Van			ING Wells
	Kampen	ING Van	ING VP Index	Fargo Small	ING American
	Growth and	Kampen Real	Plus	Cap Disciplined	Century Large
	Income	Estate Portfolio	International	Portfolio -	Company Value
	Portfolio -	- Institutional	Equity Portfolio	Institutional	Portfolio -
	Service Class	Class	- Service Class	Class	Initial Class

Net investment income (loss)
Income:
Dividends	$ 174	$ 134	$ 103	$ 46	$ 5
Total investment income	174	134	103	46	5
Expenses:
Mortality, expense risk
and other charges	71	55	42	42	4
Total expenses	71	55	42	42	4
Net investment income (loss)	103	79	61	4	1

Realized and unrealized gain (loss)
on investments
Net realized gain (loss) on investments	5	965	(1)	(20)	6
Capital gains distributions	1,294	702	229	206	26
Total realized gain (loss) on investments
and capital gains distributions	1,299	1,667	228	186	32
Net unrealized appreciation
(depreciation) of investments	50	1,165	626	336	57
Net realized and unrealized gain (loss)
on investments	1,349	2,832	854	522	89
Net increase (decrease) in net assets
resulting from operations	$ 1,452	$ 2,911	$ 915	$ 526	$ 90

The accompanying notes are an integral part of these financial statements.

31

RELIASTAR LIFE INSURANCE COMPANY SELECT*LIFE VARIABLE ACCOUNT Statements of Operations For the year ended December 31, 2006 (Dollars in thousands)

		ING American	ING Baron	ING Columbia	ING
	ING American	Century Small-	Small Cap	Small Cap	Fundamental
	Century Select	Mid Cap Value	Growth	Value II	Research
	Portfolio -	Portfolio -	Portfolio -	Portfolio -	Portfolio -
	Initial Class	Initial Class	Initial Class	Initial Class	Initial Class

Net investment income (loss)
Income:
Dividends	$ 13	$ -	$ -	$ -	$ 7

Total investment income	13	-	-	-	7
Expenses:
Mortality, expense risk
and other charges	8	7	22	18	16
Total expenses	8	7	22	18	16
Net investment income (loss)	5	(7)	(22)	(18)	(9)

Realized and unrealized gain (loss)
on investments
Net realized gain (loss) on investments	9	(10)	62	(21)	11
Capital gains distributions	-	2	33	-	35

Total realized gain (loss) on investments
and capital gains distributions	9	(8)	95	(21)	46
Net unrealized appreciation
(depreciation) of investments	(49)	135	375	123	215

Net realized and unrealized gain (loss)
on investments	(40)	127	470	102	261

Net increase (decrease) in net assets
resulting from operations	$ (35)	$ 120	$ 448	$ 84	$ 252

The accompanying notes are an integral part of these financial statements.

32

RELIASTAR LIFE INSURANCE COMPANY SELECT*LIFE VARIABLE ACCOUNT Statements of Operations For the year ended December 31, 2006 (Dollars in thousands)

		ING Legg	ING Lord
		Mason Partners	Abbett U.S.	ING Neuberger	ING Neuberger
	ING JPMorgan	Aggressive	Government	Berman	Berman
	Mid Cap Value	Growth	Securities	Partners	Regency
	Portfolio -	Portfolio -	Portfolio -	Portfolio -	Portfolio -
	Initial Class	Initial Class	Initial Class	Initial Class	Initial Class

Net investment income (loss)
Income:
Dividends	$ 1	$ -	$ 2	$ -	$ -

Total investment income	1	-	2	-	-
Expenses:
Mortality, expense risk
and other charges	54	2	-	-	-

Total expenses	54	2	-	-	-

Net investment income (loss)	(53)	(2)	2	-	-

Realized and unrealized gain (loss)
on investments
Net realized gain (loss) on investments	178	31	3	-	-
Capital gains distributions	59	-	-	-	-

Total realized gain (loss) on investments
and capital gains distributions	237	31	3	-	-
Net unrealized appreciation
(depreciation) of investments	1,054	1	(1)	4	3

Net realized and unrealized gain (loss)
on investments	1,291	32	2	4	3
Net increase (decrease) in net assets
resulting from operations	$ 1,238	$ 30	$ 4	$ 4	$ 3

The accompanying notes are an integral part of these financial statements.

33

RELIASTAR LIFE INSURANCE COMPANY SELECT*LIFE VARIABLE ACCOUNT Statements of Operations For the year ended December 31, 2006 (Dollars in thousands)

		ING		ING T. Rowe
		Oppenheimer		Price
	ING	Strategic	ING PIMCO	Diversified Mid	ING UBS U.S.
	Oppenheimer	Income	Total Return	Cap Growth	Large Cap
	Global Portfolio	Portfolio -	Portfolio -	Portfolio -	Equity Portfolio
	- Initial Class	Service Class	Initial Class	Initial Class	- Initial Class

Net investment income (loss)
Income:
Dividends	$ 37	$ 2	$ 89	$ -	$ 53

Total investment income	37	2	89	-	53
Expenses:
Mortality, expense risk
and other charges	363	9	29	452	41
Total expenses	363	9	29	452	41
Net investment income (loss)	(326)	(7)	60	(452)	12

Realized and unrealized gain (loss)
on investments
Net realized gain (loss) on investments	1,032	4	(3)	1,329	60
Capital gains distributions	79	-	-	1,511	-

Total realized gain (loss) on investments
and capital gains distributions	1,111	4	(3)	2,840	60
Net unrealized appreciation
(depreciation) of investments	7,861	118	125	3,324	792
Net realized and unrealized gain (loss)
on investments	8,972	122	122	6,164	852

Net increase (decrease) in net assets
resulting from operations	$ 8,646	$ 115	$ 182	$ 5,712	$ 864

The accompanying notes are an integral part of these financial statements.

34

RELIASTAR LIFE INSURANCE COMPANY SELECT*LIFE VARIABLE ACCOUNT Statements of Operations For the year ended December 31, 2006 (Dollars in thousands)

			ING VP	ING VP	ING VP
	ING Van	ING Van	Strategic	Strategic	Strategic
	Kampen	Kampen Equity	Allocation	Allocation	Allocation
	Comstock	and Income	Conservative	Growth	Moderate
	Portfolio -	Portfolio -	Portfolio - Class	Portfolio - Class	Portfolio - Class
	Initial Class	Initial Class	I	I	I

Net investment income (loss)
Income:
Dividends	$ 83	$ 31	$ 4	$ 46	$ 30
Total investment income	83	31	4	46	30
Expenses:
Mortality, expense risk
and other charges	55	11	1	14	7
Total expenses	55	11	1	14	7
Net investment income (loss)	28	20	3	32	23

Realized and unrealized gain (loss)
on investments
Net realized gain (loss) on investments	278	29	1	130	30
Capital gains distributions	413	56	5	44	36
Total realized gain (loss) on investments
and capital gains distributions	691	85	6	174	66
Net unrealized appreciation
(depreciation) of investments	526	73	(1)	57	21

Net realized and unrealized gain (loss)
on investments	1,217	158	5	231	87
Net increase (decrease) in net assets
resulting from operations	$ 1,245	$ 178	$ 8	$ 263	$ 110

The accompanying notes are an integral part of these financial statements.

35

RELIASTAR LIFE INSURANCE COMPANY SELECT*LIFE VARIABLE ACCOUNT Statements of Operations For the year ended December 31, 2006 (Dollars in thousands)

	ING VP Index	ING VP Index	ING VP Index	ING VP Value	ING VP High
	Plus LargeCap	Plus MidCap	Plus SmallCap	Opportunity	Yield Bond
	Portfolio - Class	Portfolio - Class	Portfolio - Class	Portfolio - Class	Portfolio - Class
	I	I	I	I	I

Net investment income (loss)
Income:
Dividends	$ 20	$ 74	$ 44	$ 32	$ 1,165
Total investment income	20	74	44	32	1,165
Expenses:
Mortality, expense risk
and other charges	12	90	87	11	111
Total expenses	12	90	87	11	111
Net investment income (loss)	8	(16)	(43)	21	1,054

Realized and unrealized gain (loss)
on investments
Net realized gain (loss) on investments	76	195	185	29	(104)
Capital gains distributions	-	908	581	-	-

Total realized gain (loss) on investments
and capital gains distributions	76	1,103	766	29	(104)
Net unrealized appreciation
(depreciation) of investments	201	(63)	653	263	497

Net realized and unrealized gain (loss)
on investments	277	1,040	1,419	292	393
Net increase (decrease) in net assets
resulting from operations	$ 285	$ 1,024	$ 1,376	$ 313	$ 1,447

The accompanying notes are an integral part of these financial statements.

36

RELIASTAR LIFE INSURANCE COMPANY SELECT*LIFE VARIABLE ACCOUNT Statements of Operations For the year ended December 31, 2006 (Dollars in thousands)

		ING VP		ING VP
	ING VP	MidCap		SmallCap	ING VP
	International	Opportunities	ING VP Real	Opportunities	Balanced
	Value Portfolio	Portfolio - Class	Estate Portfolio	Portfolio - Class	Portfolio - Class
	- Class I	I	- Class S	I	I

Net investment income (loss)
Income:
Dividends	$ 755	$ -	$ 49	$ -	$ -

Total investment income	755	-	49	-	-
Expenses:
Mortality, expense risk
and other charges	206	116	15	136	54
Total expenses	206	116	15	136	54
Net investment income (loss)	549	(116)	34	(136)	(54)

Realized and unrealized gain (loss)
on investments
Net realized gain (loss) on investments	2,969	1,009	95	1,391	11
Capital gains distributions	1,590	-	66	-	-

Total realized gain (loss) on investments
and capital gains distributions	4,559	1,009	161	1,391	11
Net unrealized appreciation
(depreciation) of investments	2,698	476	480	1,192	678
Net realized and unrealized gain (loss)
on investments	7,257	1,485	641	2,583	689
Net increase (decrease) in net assets
resulting from operations	$ 7,806	$ 1,369	$ 675	$ 2,447	$ 635

The accompanying notes are an integral part of these financial statements.

37

RELIASTAR LIFE INSURANCE COMPANY SELECT*LIFE VARIABLE ACCOUNT Statements of Operations For the year ended December 31, 2006 (Dollars in thousands)

			Neuberger	Neuberger
		Neuberger	Berman AMT	Berman AMT
	ING VP	Berman AMT	Limited	Socially	Pioneer Small
	Intermediate	Growth	Maturity Bond	Responsive	Cap Value VCT
	Bond Portfolio -	Portfolio® -	Portfolio® -	Portfolio® -	Portfolio - Class
	Class I	Class I	Class I	Class I	I

Net investment income (loss)
Income:
Dividends	$ 246	$ -	$ -	$ 3	$ -

Total investment income	246	-	-	3	-
Expenses:
Mortality, expense risk
and other charges	37	1	28	8	8
Total expenses	37	1	28	8	8
Net investment income (loss)	209	(1)	(28)	(5)	(8)

Realized and unrealized gain (loss)
on investments
Net realized gain (loss) on investments	(48)	67	(653)	80	830
Capital gains distributions	-	-	-	20	-

Total realized gain (loss) on investments
and capital gains distributions	(48)	67	(653)	100	830
Net unrealized appreciation
(depreciation) of investments	38	(17)	763	102	(413)

Net realized and unrealized gain (loss)
on investments	(10)	50	110	202	417

Net increase (decrease) in net assets
resulting from operations	$ 199	$ 49	$ 82	$ 197	$ 409

The accompanying notes are an integral part of these financial statements.

38

RELIASTAR LIFE INSURANCE COMPANY SELECT*LIFE VARIABLE ACCOUNT

     Statements of Operations For the year ended December 31, 2006

(Dollars in thousands)

	Premier VIT	Putnam VT	Putnam VT
	OpCap	Diversified	Small Cap
	Managed	Income Fund -	Value Fund -
	Portfolio	Class IA Shares	Class IA Shares

Net investment income (loss)
Income:
Dividends	$ 236	$ 53	$ 1,056
Total investment income	236	53	1,056
Expenses:
Mortality, expense risk
and other charges	31	2	21
Total expenses	31	2	21
Net investment income (loss)	205	51	1,035

Realized and unrealized gain (loss)
on investments
Net realized gain (loss) on investments	1,176	(13)	1,952
Capital gains distributions	1,460	-	-

Total realized gain (loss) on investments
and capital gains distributions	2,636	(13)	1,952
Net unrealized appreciation
(depreciation) of investments	(2,319)	(34)	(1,866)

Net realized and unrealized gain (loss)
on investments	317	(47)	86

Net increase (decrease) in net assets
resulting from operations	$ 522	$ 4	$ 1,121

The accompanying notes are an integral part of these financial statements.

39

RELIASTAR LIFE INSURANCE COMPANY
SELECT*LIFE VARIABLE ACCOUNT
Statements of Changes in Net Assets
For the years ended December 31, 2006 and 2005
(Dollars in thousands)

		American	American Funds	American Funds
	AIM V.I.	Funds	Insurance	Insurance
	Demographic	Insurance	Series® Growth	Series®
	Trends Fund -	Series® Growth	Income Fund -	International
	Series I Shares	Fund - Class 2	Class 2	Fund - Class 2

Net assets at January 1, 2005	$ 6,730	$ 15,895	$ 12,154	$ 10,185

Increase (decrease) in net assets
Operations:
Net investment income (loss)	(40)	36	174	209
Total realized gain (loss) on investments
and capital gains distributions	641	367	256	108
Net unrealized appreciation (depreciation)
of investments	(281)	4,072	837	3,767

Net increase (decrease) in net assets from operations	320	4,475	1,267	4,084
Changes from principal transactions:
Premiums	1,069	7,463	6,283	3,590
Surrenders and withdrawals	(344)	(648)	(394)	(598)
Policy loans	(45)	(80)	(74)	(32)
Death benefits	(9)	(105)	(88)	(83)
Transfers between Divisions
(including fixed account), net	(1,248)	14,370	8,159	10,436
Policy charges	(468)	(1,918)	(1,441)	(1,240)

Increase (decrease) in net assets derived from
principal transactions	(1,045)	19,082	12,445	12,073

Total increase (decrease) in net assets	(725)	23,557	13,712	16,157

Net assets at December 31, 2005	6,005	39,452	25,866	26,342

Increase (decrease) in net assets
Operations:
Net investment income (loss)	(13)	86	323	376
Total realized gain (loss) on investments
and capital gains distributions	1,434	780	941	759
Net unrealized appreciation (depreciation)
of investments	(987)	3,533	3,008	4,501

Net increase (decrease) in net assets from operations	434	4,399	4,272	5,636
Changes from principal transactions:
Premiums	295	10,216	7,428	4,994
Surrenders and withdrawals	(73)	(1,606)	(1,112)	(1,136)
Policy loans	(3)	(456)	(143)	(290)
Death benefits	(2)	(41)	(45)	(18)
Transfers between Divisions
(including fixed account), net	(6,521)	6,746	3,681	6,915
Policy charges	(135)	(2,927)	(1,992)	(1,902)

Increase (decrease) in net assets derived from
principal transactions	(6,439)	11,932	7,817	8,563

Total increase (decrease) in net assets	(6,005)	16,331	12,089	14,199

Net assets at December 31, 2006	$ -	$ 55,783	$ 37,955	$ 40,541

The accompanying notes are an integral part of these financial statements.

40

RELIASTAR LIFE INSURANCE COMPANY
SELECT*LIFE VARIABLE ACCOUNT
Statements of Changes in Net Assets
For the years ended December 31, 2006 and 2005
(Dollars in thousands)

	Fidelity® VIP	Fidelity® VIP	Fidelity® VIP	Fidelity® VIP
	Equity-Income	Growth	High Income	Overseas
	Portfolio -	Portfolio -	Portfolio -	Portfolio -
	Initial Class	Initial Class	Initial Class	Initial Class

Net assets at January 1, 2005	$ 123,320	$ 122,198	$ 19,594	$ 9,726

Increase (decrease) in net assets
Operations:
Net investment income (loss)	1,081	(261)	2,541	(1)
Total realized gain (loss) on investments
and capital gains distributions	10,175	5,858	(27)	769
Net unrealized appreciation (depreciation)
of investments	(5,692)	(255)	(2,186)	769

Net increase (decrease) in net assets from operations	5,564	5,342	328	1,537
Changes from principal transactions:
Premiums	10,458	10,997	1,949	-
Surrenders and withdrawals	(7,460)	(8,549)	(1,032)	(593)
Policy loans	(1,224)	(1,496)	(151)	(136)
Death benefits	(408)	(442)	(111)	(18)
Transfers between Divisions
(including fixed account), net	(8,503)	(7,766)	(1,557)	(202)
Policy charges	(7,104)	(7,400)	(1,287)	(479)

Increase (decrease) in net assets derived from
principal transactions	(14,241)	(14,656)	(2,189)	(1,428)

Total increase (decrease) in net assets	(8,677)	(9,314)	(1,861)	109

Net assets at December 31, 2005	114,643	112,884	17,733	9,835

Increase (decrease) in net assets
Operations:
Net investment income (loss)	3,132	172	(27)	66
Total realized gain (loss) on investments
and capital gains distributions	17,967	25,329	(454)	4,291
Net unrealized appreciation (depreciation)
of investments	36	(20,455)	1,000	(3,327)

Net increase (decrease) in net assets from operations	21,135	5,046	519	1,030
Changes from principal transactions:
Premiums	9,731	3,234	592	-
Surrenders and withdrawals	(7,628)	(2,526)	(269)	(335)
Policy loans	(1,138)	(421)	(21)	(62)
Death benefits	(271)	(125)	(37)	(3)
Transfers between Divisions
(including fixed account), net	(3,231)	(115,805)	(18,121)	(10,305)
Policy charges	(6,736)	(2,287)	(396)	(160)

Increase (decrease) in net assets derived from
principal transactions	(9,273)	(117,930)	(18,252)	(10,865)

Total increase (decrease) in net assets	11,862	(112,884)	(17,733)	(9,835)

Net assets at December 31, 2006	$ 126,505	$ -	$ -	$ -

The accompanying notes are an integral part of these financial statements.

41

RELIASTAR LIFE INSURANCE COMPANY
SELECT*LIFE VARIABLE ACCOUNT
Statements of Changes in Net Assets
For the years ended December 31, 2006 and 2005
(Dollars in thousands)

	Fidelity® VIP			Fidelity® VIP
	Asset	Fidelity® VIP	Fidelity® VIP	Investment
	ManagerSM	Contrafund®	Index 500	Grade Bond
	Portfolio -	Portfolio -	Portfolio -	Portfolio -
	Initial Class	Initial Class	Initial Class	Initial Class

Net assets at January 1, 2005	$ 15,075	$ 104,212	$ 7,558	$ 23,360

Increase (decrease) in net assets
Operations:
Net investment income (loss)	285	(525)	73	687
Total realized gain (loss) on investments
and capital gains distributions	424	2,999	226	200
Net unrealized appreciation (depreciation)
of investments	(305)	14,316	(22)	(562)

Net increase (decrease) in net assets from operations	404	16,790	277	325
Changes from principal transactions:
Premiums	1	11,988	444	3,057
Surrenders and withdrawals	(932)	(6,547)	(369)	(1,848)
Policy loans	(100)	(1,176)	(45)	(218)
Death benefits	(77)	(227)	(40)	(103)
Transfers between Divisions
(including fixed account), net	(742)	1,846	(294)	(935)
Policy charges	(794)	(7,019)	(348)	(1,769)

Increase (decrease) in net assets derived from
principal transactions	(2,644)	(1,135)	(652)	(1,816)

Total increase (decrease) in net assets	(2,240)	15,655	(375)	(1,491)

Net assets at December 31, 2005	12,835	119,867	7,183	21,869

Increase (decrease) in net assets
Operations:
Net investment income (loss)	312	745	77	742
Total realized gain (loss) on investments
and capital gains distributions	1,156	14,121	474	(388)
Net unrealized appreciation (depreciation)
of investments	(981)	(1,919)	254	279

Net increase (decrease) in net assets from operations	487	12,947	805	633
Changes from principal transactions:
Premiums	-	12,686	128	828
Surrenders and withdrawals	(231)	(7,672)	(551)	(1,180)
Policy loans	(44)	(1,535)	(179)	(203)
Death benefits	(20)	(184)	(23)	(172)
Transfers between Divisions
(including fixed account), net	(12,790)	1,999	(1,923)	(3,242)
Policy charges	(237)	(7,257)	(279)	(1,406)

Increase (decrease) in net assets derived from
principal transactions	(13,322)	(1,963)	(2,827)	(5,375)

Total increase (decrease) in net assets	(12,835)	10,984	(2,022)	(4,742)

Net assets at December 31, 2006	$ -	$ 130,851	$ 5,161	$ 17,127

The accompanying notes are an integral part of these financial statements.

42

RELIASTAR LIFE INSURANCE COMPANY
SELECT*LIFE VARIABLE ACCOUNT
Statements of Changes in Net Assets
For the years ended December 31, 2006 and 2005
(Dollars in thousands)

	ING	ING BlackRock	ING BlackRock	ING BlackRock
	AllianceBernstein	Large Cap	Large Cap	Large Cap
	Mid Cap Growth	Growth Portfolio	Growth	Value Portfolio
	Portfolio -	- Institutional	Portfolio -	- Institutional
	Institutional Class	Class	Service Class	Class

Net assets at January 1, 2005	$ -	$ -	$ -	$ 12,271

Increase (decrease) in net assets
Operations:
Net investment income (loss)	(1)	-	-	(90)
Total realized gain (loss) on investments
and capital gains distributions	2	-	-	27
Net unrealized appreciation (depreciation)
of investments	27	-	2	603

Net increase (decrease) in net assets from operations	28	-	2	540
Changes from principal transactions:
Premiums	10	-	8	1,393
Surrenders and withdrawals	(1)	-	-	(607)
Policy loans	(1)	-	-	(76)
Death benefits	-	-	-	(57)
Transfers between Divisions
(including fixed account), net	1,000	-	39	70
Policy charges	(34)	-	(2)	(827)

Increase (decrease) in net assets derived from
principal transactions	974	-	45	(104)

Total increase (decrease) in net assets	1,002	-	47	436

Net assets at December 31, 2005	1,002	-	47	12,707

Increase (decrease) in net assets
Operations:
Net investment income (loss)	(9)	-	(1)	4
Total realized gain (loss) on investments
and capital gains distributions	167	14	3	687
Net unrealized appreciation (depreciation)
of investments	(213)	-	(2)	1,119

Net increase (decrease) in net assets from operations	(55)	14	-	1,810
Changes from principal transactions:
Premiums	204	-	69	421
Surrenders and withdrawals	(95)	-	-	(835)
Policy loans	(192)	-	(3)	(269)
Death benefits	(4)	-	-	(33)
Transfers between Divisions
(including fixed account), net	615	244	(102)	(1,229)
Policy charges	(122)	-	(11)	(774)

Increase (decrease) in net assets derived from
principal transactions	406	244	(47)	(2,719)

Total increase (decrease) in net assets	351	258	(47)	(909)

Net assets at December 31, 2006	$ 1,353	$ 258	$ -	$ 11,798

The accompanying notes are an integral part of these financial statements.

43

FINANCIAL STATEMENTS — STATUTORY BASIS ReliaStar Life Insurance Company Years ended December 31, 2006 and 2005 with Report of Independent Registered Public Accounting Firm

RELIASTAR LIFE INSURANCE COMPANY
Financial Statements Statutory Basis
Years ended December 31, 2006 and 2005

Contents

Report of Independent Registered Public Accounting Firm	1

Audited Financial Statements Statutory Basis

Balance Sheets Statutory Basis	3
Statements of Operations Statutory Basis	5
Statements of Changes in Capital and Surplus Statutory Basis	6
Statements of Cash Flows Statutory Basis	7
Notes to Financial Statements Statutory Basis	8

Report of Independent Registered Public Accounting Firm

Board of Directors and Stockholder ReliaStar Life Insurance Company

We have audited the accompanying statutory basis balance sheets of ReliaStar Life Insurance Company (the “Company,” an indirect wholly owned subsidiary of ING America Insurance Holdings, Inc.), as of December 31, 2006 and 2005, and the related statutory basis statements of operations, changes in capital and surplus, and cash flows for the years then ended. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Company’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As described in Note 1 to the financial statements, the Company presents its financial statements in conformity with accounting practices prescribed or permitted by the Minnesota Department of Commerce, Division of Insurance (“Minnesota Division of Insurance”), which practices differ from United States generally accepted accounting principles. The variances between such practices and United States generally accepted accounting principles and the effects on the accompanying financial statements are described in Note 1.

In our opinion, because of the effects of the matter described in the preceding paragraph, the financial statements referred to above do not present fairly, in conformity with United States generally accepted accounting principles, the financial position of ReliaStar Life Insurance Company at December 31, 2006 and 2005, or the results of its operations or its cash flows for the years then ended.

However, in our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of ReliaStar Life Insurance Company at December 31, 2006 and 2005, and the results of its operations and its cash flows for the years then ended, in conformity with accounting practices prescribed or permitted by the Minnesota Division of Insurance.

/s/ Ernst & Young LLP

Atlanta, Georgia March 30, 2007

RELIASTAR LIFE INSURANCE COMPANY
Balance Sheets - Statutory Basis

	December 31
	2006	2005

	(In Thousands)
Admitted assets
Cash and invested assets:
Bonds	$ 13,365,486	$ 13,443,308
Preferred stocks	129,773	52,473
Common stocks	3,045	808
Subsidiaries	330,204	286,170
Mortgage loans	2,134,551	2,216,503
Real estate:
Properties occupied by the Company	87,007	89,812
Properties held for the production of income	8,348	9,351
Contract loans	674,130	664,252
Other invested assets	596,303	393,768
Cash and short-term investments	341,241	182,231

Total cash and invested assets	17,670,088	17,338,676

Deferred and uncollected premiums, less loading (2006-$23,190; 2005-$14,095)	141,945	148,381
Accrued investment income	175,674	171,913
Reinsurance balances recoverable	186,164	153,332
Indebtedness from related parties	54,183	24,125
Net deferred tax asset	111,666	84,453
Separate account assets	3,688,327	4,078,427
Other assets	22,561	24,097

Total admitted assets	$ 22,050,608	$ 22,023,404

The accompanying notes are an integral part of these financial statements.

RELIASTAR LIFE INSURANCE COMPANY
Balance Sheets - Statutory Basis

	December 31
	2006	2005

	(In Thousands,
	except share amounts)
Liabilities and capital and surplus
Liabilities:
Policy and contract liabilities:
Life and annuity reserves	$ 12,715,529	$ 12,777,909
Accident and health reserves	1,234,942	1,179,674
Deposit type contracts	610,245	642,142
Policyholders’ funds	718	913
Dividends payable	14,186	12,555
Policy and contract claims	420,472	418,142

Total policy and contract liabilities	14,996,092	15,031,335

Interest maintenance reserve	6,818	43,755
Accounts payable and accrued expenses	161,300	155,581
Reinsurance balances	79,832	83,709
Current federal income taxes payable (including ($14,367) and
$1,527 on realized capital losses at December 31, 2006
and 2005, respectively)	24,638	33,863
Indebtedness to related parties	13,844	17,406
Contingency reserve	58,487	37,298
Asset valuation reserve	135,266	130,783
Borrowed money	566,540	573,175
Net transfers to separate accounts	(177,076)	(211,715)
Other liabilities	174,703	172,399
Separate account liabilities	3,686,705	4,075,675

Total liabilities	19,727,149	20,143,264

Capital and surplus:
Common stock: authorized 25,000,000 shares of $1.25 par value;
2,000,000 shares issued and outstanding	2,500	2,500
Preferred capital stock	100	100
Surplus note	100,000	100,000
Paid-in and contributed surplus	1,672,125	1,472,125
Unassigned surplus	548,834	305,515
Preferred capital stock, held in treasury	(100)	(100)

Total capital and surplus	2,323,459	1,880,140

Total liabilities and capital and surplus	$ 22,050,608	$ 22,023,404

The accompanying notes are an integral part of these financial statements.

RELIASTAR LIFE INSURANCE COMPANY
Statements of Operations - Statutory Basis

		Year ended December 31
	2006	2005

		(In Thousands)
Premiums and other revenues:
Life, annuity, and accident and health premiums	$ 3,038,520	$ 3,114,418
Considerations for supplementary contracts with life contingencies	1,765	2,400
Net investment income	946,258	932,511
Amortization of interest maintenance reserve	2,655	12,027
Commissions, expense allowances and reserve adjustments
on reinsurance ceded	100,541	61,228
Other revenue	168,885	161,776

Total premiums and other revenues	4,258,624	4,284,360

Benefits paid or provided:
Death benefits	1,039,020	900,400
Annuity benefits	114,877	120,306
Surrender benefits and withdrawals	2,209,109	1,926,257
Interest on policy or contract funds	9,920	19,507
Accident and health benefits	456,140	401,269
Other benefits	7,991	8,440
(Decrease) increase in life, annuity and accident and health reserves	(7,113)	355,324
Net transfers from separate accounts	(672,208)	(454,724)

Total benefits paid or provided	3,157,736	3,276,779

Insurance expenses and other deductions:
Commissions	310,088	309,210
General expenses	366,642	353,688
Insurance taxes, licenses and fees	47,773	48,873
Other deductions	127,813	1,092

Total insurance expenses and other deductions	852,316	712,863

Gain from operations before policyholder dividends, federal income
taxes and net realized capital losses	248,572	294,718

Dividends to policyholders	18,257	17,248

Gain from operations before federal income taxes
and net realized capital losses	230,315	277,470

Federal income tax expense	97,155	86,763

Gain from operations before net realized capital losses	133,160	190,707
Net realized capital losses	(3,660)	(8,193)

Net income	$ 129,500	$ 182,514

The accompanying notes are an integral part of these financial statements.

RELIASTAR LIFE INSURANCE COMPANY
Statements of Changes in Capital and Surplus - Statutory Basis

	Year ended December 31
	2006	2005

	(In Thousands)
Common stock:
Balance at beginning and end of year	$ 2,500	$ 2,500

Surplus note:
Balance at beginning and end of year	100,000	100,000

Paid-in and contributed surplus:
Balance at beginning of year	1,472,125	1,272,125
Capital contributions	200,000	200,000

Balance at end of year	1,672,125	1,472,125

Unassigned surplus:
Balance at beginning of year	305,515	163,867
Net income	129,500	182,514
Change in net unrealized capital gains (losses)	4,514	4,633
Change in nonadmitted assets	43,687	(48,593)
Change in liability for reinsurance in unauthorized companies	(2,022)	4,563
Change in asset valuation reserve	(4,483)	(3,557)
Change in reserve on account of change in valuation basis	-	717
Other changes in surplus in separate account statement	(1,128)	9,810
Change in net deferred income tax	11,857	(2,930)
Change in surplus as a result of reinsurance	94,908	(1,999)
Dividends to stockholder	(35,000)	-
Additional minimum pension liability	1,486	(3,510)

Balance at end of year	548,834	305,515

Total capital and surplus	$ 2,323,459	$ 1,880,140

The accompanying notes are an integral part of these financial statements.

RELIASTAR LIFE INSURANCE COMPANY
Statements of Cash Flows - Statutory Basis

		Year ended December 31
	2006	2005

		(In Thousands)
Operations
Premiums, policy proceeds, and other considerations received, net of reinsurance paid	$ 3,034,308	$ 3,091,025
Net investment income received	993,570	979,664
Commissions and expenses paid	(723,944)	(710,423)
Benefits paid	(3,818,615)	(3,360,175)
Net transfers from separate accounts	664,165	471,491
Dividends paid to policyholders	(16,626)	(17,274)
Federal income taxes paid	(92,015)	(42,765)
Miscellaneous income	233,289	219,007

Net cash provided by operations	274,132	630,550

Investment activities
Proceeds from sales, maturities, or repayments of investments:
Bonds	6,340,198	10,686,980
Stocks	665	10,324
Mortgage loans	426,875	505,453
Real estate	-	705
Other invested assets	30,281	38,239
Net loss on cash and short-term investments	(7,325)	(7,011)
Miscellaneous proceeds	53,124	10,662

Total investment proceeds	6,843,818	11,245,352

Cost of investments acquired:
Bonds	6,433,242	11,504,307
Stocks	2,781	11,496
Mortgage loans	346,337	492,190
Real estate	477	9,978
Other invested assets	274,568	51,943
Miscellaneous applications	27,447	24,345

Total cost of investments acquired	7,084,852	12,094,259

Net decrease in contract loans	9,878	574

Net cash used in investment activities	(250,912)	(849,481)

Financing and miscellaneous activities
Other cash provided (applied):
Capital and surplus paid-in	200,000	200,000
Borrowed money	(7,643)	(4,182)
Net (withdrawals) deposits on deposit-type contracts	(31,896)	16,223
Dividends paid to stockholder	(35,000)	-
Other cash provided	10,329	7,732

Net cash provided by financing and miscellaneous activities	135,790	219,773

Net increase in cash and short-term investments	159,010	842
Cash and short-term investments:
Beginning of year	182,231	181,389

End of year	$ 341,241	$ 182,231

The accompanying notes are an integral part of these financial statements.

RELIASTAR LIFE INSURANCE COMPANY Notes to Financial Statements Statutory Basis (Dollar amount in millions, unless otherwise stated)

1. Nature of Operations and Significant Accounting Policies

ReliaStar Life Insurance Company (the “Company”) is domiciled in Minnesota and is a wholly owned subsidiary of Lion Connecticut Holdings Inc. (“Lion”), a Connecticut holding and management company. Lion, in turn, is a wholly owned subsidiary of ING America Insurance Holdings, Inc. (“ING AIH”). ING AIH’s ultimate parent is ING Groep, N.V. (“ING”), a global financial services company based in The Netherlands.

The Company is principally engaged in the business of providing individual life insurance and annuities, employee benefit products and services, retirement plans, and life and health reinsurance. The Company is presently licensed in all states (approved for reinsurance only in New York), the District of Columbia, Guam, Puerto Rico and Canada.

Basis of Presentation

The preparation of financial statements of insurance companies requires management to make estimates and assumptions that affect amounts reported in the financial statements and accompanying notes. Such estimates and assumptions could change in the future as more information becomes known, which could impact the amounts reported and disclosed herein.

The accompanying financial statements of the Company have been prepared in conformity with accounting practices prescribed or permitted by the Minnesota Division of Insurance, which practices differ from U.S. generally accepted accounting principles (“GAAP”). The most significant variances from GAAP are as follows:

Investments: Investments in bonds and mandatorily redeemable preferred stocks are reported at amortized cost or market value based on the National Association of Insurance Commissioners (“NAIC”) rating; for GAAP, such fixed maturity investments are designated at purchase as held-to-maturity, trading or available-for-sale. Held-to-maturity investments are reported at amortized cost, and the remaining fixed maturity investments are reported at fair value with unrealized capital gains and losses reported in operations for those designated as trading and as a separate component of other comprehensive income in stockholder’s equity for those designated as available-for-sale.

In addition, the Company invests in structured securities including mortgage-backed securities/collateralized mortgage obligations, asset-backed securities, collateralized debt obligations, and commercial mortgage-backed securities. For these structured securities, management compares the undiscounted cash flows to the carrying value. An other than temporary impairment is considered to have occurred when the undiscounted cash flows are less than the carrying value.

For structured securities, when a negative yield results from a revaluation based on new prepayment assumptions (i.e., undiscounted cash flows are less than current book value), an other than temporary impairment is considered to have occurred and the asset is

RELIASTAR LIFE INSURANCE COMPANY Notes to Financial Statements Statutory Basis (Dollar amount in millions, unless otherwise stated)

written down to the value of the undiscounted cash flows. For GAAP, assets are reevaluated based on the discounted cash flows using a current market rate. Impairments are recognized when there has been an adverse change in cash flows and the fair value is less than book value. The asset is then written down to fair value. When a decline in fair value is determined to be other than temporary, the individual security is written down to fair value and the loss is accounted for as a realized loss.

Investments in real estate are reported net of related obligations rather than on a gross basis. Real estate owned and occupied by the Company is included in investments rather than reported as an operating asset as under GAAP, and investment income and operating expenses include rent for the Company’s occupancy of these properties. Changes between depreciated cost and admitted asset investment amounts are credited or charged directly to unassigned surplus rather than income as would be required under GAAP.

Statement of Statutory Accounting Principles (“SSAP”) No. 31, Derivative Instruments, applies to derivative transactions prior to January 1, 2003. The Company also follows the hedge accounting guidance in SSAP No. 86, Accounting for Derivative Instruments and Hedging Activities, for derivative transactions entered into or modified on or after January 1, 2003. Under this guidance, derivatives that are deemed effective hedges are accounted for in a manner which is consistent with the underlying hedged item. Derivatives used in hedging transactions that do not meet the requirements of SSAP No. 86 as an effective hedge are carried at fair value with the change in value recorded in surplus as unrealized gains or losses. Embedded derivatives are not accounted for separately from the host contract. Under GAAP, the effective and ineffective portions of a single hedge are accounted for separately. An embedded derivative within a contract that is not clearly and closely related to the economic characteristics and risk of the host contract is accounted for separately from the host contract and valued and reported at fair value, and the change in fair value for cash flow hedges is credited or charged directly to a separate component of stockholders’ equity rather than to income as required for fair value hedges.

Valuation Reserves: The asset valuation reserve (“AVR”) is determined by an NAIC–prescribed formula and is reported as a liability rather than as a valuation allowance or an appropriation of surplus. The change in AVR is reported directly to unassigned surplus.

Under a formula prescribed by the NAIC, the Company defers the portion of realized gains and losses on sales of fixed–income investments, principally bonds and mortgage loans, attributable to changes in the general level of interest rates, and amortizes those deferrals over the remaining period to maturity based on groupings of individual securities sold in five–year bands. The net deferral or interest maintenance reserve (“IMR”) is reported as a liability in the accompanying Balance Sheets.

Realized gains and losses on investments are reported in the Statements of Operations net of federal income tax and transfers to the IMR. Under GAAP, realized capital gains and losses are reported in the Statements of Operations on a pretax basis in the period that the asset giving rise to the gain or loss is sold. Realized losses due to impairment are

RELIASTAR LIFE INSURANCE COMPANY Notes to Financial Statements Statutory Basis (Dollar amount in millions, unless otherwise stated)

recorded when there has been a decline in value deemed to be other than temporary, in which case the provision for such declines is charged to income.

Valuation allowances, if necessary, are established for mortgage loans based on the difference between the net value of the collateral, determined as the fair value of the collateral less estimated costs to obtain and sell, and the recorded investment in the mortgage loan. Under GAAP, such allowances are based on the present value of expected future cash flows discounted at the loan’s effective interest rate or, if foreclosure is probable, on the estimated fair value of the collateral.

The initial valuation allowance and subsequent changes in the allowance for mortgage loans as a result of a temporary impairment are charged or credited directly to unassigned surplus. Under GAAP, such allowances are included as a component of earnings.

Policy Acquisition Costs: The costs of acquiring and renewing business are expensed when incurred. Under GAAP, acquisition costs related to traditional life insurance, to the extent recoverable from future policy revenues, are deferred and amortized over the premium–paying period of the related policies using assumptions consistent with those used in computing policy benefit reserves. For universal life insurance and investment products, to the extent recoverable from future gross profits, acquisition costs are amortized generally in proportion to the present value of expected gross margins from surrender charges and investment, mortality, and expense margins.

Premiums: Life premiums are recognized as revenue when due. Premiums for annuity policies with mortality and morbidity risk, except for guaranteed interest and group annuity contracts, are also recognized as revenue when due. Premiums received for annuity policies without mortality or morbidity risk and for guaranteed interest and group annuity contracts are recorded using deposit accounting. In deposit accounting, premiums are credited to an appropriate policy reserve account, without recognizing premium through income.

Under GAAP, premiums for traditional life insurance products, which include those products with fixed and guaranteed premiums and benefits and consist primarily of whole life insurance policies, are recognized as revenue when due. Group insurance premiums are recognized as premium revenue over the time period to which the premiums relate. Revenues for universal life, annuities and guaranteed interest contracts consist of policy charges for the cost of insurance, policy administration charges, amortization of policy initiation fees and surrender charges assessed during the period.

Benefit and Contract Reserves: Life policy and contract reserves under statutory accounting practices are calculated based upon both the net level premium and Commissioners’ Reserve Valuation methods using statutory rates for mortality and interest. GAAP requires that policy reserves for traditional products be based upon the net level premium method utilizing reasonably conservative estimates of mortality, interest, and withdrawals prevailing when the policies were sold. For interest-sensitive

RELIASTAR LIFE INSURANCE COMPANY Notes to Financial Statements Statutory Basis (Dollar amount in millions, unless otherwise stated)

products, the GAAP policy reserve is equal to the policy fund balance plus an unearned revenue reserve which reflects the unamortized balance of early year policy loads over renewal year policy loads.

Reinsurance: For business ceded to unauthorized reinsurers, statutory accounting practices require that reinsurance credits permitted by the treaty be recorded as an offsetting liability and charged against unassigned surplus. Under GAAP, an allowance for amounts deemed uncollectible would be established through a charge to earnings. Statutory income recognized on certain reinsurance treaties representing financing arrangements is not recognized on a GAAP basis.

Policy and contract liabilities ceded to reinsurers have been reported as reductions of the related reserves rather than as assets as required under GAAP.

Commissions allowed by reinsurers on business ceded are reported as income when received rather than being deferred and amortized with deferred policy acquisition costs as required under GAAP.

Gains and losses generated in certain reinsurance transactions are deferred and amortized over the remaining life the business for GAAP purposes. For statutory, such amounts are recognized immediately in income, with gains reported as a separate component of surplus.

Subsidiaries: The accounts and operations of the Company’s subsidiaries are not consolidated. Certain affiliated investments for which audited GAAP statements are not available or expected to be available are non-admitted. Under GAAP, the accounts and operations of the Company’s subsidiaries are consolidated. All affiliated investments are included in the Consolidated Balance Sheets.

Nonadmitted Assets: Certain assets designated as “nonadmitted,” principally deferred federal income tax assets, disallowed interest maintenance reserves, non–operating software, past–due agents’ balances, furniture and equipment, intangible assets, and other assets not specifically identified as an admitted asset within the NAIC Accounting Practices and Procedures Manual are excluded from the accompanying balance sheets and are charged directly to unassigned surplus. Under GAAP, such assets are included in the Balance Sheets.

Employee Benefits: For purposes of calculating the Company’s postretirement benefit obligation, only vested participants and current retirees are included in the valuation. Under GAAP, active participants not currently vested are also included.

Universal Life and Annuity Policies: Revenues for universal life and annuity policies consist of the entire premium received and benefits incurred represent the total of death benefits paid and the change in policy reserves. Under GAAP, premiums received in excess of policy charges would not be recognized as premium revenue and benefits would

RELIASTAR LIFE INSURANCE COMPANY Notes to Financial Statements Statutory Basis (Dollar amount in millions, unless otherwise stated)

represent the excess of benefits paid over the policy account value and interest credited to the account values.

Policyholder Dividends: Policyholder dividends are recognized when declared; rather than over the term of the related policies as required by GAAP.

Deferred Income Taxes: Deferred tax assets are provided for and admitted to an amount determined under a standard formula. This formula considers the amount of differences that will reverse in the subsequent year, taxes paid in prior years that could be recovered through carrybacks, surplus limits and the amount of deferred tax liabilities available for offset. Any deferred tax assets not covered under the formula are nonadmitted. Deferred taxes do not include any amounts for state taxes. Under GAAP, a deferred tax asset is recorded for the amount of gross deferred tax assets that are expected to be realized in future years and a valuation allowance is established for the portion that is not realizable.

Surplus Notes: Surplus notes are reported as a component of surplus. Under statutory accounting practices, no interest is recorded on the surplus notes until payment has been approved by the Minnesota Division of Insurance. Under GAAP, surplus notes are reported as liabilities and the related interest is reported as a charge to earnings over the term of the note.

Statements of Cash Flows: Cash and short–term investments in the statements of cash flows represent cash balances and investments with initial maturities of one year or less. Under GAAP, the corresponding caption of cash and cash equivalents includes cash balances and investments with initial maturities of three months or less.

Participation Fund Account

On January 3, 1989, the Minnesota Division of Insurance approved a Plan of Conversion and Reorganization (“the Plan”), which provided, among other things, for the conversion of the Company from a combined stock and mutual life insurance company to a stock life insurance company.

The Plan provided for the establishment of a Participation Fund Account (“PFA”) for the benefit of certain participating individual life insurance policies and annuities issued by the Company prior to the effective date of the Plan. Under the terms of the PFA, the insurance liabilities and assets (approximately $257.9 as of December 31, 2006) with respect to such policies are included in the Company’s financial statements but are segregated in the accounting records of the Company to assure the continuation of policyholder dividend practices.

Reconciliation to GAAP

The effects of the preceding variances from GAAP on the accompanying statutory basis financial statements have not been determined, but are presumed to be material.

RELIASTAR LIFE INSURANCE COMPANY Notes to Financial Statements Statutory Basis (Dollar amount in millions, unless otherwise stated)

Other significant accounting practices are as follows:

Investments

Investments are stated at values prescribed by the NAIC, as follows:

Bonds not backed by other loans are principally stated at amortized cost using the interest method.

Single class and multi class mortgage backed/asset backed securities are valued at amortized cost using the interest method including anticipated prepayments. Prepayment assumptions are obtained from dealer surveys or internal estimates and are based on the current interest rate and economic environment. The retrospective adjustment method is used to value all such securities except for higher risk asset backed securities, which are valued using the prospective method. The Company has elected to use the book value as of January 1, 1994 as the cost for applying the retrospective method to securities purchased prior to that date where historical cash flows are not readily available.

Redeemable preferred stocks rated as high quality or better are reported at cost or amortized cost. All other redeemable preferred stocks are reported at the lower of cost, amortized cost, or market value and nonredeemable preferred stocks are reported at market value or the lower of cost or market value as determined by the Securities Valuation Office of the NAIC (“SVO”).

Hybrid securities are generally defined as securities including both debt and equity characteristics. During 2005 and prior, hybrid securities were reported as bonds on the balance sheet. During 2006, the NAIC held discussions regarding the appropriate reporting/classification of these securities. Although discussion on the issues will continue into 2007, the short-term reporting guidance from the NAIC recommends that hybrid securities, as defined by this same NAIC guidance, be reported as preferred stock. Therefore, all hybrid securities have been reclassified as preferred stock on the Company’s balance sheet as of December 31, 2006. This resulted in a reclassification of $77.3 from bonds to preferred stock on the Company’s balance sheet as of December 31, 2006.

Common stocks are reported at market value as determined by the SVO and the related unrealized capital gains/losses are reported in unassigned surplus along with the adjustment for federal income taxes.

The Company analyzes the general account investments to determine whether there has been an other than temporary decline in fair value below the amortized cost basis. Management considers the length of time and the extent to which the market value has been less than cost, the financial condition and near-term prospects of the issuer,

RELIASTAR LIFE INSURANCE COMPANY Notes to Financial Statements Statutory Basis (Dollar amount in millions, unless otherwise stated)

future economic conditions and market forecasts, and the Company's intent and ability to not sell the investment in the issuer for a period of time sufficient to allow for recovery in market value. If it is probable that all amounts due according to the contractual terms of a debt security will not be collected, an other than temporary impairment is considered to have occurred. The Company also considers the negative market impact of the interest rate changes, in addition to credit related items, when performing other-than-temporary impairment testing. As part of this testing, the Company determines whether or not it has the ability and intent to not sell the investments for a period of time sufficient to allow for recovery in fair value.

The Company uses derivatives such as interest rate swaps, caps and floors, forwards and options as part of its overall interest rate and other economical risk management strategy for certain life insurance and annuity products. For those derivatives in effective hedging relationships, the Company values all derivative instruments on a consistent basis with the hedged item. Upon termination, gains and losses on those instruments are deferred to IMR or included in the carrying values of the underlying hedged items and are amortized over the remaining lives of the hedged items as adjustments to investment income or benefits from the hedged items. Any unamortized gains or losses are recognized when the underlying hedged items are sold. Derivatives used in hedging transactions that do not meet the requirements of SSAP No. 31 or SSAP No. 86 as an effective hedge are carried at fair value with change in value recorded in surplus as unrealized gain or loss.

Credit default swaps and total return swaps are utilized to replicate the investment characteristics of permissible investments using the derivative in conjunction with other investments. The replication (synthetic asset) and the derivative and other cash instrument are carried at amortized cost.

Interest rate swap contracts are used to convert the interest rate characteristics (fixed or variable) of certain investments to match those of the related insurance liabilities that the investments are supporting. The net interest effect of such swap transactions is reported as an adjustment of interest income from the hedged items as incurred.

Interest rate caps and floors are used to limit the effects of changing interest rates on yields of variable rate or short-term assets or liabilities. The initial cost of any such agreement is amortized to net investment income over the life of the agreement. Periodic payments that are receivable as a result of the agreements are accrued as an adjustment of interest income or benefits from the hedged items.

All effective derivatives are reported at amortized cost with the exception of S&P Options. S&P Options are reported at fair value since they do not meet the hedge requirement of SSAP No. 31 or SSAP No. 86. The unrealized gains or losses from S&P Options are reported as unrealized gain or loss in surplus.

RELIASTAR LIFE INSURANCE COMPANY Notes to Financial Statements Statutory Basis (Dollar amount in millions, unless otherwise stated)

SSAP No. 88, Investments in Subsidiary, Controlled and Affiliated Entities, applies to the Company’s subsidiaries, controlled and affiliated entities (“SCA”). The Company’s insurance subsidiaries are reported at their underlying statutory basis net assets, and the Company’s noninsurance subsidiaries are reported at the GAAP basis of their net assets. Dividends from subsidiaries are included in net investment income. The total net change in the subsidiaries’ equity is included in the change in net unrealized capital gains or losses.

Mortgage loans are reported at amortized cost, less write down for impairments.

Contract loans are reported at unpaid principal balances.

Land is reported at cost. Real estate occupied by the Company is reported at depreciated cost; other real estate is reported at the lower of depreciated cost or fair value. Depreciation is calculated on a straight–line basis over the estimated useful lives of the properties.

For reverse repurchase agreements, Company policies require a minimum of 95% of the fair value of securities sold under reverse repurchase agreements to be maintained as collateral. Cash collateral received is invested in short–term investments and the offsetting collateral liability is included in miscellaneous liabilities.

Reverse dollar repurchase agreements are accounted for as collateral borrowings, where the amount borrowed is equal to the sales price of the underlying securities.

The Company engages in securities lending whereby certain domestic bonds from its portfolio are loaned to other institutions for short periods of time. Collateral, primarily cash, which is in excess of the market value of the loaned securities, is deposited by the borrower with a lending agent, and retained and invested by the lending agent to generate additional income for the Company. The Company does not have access to the collateral. The Company’s policy requires a minimum of 102% of the fair value of securities loaned to be maintained as collateral. The market value of the loaned securities is monitored on a daily basis with additional collateral obtained or refunded as the market value fluctuates.

Short-term investments are reported at amortized cost, which approximates market value. Short-term investments include investments with maturities of less than one year at the date of acquisition.

Partnership interests, which are included in other invested assets on the Balance Sheets, are reported at the underlying audited GAAP equity of the investee.

Residual collateralized mortgage obligations, which are included in other invested assets on the Balance Sheet, are reported at amortized cost using the effective interest method.

RELIASTAR LIFE INSURANCE COMPANY Notes to Financial Statements Statutory Basis (Dollar amount in millions, unless otherwise stated)

Realized capital gains and losses are determined using the first-in first-out method.

Cash on hand includes cash equivalents. Cash equivalents are short-term investments that are both readily convertible to cash and have an original maturity date of three months or less.

Aggregate Reserve for Life Policies and Contracts

Life, annuity, and accident and health reserves are developed by actuarial methods and are determined based on published tables using statutorily specified interest rates and valuation methods that will provide, in the aggregate, reserves that are greater than or equal to the minimum or guaranteed policy cash value or the amounts required by law. Interest rates range from 2.0% to 13.3% .

The Company waives the deduction of deferred fractional premiums upon the death of the insured. It is the Company’s practice to return a pro rata portion of any premium paid beyond the policy month of death, although it is not contractually required to do so for certain issues.

The methods used in the valuation of substandard policies are as follows:

For life, endowment and term policies issued substandard, the standard reserve during the premium–paying period is increased by 50% of the gross annual extra premium. Standard reserves are held on Paid–Up Limited Pay contracts.

For reinsurance accepted with table rating, the reserve established is a multiple of the standard reserve corresponding to the table rating.

For reinsurance with flat extra premiums, the standard reserve is increased by 50% of the flat extra.

The amount of insurance in force for which the gross premiums are less than the net premiums, according to the standard of valuation required by the Minnesota Division of Insurance, is $21.7 billion and $21.4 billion at December 31, 2006 and 2005, respectively. The amount of premium deficiency reserves for policies on which gross premiums are less than the net premiums is $517.5 and $457.3 at December 31, 2006 and December 31, 2005, respectively.

The Company anticipates investment income as a factor in the premium deficiency calculation in accordance with SSAP No. 54, Individual and Group Accident and Health Contracts.

The tabular interest has been determined from the basic data for the calculation of policy reserves for all direct ordinary life insurance and for the portion of group life insurance

RELIASTAR LIFE INSURANCE COMPANY Notes to Financial Statements Statutory Basis (Dollar amount in millions, unless otherwise stated)

classified as group Section 79. The method of determination of tabular interest of funds not involving life contingencies is as follows: one hundredth of the product of such valuation rate of interest times the mean of the amount of funds subject to such valuation rate of interest held at the beginning and end of the year of valuation.

Reinsurance

Reinsurance premiums, commissions, expense reimbursements, and reserves related to reinsured business are accounted for on bases consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts. Reserves are based on the terms of the reinsurance contracts and are consistent with the risks assumed. Premiums and benefits ceded to other companies have been reported as a reduction of premium revenue and benefits expense. Amounts applicable to reinsurance ceded for reserves and unpaid claim liabilities have been reported as reductions of these items, and expense allowances received in connection with reinsurance ceded have been reflected in operations.

Electronic Data Processing Equipment

Electronic data processing equipment is carried at cost less accumulated depreciation. Depreciation for major classes of assets is calculated on a straight–line basis over the estimated useful life of the assets.

Participating Insurance

Participating business approximates less than 1.0% of the Company’s ordinary life insurance in force and 11.4% of premium income. The amount of dividends to be paid is determined annually by the Board of Directors. Amounts allocable to participating policyholders are based on published dividend projections or expected dividend scales. Dividend expense of $18.3 and $17.2 was incurred in 2006 and 2005, respectively.

Benefit Plans

The Company provides noncontributory retirement plans for substantially all employees and certain agents. Pension costs are charged to operations as contributions are made to the plan. The Company also provides a contributory retirement plan for substantially all employees.

RELIASTAR LIFE INSURANCE COMPANY Notes to Financial Statements Statutory Basis (Dollar amount in millions, unless otherwise stated)

Nonadmitted Assets

Nonadmitted assets are summarized as follows:

	December 31
	2006	2005

	(In Thousands)
Subsidiaries	$ 1,061	$ 47,122
Deferred and uncollected premium	5,761	3,445
Net deferred tax asset	206,439	224,633
Electronic data processing equipment and software	28,567	12,145
Furniture and equipment	1,957	3,078
Health care and other amounts receivable	1,949	3,895
Aggregate write-ins for other than invested assets	13,014	5,674
Other	11,109	13,552

Total nonadmitted assets	$ 269,857	$ 313,544

Changes in nonadmitted assets are generally reported directly in surplus as an increase or decrease in nonadmitted assets.

Claims and Claims Adjustment Expenses

Claims expenses represent the estimated ultimate net cost of all reported and unreported claims incurred through December 31, 2006. The Company does not discount claims and claims adjustment expense reserves. Such estimates are based on actuarial projections applied to historical claims payment data. Such liabilities are considered to be reasonable and adequate to discharge the Company’s obligations for claims incurred but unpaid as of December 31, 2006.

Guaranteed Benefits

For the Guaranteed Minimum Death Benefit (“GMDB”), Actuarial Guideline 34 is followed. AG34 interprets the standards for applying CARVM to GMDBs in variable annuity contracts where GMDBs are integrated with other benefits such as surrenders and annuitizations. This guideline requires that GMDBs be projected assuming an immediate drop in the value of the assets supporting the variable annuity contract, followed by a subsequent recovery at a Net Assumed Return. The immediate drops and assumed returns used in the projections are provided in AG34 and vary by five asset classes in order to reflect the risk/return differential inherent in each class. Contract specific asset based charges are deducted to obtain the Net Assumed Returns. This Guideline interprets mortality standards to be applied to projected GMDBs in the reserve calculation. In addition, this Guideline clarifies standards for reinsurance transactions revolving GMDBs with the Integrated Benefit Streams modified to reflect both the payment of future reinsurance premiums and the recovery of future reinsured death benefits.

RELIASTAR LIFE INSURANCE COMPANY Notes to Financial Statements Statutory Basis (Dollar amount in millions, unless otherwise stated)

Cash Flow Information

Cash and short-term investments include cash on hand, demand deposits and short-term fixed maturity instruments with a maturity of less than one year at the date of acquisition.

Separate Accounts

Most separate account assets and liabilities held by the Company represent funds held for the benefit of the Company’s variable life and annuity policy and contract holders who bear all of the investment risk associated with the policies. Such policies are of a non-guaranteed nature. All net investment experience, positive or negative, is attributed to the policy and contract holders’ account values. The assets and liabilities of these accounts are carried at fair value.

Certain other separate accounts relate to experience-rated group annuity contracts that fund defined contribution pension plans. These contracts provide guaranteed interest returns for one year only, where the guaranteed interest rate is re-established each year based on the investment experience of the separate account. In no event can the interest rate be less than zero. The assets and liabilities of these separate accounts are carried at book value.

Reserves related to the Company’s mortality risk associated with these policies are included in life and annuity reserves. These reserves include reserves for guaranteed minimum death benefits (before reinsurance) that totaled $14.5 and $18.3 at December 31, 2006 and 2005, respectively. The operations of the separate accounts are not included in the accompanying statements of operations.

2. Permitted Statutory Basis Accounting Practices

The financial statements of the Company are presented on the basis of accounting practices prescribed or permitted by the Minnesota Division of Insurance. The Minnesota Division of Insurance recognizes only statutory accounting practices prescribed or permitted by the state of Minnesota for determining and reporting the financial condition and results of operations of an insurance company and for determining its solvency under the Minnesota Insurance Laws. The NAIC Accounting Practices and Procedures Manual has been adopted as a component of prescribed or permitted practices by the state of Minnesota. The Minnesota Commissioner of Commerce has the right to permit other specific practices that deviate from prescribed practices.

The Company is required to identify those significant accounting practices that are permitted, and obtain written approval of the practices from the Minnesota Division of Insurance. As of December 31, 2006 and 2005, the Company had no such permitted accounting practices.

RELIASTAR LIFE INSURANCE COMPANY Notes to Financial Statements Statutory Basis (Dollar amount in millions, unless otherwise stated)

3.	Investments

	The amortized cost and fair value of bonds and equity securities are as follows:

			Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
		Amortized Cost

		(In Thousands)
	At December 31, 2006:
	U.S. Treasury securities and
	obligations of U.S. government
	corporations and agencies	$ 523,735	$ 7,516	$ 5,215	$ 526,036
	States, municipalities, and political
	subdivisions	32,876	1,213	118	33,971
	Foreign other (par value - $1,756,709)	1,765,734	17,152	41,055	1,741,831
	Foreign government (par value - $113,124)	107,527	9,753	1,395	115,885
	Public utilities securities	283,270	6,703	2,887	287,086
	Corporate securities	4,839,353	79,163	67,055	4,851,461
	Residential-backed securities	3,037,401	28,401	81,355	2,984,447
	Commercial mortgage-backed
	securities	1,787,890	8,704	21,960	1,774,634
	Other asset-backed securities	987,760	3,944	8,405	983,299

	Total fixed maturities	13,365,546	162,549	229,445	13,298,650

	Preferred stocks	129,773	2,555	2,618	129,710
	Common stocks	3,043	2	-	3,045

	Total equity securities	132,816	2,557	2,618	132,755

	Total	$ 13,498,362	$ 165,106	$ 232,063	$ 13,431,405

	At December 31, 2005:
	U.S. Treasury securities and
	obligations of U.S. government
	corporations and agencies	$ 514,993	$ 876	$ 6,396	$ 509,473
	States, municipalities, and political
	subdivisions	14,336	526	51	14,811
	Foreign other (par value - $1,741,881)	1,752,585	17,749	1,738	186,882
	Foreign government (par value - $174,682)	170,871	23,155	36,206	1,739,534
	Public utilities securities	335,168	10,994	2,756	343,406
	Corporate securities	5,402,252	113,721	69,649	5,446,324
	Residential-backed securities	2,740,475	27,755	75,627	2,692,603
	Commercial mortgage-backed
	securities	1,950,649	10,507	31,207	1,929,949
	Other asset-backed securities	563,216	1,156	13,068	551,304

	Total fixed maturities	13,444,545	206,439	236,698	13,414,286

	Preferred stocks	52,473	269	300	52,442
	Common stocks	532	277	-	808

	Total equity securities	53,005	546	300	53,250

	Total	$ 13,497,550	$ 206,985	$ 236,998	$ 13,467,536

RELIASTAR LIFE INSURANCE COMPANY Notes to Financial Statements Statutory Basis (Dollar amount in millions, unless otherwise stated)

Reconciliation of bonds from amortized cost to carrying value as of December 31, 2006 and 2005 is as follows:

	December 31
	2006	2005

	(In Thousands)
Amortized cost	$ 13,365,546	$ 13,444,545
Adjustment for below investment grade bonds	(60)	(1,237)

Carrying value	$ 13,365,486	$ 13,443,308

The aggregate fair values of debt securities with unrealized losses and the time period that cost exceeded fair value are as follows:

More than 6
	Less than	months and less	More than
	6 months	than 12 months	12 months
	below cost	below cost	below cost	Total

(In Thousands)
At December 31, 2006:
Fair value	$ 4,067,150	$ 1,102,702	$ 3,960,556	$ 9,130,408
Unrealized loss	25,644	17,130	186,671	229,445

More than 6
	Less than	months and less	More than
	6 months	than 12 months	12 months
	below cost	below cost	below cost	Total

(In Thousands)
At December 31, 2005:
Fair value	$ 4,218,385	$ 1,882,883	$ 2,021,224	$ 8,122,492
Unrealized loss	85,355	63,199	88,144	236,698

RELIASTAR LIFE INSURANCE COMPANY Notes to Financial Statements Statutory Basis (Dollar amount in millions, unless otherwise stated)

The amortized cost and fair value of investments in bonds at December 31, 2006, by contractual maturity, are shown below. Expected maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

	Amortized	Fair
	Cost	Value

	(In Thousands)
Maturity:
Due in 1 year or less	$ 258,950	$ 258,839
Due after 1 year through 5 years	2,717,055	2,706,911
Due after 5 years through 10 years	3,108,121	3,096,426
Due after 10 years	1,468,369	1,494,094

	7,552,495	7,556,270
Residential-backed securities	3,037,401	2,984,447
Commercial mortgage-backed securities	1,787,890	1,774,634
Other asset-backed securities	987,760	983,299

Total	$ 13,365,546	$ 13,298,650

At December 31, 2006 and 2005, investments in certificates of deposit and bonds, with an admitted asset value of $292.4 and $204.3, were on deposit with state insurance departments to satisfy regulatory requirements.

At December 31, 2006 and 2005, the Company had loaned securities (which are reflected as invested assets on the balance sheets) with a market value of approximately $398.6 and $185.3, respectively.

Proceeds from the sale of investments in bonds and other fixed maturity interest securities were $3.2 billion and $5.8 billion in 2006 and 2005, respectively. Gross gains of $31.3 and $64.9 and gross losses of $51.5 and $85.9 during 2006 and 2005, respectively, were realized on those sales. A portion of the gains and losses realized in 2006 and 2005 has been deferred to future periods in the IMR.

Realized capital gains (losses) are reported net of federal income taxes and amounts transferred to the IMR as follows:

	December 31
	2006	2005

	(In Thousands)
Realized capital losses	$ (52,309)	$ (12,910)
Amount transferred to IMR (net of related taxes of
$(18,459) in 2006 and $(3,362) in 2005)	34,282	6,244
Federal income tax benefit (expense)	14,367	(1,527)

Net realized capital losses	$ (3,660)	$ (8,193)

RELIASTAR LIFE INSURANCE COMPANY Notes to Financial Statements Statutory Basis (Dollar amount in millions, unless otherwise stated)

Major categories of net investment income are summarized as follows:

	Year ended December 31
	2006	2005

	(In Thousands)
Income:
Subsidiaries	$ 27,600	$ 21,765
Equity securities	5,731	3,427
Bonds	761,657	755,918
Mortgage loans	145,321	163,291
Derivatives	11,966	(3,379)
Contract loans	39,193	49,506
Real estate	22,834	22,747
Other	45,890	21,350

Total investment income	1,060,192	1,034,625
Investment expenses	(113,934)	(102,114)

Net investment income	$ 946,258	$ 932,511

The Company entered into reverse dollar repurchase agreements to increase its return on investments and improve liquidity. Reverse dollar repurchases involve a sale of securities and an agreement to repurchase substantially the same securities as those sold. The reverse dollar repurchases are accounted for as short-term collateralized financing and the repurchase obligation is reported in borrowed money on the Balance Sheets. The repurchase obligation totaled $188.8 and $245.8 at December 31, 2006 and 2005, respectively. The securities underlying these agreements are mortgage-backed securities with a book value of $193.0 and $254.2 and fair value of $187.1 and $247.4 at December 31, 2006 and 2005, respectively. The securities have a weighted average coupon rate of 5.3% and have maturities ranging from December 2021 through December 2036. The primary risk associated with short-term collateralized borrowings is that the counterparty may be unable to perform under the terms of the contract. The Company’s exposure is limited to the excess of the net replacement cost of the securities over the value of the short-term investments, which was not material at December 31, 2006. The Company believes the counterparties to the reverse dollar repurchase agreements are financially responsible and that the counterparty risk is minimal.

The Company participates in reverse repurchase transactions. Such transactions include the sale of corporate securities to a major securities dealer and a simultaneous agreement to repurchase the same securities in the near term. The proceeds are invested in new securities of intermediate durations. As of December 31, 2006 and 2005, the amount outstanding on these agreements was $376.0 and $326.6, respectively. The securities underlying these agreements are mortgage-backed securities with a book value of $377.5 and $329.5 and fair value of $375.8 and $325.0 at December 31, 2006 and 2005, respectively. The securities have a weighted average coupon rate of 5.5% and have maturities ranging from September 2017 through March 2045.

RELIASTAR LIFE INSURANCE COMPANY Notes to Financial Statements Statutory Basis (Dollar amount in millions, unless otherwise stated)

The maximum and minimum lending rates for long-term mortgage loans during 2006 were 7.7% and 5.0% . Fire insurance is required on all properties covered by mortgage loans and must at least equal the excess of the loan over the maximum loan which would be permitted by law on the land without the buildings.

The maximum percentage of a loan to the value of collateral at the time of the loan, exclusive of insured or guaranteed or purchase money mortgages, was 71.3% on commercial properties. As of December 31, 2006 and 2005, the Company held $1.1 and nil, respectively, in mortgages with interest more than 180 days overdue.

As of December 31, 2006, the average recorded investment in impaired loans was $1.9. Interest income recognized during the period the loans were impaired was $0.8 and interest income recognized on a cash basis was $0.9. As of December 31, 2005, the average recorded investment in impaired loans was $1.9. Interest income recognized during the period the loans were impaired was $0.6 and interest income recognized on a cash basis was $0.5.

The Company had impaired mortgage loans without an allowance for credit losses of $7.4 and $7.9 as of December 31, 2006 and 2005, respectively.

In the course of the Company’s asset management activities, securities are sold and reacquired within 30 days of the sale date to enhance the Company’s return on its investment portfolio or to manage interest rate risk. The table below summarizes the number of transactions, the book value, and the gain or loss of the Company’s financial instruments with respect to securities sold and reacquired within 30 days of the sale date:

				Cost of
	NAIC	Number of		Securities
	Rating	Transactions	Book Value	Repurchased	Gain/(Loss)

2006			(In Thousands)
	3	6	$ 575	$ 572	$ -

				Cost of
	NAIC	Number of		Securities
	Rating	Transactions	Book Value	Repurchased	Gain

2005			(In Thousands)
	3	14	$ 1,430	$ 1,557	$ 115
	4	4	780	796	12

		18	$ 2,210 $	2,353	$ 127

There were no encumbrances on real estate at December 31, 2006 and 2005, respectively.

RELIASTAR LIFE INSURANCE COMPANY Notes to Financial Statements Statutory Basis (Dollar amount in millions, unless otherwise stated)

4. Derivative Financial Instruments Held for Purposes Other than Trading

The Company utilizes derivatives such as options, futures and interest rate swaps to reduce and manage risks, which include the risk of a change in the value, yield, price, cash flows, exchange rates or quantity of, or a degree of exposure with respect to, assets, liabilities, or future cash flows which the Company has acquired or incurred. The Company’s hedge accounting practices are in accordance with the requirements set in SSAP No. 86. The Company also enters into credit default swaps and total return swaps to replicate the investment characteristics of permissible investments using the derivative in conjunction with other investments. Replicated (Synthetic) Assets filed with the NAIC SVO result in both the derivative and cash instrument being carried at amortized cost. Hedge accounting practices are followed in accordance with requirements set forth in SSAP No. 86 for those derivatives that are deemed highly effective.

All effective derivatives are reported at amortized cost with the exception of S&P Options. S&P Options are reported at fair value since they do not meet the hedge requirement of SSAP No. 31 or SSAP No. 86. The unrealized gains or losses from S&P Options are reported as unrealized gain or loss in surplus.

The Company uses interest rate swaps to reduce market risks from changes in interest rates and to alter interest rate exposure arising from mismatches between assets and liabilities. Interest rate swap agreements generally involve the exchange of fixed and floating interest payments over the life of the agreement without an exchange of the underlying principal amount. Currency swap agreements generally involve the exchange of local and foreign currency payments over the life of the agreement without an exchange of the underlying principal amount.

Interest rate cap and interest rate floor agreements owned entitle the Company to receive payments to the extent reference interest rates exceed or fall below strike levels in the contracts based on the notional amounts.

Credit default swaps and total return swaps are utilized to replicate the investment characteristics of permissible investments using the derivative in conjunction with other investments. The replication (synthetic asset) and the derivative and other cash instrument are carried at amortized cost.

All premiums paid for the purchase of derivative contracts are included in other invested assets on the balance sheets and are being amortized to interest expense over the remaining terms of the contracts or in a manner consistent with the financial instruments being hedged.

Amounts paid or received, if any, from such contracts are included in interest expense or income on the statements of operations. Accrued amounts payable to or receivable from counterparties are included in other liabilities or other invested assets.

RELIASTAR LIFE INSURANCE COMPANY Notes to Financial Statements Statutory Basis (Dollar amount in millions, unless otherwise stated)

Gains or losses realized as a result of early terminations of interest rate contracts are amortized to investment income over the remaining term of the items being hedged to the extent the hedge is considered to be effective; otherwise, they are recognized upon termination.

Derivatives that are designated as being in an effective hedging relationship are reported in a manner that is consistent with the hedged asset or liability. Derivative contracts that are matched or otherwise designated to be associated with other financial instruments are recorded at fair value if the related financial instruments mature, are sold, or are otherwise terminated or if the interest rate contracts cease to be effective hedges. Changes in the fair value of derivatives not designated in effective hedging relationships are recorded as unrealized capital gains in surplus.

The Company is exposed to credit loss in the event of nonperformance by counterparties on interest rate contracts; however, the Company does not anticipate nonperformance by any of these counterparties. The amount of such exposure is generally the unrealized gains related to such contracts. The Company manages the potential credit exposure from interest rate contracts through careful evaluation of the counterparties’ credit standing, collateral agreements, and master netting agreements.

The table below summarizes the Company’s derivative contracts included in other invested assets at December 31, 2006 and 2005:

	Notional	Carrying	Fair
	Amount	Value	Value

(In Thousands)
December 31, 2006
Derivative contracts:
Swaps	$ 4,036,458	$ (1,176)	$ (5,705)
Options owned	52,433	3,419	3,419

Total derivatives	$ 4,088,891	$ 2,243	$ (2,286)

December 31, 2005
Derivative contracts:
Swaps	$ 3,275,764	$ (2,618)	$ 6,474
Options owned	54,151	3,239	3,239

Total derivatives	$ 3,329,915	$ 621	$ 9,713

RELIASTAR LIFE INSURANCE COMPANY Notes to Financial Statements Statutory Basis (Dollar amount in millions, unless otherwise stated)

5. Concentrations of Credit Risk

The Company held less-than-investment-grade corporate bonds with an aggregate book value of $451.7 and $537.6 and an aggregate market value of $459.4 and $545.1 at December 31, 2006 and 2005, respectively. Those holdings amounted to 3.4% of the Company’s investments in bonds and 2.1% of total admitted assets at December 31, 2006. The holdings of less-than-investment-grade bonds are widely diversified and of satisfactory quality based on the Company’s investment policies and credit standards.

The Company held unrated bonds of $326.0 and $633.0, with an aggregate NAIC market value of $333.4 and $627.5 at December 31, 2006 and 2005, respectively. The carrying value of these holdings amounted to 2.4% of the Company’s investment in bonds and 1.5% of the Company’s total admitted assets at December 31, 2006.

At December 31, 2006, the Company’s commercial mortgages involved a concentration of properties located in California (20.9%) and Texas (9.5%) . The remaining commercial mortgages relate to properties located in 40 other states. The portfolio is well diversified, covering many different types of income-producing properties on which the Company has first mortgage liens. The maximum mortgage outstanding on any individual property is $36.0.

6. Annuity Reserves

At December 31, 2006 and 2005, the Company’s annuity reserves, including those held in separate accounts and deposit fund liabilities that are subject to discretionary withdrawal with adjustment, subject to discretionary withdrawal without adjustment, and not subject to discretionary withdrawal provisions are summarized as follows:

	Amount	Percent

	(In Thousands)
December 31, 2006
Subject to discretionary withdrawal (with adjustment):
With market value adjustment	$ 271,325	2.4%
At book value less surrender charge	1,225,832	10.8
At fair value	2,000,906	17.6

Subtotal	3,498,063	30.8
Subject to discretionary withdrawal (without adjustment):
At book value with minimal or no charge or adjustment	7,025,008	61.9
Not subject to discretionary withdrawal	819,298	7.3

Total annuity reserves and deposit fund liabilities
before reinsurance	11,342,369	100.0%

Less reinsurance ceded	11,869

Net annuity reserves and deposit fund liabilities	$ 11,330,500

RELIASTAR LIFE INSURANCE COMPANY Notes to Financial Statements Statutory Basis (Dollar amount in millions, unless otherwise stated)

	Amount	Percent

	(In Thousands)
December 31, 2005
Subject to discretionary withdrawal (with adjustment):
With market value adjustment	$ 342,844	2.9%
At book value less surrender charge	1,360,331	11.3
At fair value	2,496,534	20.7

Subtotal	4,199,709	34.9
Subject to discretionary withdrawal (without adjustment):
At book value with minimal or no charge or adjustment	7,005,737	58.3
Not subject to discretionary withdrawal	818,444	6.8

Total annuity reserves and deposit fund liabilities
before reinsurance	12,023,890	100.0%

Less reinsurance ceded	12,324

Net annuity reserves and deposit fund liabilities	$ 12,011,566

Of the total net annuity reserves and deposit fund liabilities of $11.3 billion at December 31, 2006, $9.2 billion is included in the general account and $2.1 billion is included in the separate account. Of the total net annuity reserves and deposit fund liabilities of $12.0 billion at December 31, 2005, $9.3 billion is included in the general account and $2.7 billion is included in the separate account.

7. Employee Benefit Plans

Defined Benefit Plan

ING North America Insurance Corporation (“ING North America”) sponsors the ING Americas Retirement Plan (the “Retirement Plan”), effective as of December 31, 2001. Substantially all employees of ING North America and its subsidiaries and affiliates (excluding certain employees) are eligible to participate, including the Company’s employees.

The Retirement Plan is a tax-qualified defined benefit plan, the benefits of which are guaranteed (within certain specified legal limits) by the Pension Benefit Guaranty Corporation (“PBGC”). As of January 1, 2002, each participant in the Retirement Plan (except for certain specified employees) earns a benefit under a final average compensation formula. The costs allocated to the Company for its employees’ participation in the Retirement Plan were $9.1 and $7.6 for 2006 and 2005, respectively.

RELIASTAR LIFE INSURANCE COMPANY Notes to Financial Statements Statutory Basis (Dollar amount in millions, unless otherwise stated)

Defined Contribution Plans

ING North America sponsors the ING Savings Plan and ESOP (the “Savings Plan”). Substantially all employees of ING North America and its subsidiaries and affiliates (excluding certain employees) are eligible to participate, including the Company’s employees other than Company agents. The Savings Plan is a tax-qualified profit sharing and stock bonus plan, which includes an employee stock ownership plan (“ESOP”) component. Savings Plan benefits are not guaranteed by the PBGC. The Savings Plan allows eligible participants to defer into the Savings Plan a specified percentage of eligible compensation on a pre-tax basis. ING North America matches such pre-tax contributions, up to a maximum of 6% of eligible compensation. All matching contributions are subject to a 4-year graded vesting schedule (although certain specified participants are subject to a 5-year graded vesting schedule). All contributions made to the Savings Plan are subject to certain limits imposed by applicable law. The costs allocated to the Company for the Savings Plan were $7.0 and $6.3 for 2006 and 2005, respectively.

Other Benefit Plans

In addition to providing retirement plan benefits, the Company, in conjunction with ING North America, provides certain supplemental retirement benefits to eligible employees and health care and life insurance benefits to retired employees and other eligible dependents. The supplemental retirement plan includes a non-qualified defined benefit pension plan, and a non-qualified defined contribution plan, which means all benefits are payable from the general assets of the Company. The post-retirement health care plan is contributory, with retiree contribution levels adjusted annually. The life insurance plan provides a flat amount of noncontributory coverage and optional contributory coverage.

A summary of assets, obligations and assumptions of the Pension and Other Postretirement Benefits Plans are as follows:

	2006	2005	2006	2005

	(In Thousands)
Change in benefit obligation
Benefit obligation at beginning of year	$ 35,085	$ 31,971	$ 23,441	$ 16,376
Service cost	-	-	1,345	2,369
Interest cost	1,853	1,840	1,249	1,229
Contribution by plan participants	-	-	1,322	1,580
Actuarial (gain) loss	(313)	3,937	407	5,480
Benefits paid	(2,874)	(2,663)	(3,137)	(3,593)

Benefit obligation at end of year	$ 33,751	$ 35,085	$ 24,627	$ 23,441

RELIASTAR LIFE INSURANCE COMPANY Notes to Financial Statements Statutory Basis (Dollar amount in millions, unless otherwise stated)

	Pension Benefits		Other Benefits
	2006	2005	2006	2005

	(In Thousands)
Change in plan assets
Fair value of plan assets at beginning of year	$ -	$ -	$ -	$ -
Employer contributions	2,874	2,663	1,815	2,013
Plan participants' contributions	-	-	1,322	1,580
Benefits paid	(2,874)	(2,663)	(3,137)	(3,593)

Fair value of plan assets at end of year	$ -	$ -	$ -	$ -

Funded status	$ (33,751)	$ (35,085)	$ (24,626)	$ (23,441)
Unamortized prior service credit	(26)	(30)	3,959	(2,242)
Unrecognized net gains (loss)	11,373	12,936	(2,310)	3,674
Remaining net obligation	16,049	17,195	-	-

Total funded status	$ (6,355)	$ (4,984)	$ (22,977)	$ (22,009)

Amounts recognized in the balance sheets
consist of:
Accrued benefit cost	$ (33,751)	$ (35,010)	$ (22,978)	$ (22,009)
Intangible assets	16,049	17,195	-	-
Unassigned surplus - minimum pension
liability	11,347	12,831	-	-

Net amount recognized	$ (6,355)	$ (4,984)	$ (22,978)	$ (22,009)

Component of net periodic benefit cost
Service cost	$ -	$ -	$ 1,344	$ 2,369
Interest cost	1,852	1,840	1,249	1,229
Amortization of unrecognized transition
obligations or transition asset	1,146	1,146	-	-
Amount of unrecognized gains (losses)	712	367	122	101
Amount of prior service cost recognized	(5)	(5)	68	68

Total net periodic benefit cost	$ 3,705	$ 3,348	$ 2,783	$ 3,767

In addition, the Company had pension benefit obligation and other benefit obligation for non-vested employees as of December 31, 2006 and 2005 in the amount of $2.5 and $3.3, respectively.

RELIASTAR LIFE INSURANCE COMPANY Notes to Financial Statements Statutory Basis (Dollar amount in millions, unless otherwise stated)

Assumptions used in determining the accounting for the defined benefit plans and other benefit plan as of December 31, 2006 and 2005 were as follows:

	2006	2005

Weighted-average discount rate	5.9%	5.5%
Rate of increase in compensation level	4.0%	4.0%

The annual assumed rate of increase in the per capita cost of covered benefits (i.e., health care cost trend rate) for the medical plan is 9.0% graded to 5.0% over 5 years. Increasing the assumed health care cost trend rates by one percentage point in each year would increase the accumulated postretirement benefit obligation for the medical plan as of December 31, 2006 by $.5. Decreasing the assumed health care cost trend rates by one percentage point in each year would decrease the accumulated postretirement benefit obligation for the medical plan as of December 31, 2006 by $.5.

The Company expects to pay the following benefits:

Year ending
December 31,	Benefits

(In Thousands)
2007	$ 2,874
2008	2,828
2009	2,784
2010	2,732
2011	2,696
Thereafter	12,986

The measurement date used for postretirement benefits is December 31, 2006.

On December 8, 2003, the Medicare Prescription Drug Impairment and Modernization Act of 2003 (the “Act”) was signed into law. The Act introduced a prescription drug benefit under Medicare, as well as a federal subsidiary to sponsors of retiree health care benefit plans that provide a benefit that is at least actuarially equivalent to Medicare. The impact of the Act is not reflected in any amounts disclosed in the financial statements or accompanying notes. The 2007 expected benefit reduction in the net post retirement benefit cost for the subsidy related to benefits attributed to former employees is $0.3. There is no effect of the subsidy on the measurement of net periodic postretirement benefit cost for the current period.

The Company expects to pay contributions of $5.3 for all plans during 2007.

RELIASTAR LIFE INSURANCE COMPANY Notes to Financial Statements Statutory Basis (Dollar amount in millions, unless otherwise stated)

8. Separate Accounts

Separate account assets and liabilities represent funds segregated by the Company for the benefit of certain policy and contract holders who bear the investment risk. Revenues and expenses on the separate account assets and related liabilities equal the benefits paid or payable to the separate account policy and contract holders.

The general nature and characteristics of the separate account business follows:

	Non-Indexed	Non-
	Guarantee	Guaranteed
	Less than/	Separate
	equal to 4%	Accounts	Total

		(In Thousands)
December 31, 2006
Premium, consideration or deposits for the year	$ -	$ 376,794	$ 376,794

Reserves for separate accounts with assets at:
Fair value	$ 154,164	$ 3,355,444	$ 3,509,608
Amortized cost	-	-	-

Total reserves	154,164	3,355,444	3,509,608

Reserves for separate accounts by
withdrawal characteristics:
Subject to discretionary withdrawal:
With market value adjustment	$ 154,164	$ -	$ 154,164
At market value	-	3,345,283	3,345,283

Subtotal	154,164	3,345,283	3,499,447
Not subject to discretionary withdrawal	-	10,161	10,161

Total separate account liabilities	$ 154,164	$ 3,355,444	$ 3,509,608

December 31, 2005
Premium, consideration or deposits for the year	$ -	$ 459,458	$ 459,458

Reserves for separate accounts with assets at:
Fair value	$ 164,094	$ 3,706,254	$ 3,870,348
Amortized cost	-	-	-

Total reserves	164,094	3,706,254	3,870,348

Reserves for separate accounts by
withdrawal characteristics:
Subject to discretionary withdrawal:
With market value adjustment	$ 164,094	$ -	$ 164,094
At market value	-	3,694,101	3,694,101

Subtotal	164,094	3,694,101	3,858,195
Not subject to discretionary withdrawal	-	12,153	12,153

Total separate account liabilities	$ 164,094	$ 3,706,254	$ 3,870,348

RELIASTAR LIFE INSURANCE COMPANY Notes to Financial Statements Statutory Basis (Dollar amount in millions, unless otherwise stated)

A reconciliation of the amounts transferred to and from the separate accounts is presented below:

	Year Ended December 31
	2006	2005

	(In Thousands)
Transfers as reported in the Summary of Operations
of the Separate Accounts Statement:
Transfers to separate accounts	$ 376,794	$ 459,459
Transfers from separate accounts	(1,049,002)	(914,183)

Transfers as reported in the statements of operations	$ (672,208)	$ (454,724)

The separate account liabilities subject to minimum guaranteed benefits, the gross amount of reserve and the reinsurance reserve credit related to minimum guarantees, by type, at December 31, 2006 and 2005 were as follows:

Guaranteed Minimum
Death Benefit (GMDB)

(In Thousands)
December 31, 2006
	Separate Account Liability	$ 1,512,402
	Gross amount of reserve	5,111
	Reinsurance reserve credit	-

December 31, 2005
	Separate Account Liability	$ 1,662,664
	Gross amount of reserve	7,004
	Reinsurance reserve credit	-

9.	Reinsurance

The Company is involved in both ceded and assumed reinsurance with other companies for the purpose of diversifying risk and limiting exposure on larger risks. To the extent that the assuming companies become unable to meet their obligations under these treaties, the Company remains contingently liable to its policyholders for the portion reinsured. To minimize its exposure to significant losses from retrocessionaire insolvencies, the Company evaluates the financial condition of the retrocessionaire and monitors concentrations of credit risk.

Assumed premiums amounted to $675.1 and $566.5 for the years ended December 31, 2006 and 2005, respectively.

RELIASTAR LIFE INSURANCE COMPANY Notes to Financial Statements Statutory Basis (Dollar amount in millions, unless otherwise stated)

The Company’s ceded reinsurance arrangements reduced certain items in the accompanying financial statements by the following amounts:

	December 31
	2006	2005

	(In Thousands)
Premiums	$ 398,621	$ 393,117
Benefits paid or provided	379,191	395,382
Policy and contract liabilities at year end	2,404,221	2,131,021

The Company does not have any reinsurance agreements in effect under which the reinsurer may unilaterally cancel the agreement.

10. Federal Income Taxes

Effective January 1, 2006, the Company filed a consolidated federal income tax return with its ultimate U.S. parent, ING AIH, a Delaware corporation, and other U.S. affiliates and subsidiaries. The method of tax allocation is governed by a written tax sharing agreement. The tax sharing agreement provides that each member of the consolidated return shall reimburse ING AIH for its respective share of the consolidated federal income tax liability and shall receive a benefit for its losses at the statutory rate.

Current income taxes incurred consist of the following major components:

	Year ended December 31
	2006	2005

	(In Thousands)
Federal tax expense on operations	$ 97,155	$ 86,763
Federal tax (benefit) expense on capital losses	(14,367)	1,527

Total current tax expense incurred	$ 82,788	$ 88,290

RELIASTAR LIFE INSURANCE COMPANY Notes to Financial Statements Statutory Basis (Dollar amount in millions, unless otherwise stated)

The main components of deferred tax assets and deferred tax liabilities are as follows:

	December 31
	2006	2005

	(In Thousands)
Deferred tax assets resulting from book/tax differences in:
Deferred acquisition costs	$ 126,938	$ 124,676
Insurance reserves	157,965	170,433
Investments	18,807	22,812
Compensation and benefits	39,122	35,142
Nonadmitted assets and other surplus items	17,937	20,579
Litigation accruals	20,470	13,054
Costs of collection and loading	7,601	4,388
Other	31,641	25,101

Total deferred tax assets	420,481	416,185
Deferred tax assets nonadmitted	(206,439)	(224,633)

Admitted deferred tax assets	214,042	191,552

Deferred tax liabilities resulting from book/tax differences in:
Investments	8,501	10,192
Deferred and uncollected premium	56,290	52,474
Depreciable assets	18,099	25,756
Unrealized gain on common stocks	16,610	13,772
Insurance reserves	2,876	3,286
Other	-	1,619

Total deferred tax liabilities	102,376	107,099

Net admitted deferred tax asset	$ 111,666	$ 84,453

The change in net deferred income taxes is comprised of the following:

	December 31
	2006	2005	Change

		(In Thousands)
Total deferred tax assets	$ 420,481	$ 416,185	$ 4,296
Total deferred tax liabilities	(102,376)	(107,099)	4,723

Net deferred tax asset	$ 318,105	$ 309,086	9,019

Remove current year change in unrealized gains			2,838

Change in net deferred income tax			11,857
Remove other items in surplus:
Additional minimum pension liability			520
Current year change in nonadmitted assets			(7,418)
Other			(2,070)

Change in deferred taxes for rate reconciliation			$ 2,889

RELIASTAR LIFE INSURANCE COMPANY Notes to Financial Statements Statutory Basis (Dollar amount in millions, unless otherwise stated)

The provision for federal income taxes incurred is different from that which would be obtained by applying the statutory federal income tax rate to income (including capital losses) before income taxes. The significant items causing this difference are:

Year Ended
December 31, 2006

(In Thousands)
Ordinary income	$ 230,315
Capital losses	(18,027)

Total pre-tax book income	$ 212,288

Provision computed at statutory rate	74,301
Dividends received deduction	(19,020)
Interest maintenance reserve	(12,928)
Reinsurance	38,419
Other	(873)

Total	$ 79,899

Federal income taxes incurred	$ 82,788
Change in net deferred income taxes	(2,889)

Total statutory income taxes	$ 79,899

The amount of federal income taxes incurred that will be available for recoupment in the event of future net losses is $21.4 and $71.6 from 2006 and 2005, respectively.

The Company has a payable of $24.6 and $33.9 at December 31, 2006 and 2005, respectively, for federal income taxes under the intercompany tax sharing agreement.

Under prior law, the Company was allowed to defer from taxation a portion of income. Deferred income of $32.6 was accumulated in the Policyholders’ Surplus Account and would only become taxable under certain conditions, which management believed to be remote. In 2004, Congress passed the American Jobs Creation Act of 2004 allowing certain tax-free distributions from the Policyholders’ Surplus Account during 2005 and 2006. During 2006, the Company made a dividend distribution of $35.0 which eliminated the $32.6 balance in the Policyholders Surplus Account and, therefore, eliminated any potential tax on the accumulated balance.

11. Investment in and Advances to Subsidiaries

The Company has two wholly owned insurance subsidiaries at December 31, 2006, ReliaStar Life Insurance Company of New York (“RNY”) and ING Re (UK) Limited. The Company also has three wholly owned noninsurance subsidiaries: NWNL Benefits Corporation, Whisperingwind I, LLC, and Whisperingwind II, LLC and one partially owned noninsurance subsidiary Superior Vision Services, Inc. (“SVS”). (See Subsequent

RELIASTAR LIFE INSURANCE COMPANY Notes to Financial Statements Statutory Basis (Dollar amount in millions, unless otherwise stated)

Event footnote related to SVS). Whisperingwind I, LLC and Whisperingwind II, LLC (“Captives”) were nonadmitted at December 31, 2006 in accordance with SSAP No. 88.

Amounts invested in and advanced to the Company’s subsidiaries are summarized as follows:

	December 31
	2006	2005

	(In Thousands)
Common stock (cost - $208,413 in 2006 and $196,153 in 2005)	$ 330,204	$ 286,170

Summarized financial information for these subsidiaries is as follows:

	December 31
	2006	2005

	(In Thousands)
Revenues	$ 590,335	$ 524,362
Income before net realized gains on investments	18,991	38,186
Net income	18,180	37,755
Admitted assets	3,055,769	2,815,419
Liabilities	2,725,565	2,529,249

The Company received cash dividends from its subsidiary RNY of $27.6 in 2006 and $20.8 in 2005.

The Company created the Captives with initial capital contributions of $0.3 each on October 27, 2006. Additional capital contributions were paid into Whisperingwind I, LLC of $7.1 and Whisperingwind II, LLC of $3.4 on December 14, 2006. The Captives have applied to the South Carolina Department of Insurance for their respective licenses to become special purpose financial captive reinsurance companies. Their applications were pending as of December 31, 2006. Consequently, the Captives have not commenced writing insurance business. Upon approval of the applications and the issuance of the licenses, the Company anticipates entering into reinsurance transactions with each of the Captives.

12. Capital and Surplus

Under Minnesota insurance regulations, the Company is required to maintain a minimum total capital and surplus of $2.0. Additionally, the amount of dividends which can be paid by the Company to its shareholder without prior approval of the Minnesota Division of Insurance is limited to the greater of 10% of statutory surplus or the statutory net gain from operations.

RELIASTAR LIFE INSURANCE COMPANY Notes to Financial Statements Statutory Basis (Dollar amount in millions, unless otherwise stated)

Lion loaned $100.0 to the Company under a surplus note dated December 1, 2001. The surplus note provides, subject to the regulatory constraints discussed below, that (1) it is a surplus note which will mature on September 15, 2021 with principal due at maturity, but payable without penalty, in whole or in part before maturity; (2) interest is payable at a variable rate based upon an annualized yield rate for U.S. Treasury Bonds payable semi-annually; and (3) in the event that the Company is in default in the payment of any required interest or principal, the Company cannot pay cash dividends on its capital stock (all of which is owned directly by Lion). The surplus note further provides that there may be no payment of interest or principal without the express approval of the Minnesota Division of Insurance. For the year ended December 31, 2006 and 2005, interest paid totaled $4.7 and $4.6, respectively. There is no accrued interest for the years ended December 31, 2006 and 2005.

Life and health insurance companies are subject to certain Risk Based Capital (“RBC”) requirements as specified by the NAIC. Under those requirements, the amount of capital and surplus maintained by a life and health insurance company is to be determined based on the various risk factors related to it. At December 31, 2006, the Company meets the RBC requirements.

13. Fair Values of Financial Instruments

In cases where quoted market prices are not available, fair values are based on estimates using present value or other valuation techniques. Those techniques are significantly affected by the assumptions used, including the discount rate and estimates of future cash flows. In that regard, the derived fair value estimates cannot be substantiated by comparison to independent markets and, in many cases, could not be realized in immediate settlement of the financial instrument. Accordingly, the aggregate fair value amounts presented herein do not represent the underlying value of the Company.

Life insurance liabilities that contain mortality risk and all nonfinancial instruments have been excluded from the disclosure requirements. However, the fair values of liabilities under all insurance contracts are taken into consideration in the Company’s overall management of interest rate risk, such that the Company’s exposure to changing interest rates is minimized through the matching of investment maturities with amounts due under insurance contracts.

RELIASTAR LIFE INSURANCE COMPANY Notes to Financial Statements Statutory Basis (Dollar amount in millions, unless otherwise stated)

The carrying amounts and fair values of the Company’s financial instruments are summarized as follows:

			December 31
	2006		2005

	Carrying	Fair	Carrying	Fair
	Amount	Value	Amount	Value

	(In Thousands)
Assets:
Bonds	$ 13,365,486	$ 13,298,650	$ 13,443,308	$ 13,414,287
Preferred stocks	129,773	129,710	52,473	52,442
Unaffiliated common stocks	3,045	3,045	808	808
Mortgage loans	2,134,551	2,135,988	2,216,503	2,254,565
Contract loans	674,130	674,130	664,252	664,252
Derivative securities	2,243	(2,286)	621	9,713
Cash, cash equivalents and
short-term investments	341,241	341,241	182,231	182,231
Separate account assets	3,688,327	3,688,327	4,078,427	4,078,427
Liabilities:
Policyholder dividends	14,186	14,186	12,555	12,555
Separate account liabilities	3,686,705	3,686,705	4,075,675	4,075,675
Payable for securities	-	-	10,039	10,039

The following methods and assumptions were used by the Company in estimating the fair value disclosures for financial instruments in the accompanying financial statements and notes thereto:

Cash and short-term investments: The carrying amounts reported in the accompanying Balance Sheets for these financial instruments approximate their fair values.

Bonds and equity securities: The fair values for bonds, preferred stocks and common stocks reported herein are based on quoted market prices, where available. For securities not actively traded, fair values are estimated using values obtained from independent pricing services or, in the case of private placements, are estimated by discounting the expected future cash flows. The discount rates used vary as a function of factors such as yield, credit quality, and maturity, which fall within a range between 3.4% and 13.0% over the total portfolio. Fair values determined on this basis can differ from values published by the SVO. Fair value as determined by the SVO as of December 31, 2006 and 2005 is $13.9 billion and $13.8 billion, respectively.

Mortgage loans: Estimated market values for commercial real estate loans were generated using a discounted cash flow approach. Loans in good standing are discounted using interest rates determined by U.S. Treasury yields on December 31

RELIASTAR LIFE INSURANCE COMPANY Notes to Financial Statements Statutory Basis (Dollar amount in millions, unless otherwise stated)

and spreads applied on new loans with similar characteristics. The amortizing features of all loans are incorporated in the valuation. Where data on option features is available, option values are determined using a binomial valuation method, and are incorporated into the mortgage valuation. Restructured loans are valued in the same manner; however, these loans were discounted at a greater spread to reflect increased risk. All residential loans are valued at their outstanding principal balances, which approximate their fair values.

Residual collateralized mortgage obligations: Residual collateralized mortgage obligations are included in the other invested assets balances. Fair values are based on independent pricing sources.

Derivative financial instruments: Fair values for on-balance sheet derivative financial instruments (caps, options and floors) and off-balance sheet derivative financial instruments (swaps) and forwards are based on broker/dealer valuations or on internal discounted cash flow pricing models taking into account current cash flow assumptions and the counterparties’ credit standing.

Investment in surplus notes: Estimated fair values in surplus notes were generated using a discounted cash flow approach. Cash flows were discounted using interest rates determined by U.S. Treasury yields on December 31 and spreads applied on surplus notes with similar characteristics.

Guaranteed investment contracts: The fair values of the Company’s guaranteed investment contracts are estimated using discounted cash flow calculations, based on interest rates currently being offered for similar contracts with maturities consistent with those remaining for the contracts being valued.

Other investment–type insurance contracts: The fair values of the Company’s deferred annuity contracts are estimated based on the cash surrender values of the contracts. The carrying values of other policyholder liabilities, including individual and group annuities, policyholder dividends and deposit-type contracts, approximate their fair values.

The carrying value of all other financial instruments approximates their fair value.

14. Commitments and Contingencies

The Company is involved in threatened or pending lawsuits/arbitrations arising from the normal conduct of business. Due to the climate in insurance and business litigation/arbitration, suits against the Company sometimes include claims for substantial compensatory, consequential or punitive damages and other types of relief. Moreover, certain claims are asserted as class actions, purporting to represent a group of similarly situated individuals. While it is not possible to forecast the outcome of such

RELIASTAR LIFE INSURANCE COMPANY Notes to Financial Statements Statutory Basis (Dollar amount in millions, unless otherwise stated)

lawsuits/arbitrations, in light of existing insurance, reinsurance and established reserves, it is the opinion of management that the disposition of such lawsuits/arbitrations will not have a materially adverse effect on the Company’s operations or financial position.

Guarantee Agreement: The Company, effective January 2002, entered into a Guarantee Agreement with two other ING affiliates whereby it is jointly and severally liable for a $250.0 obligation of another ING affiliate, Security Life of Denver International Limited (“SLDI”). The Company’s Board of Directors approved this transaction on April 25, 2002. The two other affiliated life insurers were Security-Connecticut Life Insurance Company (subsequently merged into the Company on October 1, 2003), and Security Life of Denver Insurance Company. The joint and several guarantees of the two remaining insurers are capped at $250.0.

Investment Purchase Commitments

As part of its overall investment strategy, the Company has entered into agreements to purchase securities of $122.4 and $119.2 at December 31, 2006 and 2005, respectively. The Company is also committed to provide additional capital contributions of $166.4 and $61.3 in limited partnerships at December 31, 2006 and 2005, respectively.

Operating Leases

The Company leases office space under various noncancelable operating lease agreements that expire through April 2014. Rental expense for 2006 and 2005 was approximately $10.7 and $10.0, respectively.

Future minimum aggregate rental commitments under operating leasing arrangements as of December 31, 2006, are as follows:

Year ending
December 31	Commitments

(In Thousands)
2007	$ 6,896
2008	6,525
2009	2,396
2010	457
2011	198
Thereafter	20

Certain rental commitments have renewal options extending through the year 2014 subject to adjustments in future periods.

Lessor Leases

The Company owns or leases numerous sites that are leased or subleased to franchisees. Buildings owned or leased that meet the criteria for operating leases are carried at the

RELIASTAR LIFE INSURANCE COMPANY Notes to Financial Statements Statutory Basis (Dollar amount in millions, unless otherwise stated)

gross investment in the lease less unearned income. Unearned income is recognized in such a manner as to produce a constant periodic rate of return on the net investment. The typical lease period is 20 years and some leases contain renewal options. The franchisee is responsible for the payment of property taxes, insurance and maintenance costs related to the leased property. The cost of these properties are $147.2 at December 31, 2006, with accumulated depreciation of $83.7.

Future minimum lease payment receivables under noncancelable operating leasing arrangements as of December 31, 2006 are as follows:

Year ending	Future minimum Lease
December 31	Payment Receivables

(In Thousands)
2007	$ 11,670
2008	10,007
2009	6,036
2010	3,235
2011	1,946
Thereafter	3,225

Contingent rentals included in income for the years ended December 31, 2006 and 2005 amounted to $11.5 and $11.9, respectively. The net investment is classified as real estate.

Legal Proceedings

The Company is involved in threatened or pending lawsuits/arbitrations arising from the normal conduct of business. Due to the climate in insurance and business litigation/arbitration, suits against the Company sometimes include claims for substantial compensatory, consequential or punitive damages and other types of relief. Moreover, certain claims are asserted as class actions, purporting to represent a group of similarly situated individuals. While it is not possible to forecast the outcome of such lawsuits/arbitrations, in light of existing insurance, reinsurance and established reserves, it is the opinion of management that the disposition of such lawsuits/arbitrations will not have a materially adverse effect on the Company’s operations or financial position.

Regulatory Matters

As with many financial services companies, the Company and its affiliates have received informal and formal requests for information from various state and federal governmental agencies and self-regulatory organizations in connection with inquiries and investigations of the products and practices of the financial services industry. In each case, the Company and its affiliates have been and are providing full cooperation.

RELIASTAR LIFE INSURANCE COMPANY Notes to Financial Statements Statutory Basis (Dollar amount in millions, unless otherwise stated)

Insurance and Retirement Plan Products and Other Regulatory Matters

The New York Attorney General, other federal and state regulators and self-regulatory agencies are also conducting broad inquiries and investigations involving the insurance and retirement industries. These initiatives currently focus on, among other things, compensation, revenue sharing, and other sales incentives; potential conflicts of interest; potential anti-competitive activity; reinsurance; marketing practices; specific product types (including group annuities and indexed annuities); and disclosure. It is likely that the scope of these industry investigations will further broaden before they conclude. The Company and certain of its U.S. affiliates have received formal and informal requests in connection with such investigations, and are cooperating fully with each request for information. Some of these matters could result in regulatory action involving the Company. These initiatives also may result in new legislation and regulation that could significantly affect the financial services industry, including businesses in which the Company is engaged. In light of these and other developments, U.S. affiliates of ING, including the Company, periodically review whether modifications to their business practices are appropriate.

Investment Product Regulatory Issues

Since 2002, there has been increased governmental and regulatory activity relating to mutual funds and variable insurance products. This activity has primarily focused on inappropriate trading of fund shares; directed brokerage; compensation; sales practices, suitability, and supervision; arrangements with service providers; pricing; compliance and controls; adequacy of disclosure; and document retention.

In addition to responding to governmental and regulatory requests on fund trading issues, ING management, on its own initiative, conducted, through special counsel and a national accounting firm, an extensive internal review of mutual fund trading in ING insurance, retirement, and mutual fund products. The goal of this review was to identify any instances of inappropriate trading in those products by third parties or by ING investment professionals and other ING personnel.

The internal review identified several isolated arrangements allowing third parties to engage in frequent trading of mutual funds within the variable insurance and mutual fund products of ING, and identified other circumstances where frequent trading occurred despite measures taken by ING intended to combat market timing. Each of the arrangements has been terminated and disclosed to regulators, to the independent trustees of ING Funds (U.S.) and in reports previously filed by affiliates of the Company with the Securities and Exchange Commission (“SEC”) pursuant to the Securities Exchange Act of 1934, as amended.

Action may be taken by regulators with respect to the Company or certain affiliates before investigations relating to fund trading are completed. The potential outcome of such action is difficult to predict but could subject the Company or certain affiliates to adverse

RELIASTAR LIFE INSURANCE COMPANY Notes to Financial Statements Statutory Basis (Dollar amount in millions, unless otherwise stated)

consequences, including, but not limited to, settlement payments, penalties, and other financial liability. It is not currently anticipated, however, that the actual outcome of any such action will have a material adverse effect on ING or ING’s U.S. based operations, including the Company.

ING has agreed to indemnify and hold harmless the ING Funds from all damages resulting from wrongful conduct by ING or its employees or from ING’s internal investigation, any investigations conducted by any governmental or self-regulatory agencies, litigation or other formal proceedings, including any proceedings by the SEC. Management reported to the ING Funds Board that ING management believes that the total amount of any indemnification obligations will not be material to ING or ING’s U.S. based operations, including the Company.

15. Financing Agreements

The Company maintains a revolving loan agreement with Bank of New York (“BONY”). Under this agreement, the Company can borrow up to $100.0 from BONY. Interest on any Company borrowing accrues at an annual rate equal to: (1) the cost of funds for BONY for the period applicable for the advance plus 0.4%, or (2) a rate quoted by BONY to the Company for the borrowing. Under this agreement, the Company incurred minimal interest expense for the years ended December 31, 2006 and 2005, respectively. At December 31, 2006 and 2005, the Company had no amounts payable to BONY.

The Company maintains a line of credit agreement with PNC Bank. Under this agreement, the Company can borrow up to $75.0. Borrowings are guaranteed by ING AIH, with maximum aggregate borrowings outstanding at any time to ING AIH and its affiliates of $75.0 Under this agreement, the Company incurred minimal interest expense for the year ended December 31, 2006 and 2005. The Company had no amounts payable to PNC at December 31, 2006 and 2005.

The Company maintains a line of credit agreement with Svenska Handelsbanken. Under this agreement, the Company can borrow up to $100.0 from Svenska. Borrowings are guaranteed by ING AIH, with maximum aggregate borrowings outstanding at any time to ING AIH and its affiliates of $100.0. Under this agreement, the Company incurred minimal interest expense for the year ended December 31, 2006. At December 31, 2006, the Company had no borrowings under this agreement. This agreement was not in affect at December 31, 2005.

The Company borrowed $2.2 billion and repaid $2.2 billion in 2006 and borrowed $3.2 billion and repaid $3.2 billion in 2005. These borrowings were on a short-term basis, at an interest rate that approximated current money market rates and exclude borrowings from reverse dollar repurchase agreements. Interest paid on borrowed money was $.5 and $.8 during 2006 and 2005, respectively. Interest paid includes reciprocal loan interest discussed in “Related Party Transactions” note.

RELIASTAR LIFE INSURANCE COMPANY Notes to Financial Statements Statutory Basis (Dollar amount in millions, unless otherwise stated)

The Company is the beneficiary of letters of credit totaling $265.3; terms of the letters of credit provide for automatic renewal for the following year at December 31, unless otherwise canceled or terminated by either party to the financing. The letters were unused during both 2006 and 2005.

16. Related Party Transactions

Affiliates: Management and services contracts and all cost sharing arrangements with other affiliated ING U.S. life insurance companies are allocated among companies in accordance with systematic cost allocation methods.

Assets and liabilities, and the related revenues and expenses recorded as a result of transactions and agreements with affiliates, may not be the same as those recorded if the Company was not a wholly-owned subsidiary of its parent.

Administrative Services Agreement: The Company has entered into a services agreement with certain of its affiliated insurance companies in the United States (“affiliated insurers”) whereby the affiliated insurers provide certain administrative, management, professional, advisory, consulting and other services to each other. Net amount paid under these agreements was $219.5 and $172.6 for the years ended December 31, 2006 and 2005, respectively.

Investment Management: The Company has entered into an investment advisory agreement and an administrative services agreement with ING Investment Management, LLC (“IIM”) under which IIM provides the Company with investment management and asset/liability management services. Total fees under the agreement were approximately $50.4 and $49.2 for the years ended December 31, 2006 and 2005, respectively.

Reciprocal Loan Agreement: The Company maintains a reciprocal loan agreement with ING AIH to facilitate the handling of unusual and/or unanticipated short–term cash requirements. Under this agreement, which expires December 31, 2010, the Company and ING AIH can borrow up to 2.0% of the Company’s net admitted assets as of December 31 of the preceding year from one another. Interest on any borrowing is charged at the rate of ING AIH's cost of funds for the interest period plus .2%. Interest on any ING AIH borrowings is charged at a rate based on the prevailing interest rate of U.S. commercial paper available for purchase with a similar duration. Under this agreement, the Company incurred interest expense of $.4 and $.7 and earned interest income of $4.6 and $1.0 for the years ended December 31, 2006 and 2005, respectively. At December 31, 2006, the Company had no amounts payable to ING AIH and $133.4 receivable from ING AIH, which is recorded in other invested assets on the Balance Sheets.

Tax Sharing Agreements: The Company has entered into federal tax sharing agreements with members of an affiliated group as defined in Section 1504 of the Internal Revenue

RELIASTAR LIFE INSURANCE COMPANY Notes to Financial Statements Statutory Basis (Dollar amount in millions, unless otherwise stated)

Code of 1986, as amended. The agreement provides for the manner of calculation and the amounts/timing of the payments between the parties as well as other related matters in connection with the filing of consolidated federal income tax returns. The Company has also entered into a state tax sharing agreement with ING AIH and each of the specific subsidiaries that are parties to the agreement. The state tax agreement applies to situations in which ING AIH and all or some of the subsidiaries join in the filing of a state or local franchise, income tax or other tax return on a consolidated, combined or unitary basis.

Customer Services Agreement: The Company has entered into a services agreement with ING Financial Advisers, LLC (“ING FA”) to provide certain administrative, management, professional advisory, consulting and other services to the Company for the benefit of its customers. Charges for these services are to be determined in accordance with fair value and reasonable standards with neither party realizing a profit nor incurring a loss as a result of the services provided to the Company. The Company will reimburse ING FA for direct and indirect costs incurred on behalf of the Company.

Surplus notes: On December 29, 2004, ING USA Annuity and Life Insurance Company (“ING USA”) issued a 6.3% surplus note in the amount of $175.0 to the Company. The note matures on December 29, 2034. Payment of the note and related accrued interest is subordinate to payments due to policyholders, claimant and beneficiary claims, as well as debt owed to all other classes of debtors, other than surplus note holders, of the Company in the event of (1) the institution of bankruptcy, reorganization, insolvency or liquidation proceedings by or against the Company, or (2) the appointment of a Trustee, receiver or other Conservator for a substantial part of the Company’s properties. Any payment of principal and/or interest made is subject to the prior approval of the Iowa Insurance Commissioner. For the year ended December 31, 2006, there was no interest paid or accrued.

Capital Transactions: During the year ended December 31, 2006, the Company received a capital contribution of $200.0.

17. Guaranty Fund Assessments

Insurance companies are assessed the costs of funding the insolvencies of other insurance companies by the various state guaranty associations, generally based on the amount of premium companies collect in that state. The Company accrues the cost of future guaranty fund assessments based on estimates of insurance company insolvencies provided by the National Organization of Life and Health Insurance Guaranty Associations (“NOLHGA”) and the amount of premiums written in each state. The Company has recorded $5.0 and $5.2 for this liability in accounts payable and accrued expenses as of December 31, 2006 and 2005, respectively. The Company has also recorded an asset in other assets of $3.8 and $4.3 as of December 31, 2006 and 2005, respectively, for future credits to premium taxes for assessments already paid.

RELIASTAR LIFE INSURANCE COMPANY Notes to Financial Statements Statutory Basis (Dollar amount in millions, unless otherwise stated)

18. Unpaid Accident and Health Claims

The change in the liability for unpaid accident and health claims and claim adjustment expenses is summarized as follows:

	2006	2005

	(In Thousands)
Balance at January 1	$ 1,383,413	$ 1,326,578
Less reinsurance recoverables	84,102	58,258

Net balance at January 1	1,299,311	1,268,320

Incurred related to:
Current year	503,149	423,034
Prior years	8,187	(6,651)

Total incurred	511,336	416,383

Paid related to:
Current year	188,754	157,356
Prior years	274,385	228,036

Total paid	463,139	385,392

Net balance at December 31	1,347,508	1,299,311
Plus reinsurance recoverables	66,414	84,102

Balance at December 31	$ 1,413,922	$ 1,383,413

The liability for unpaid accident and health claims and claim adjustment expenses is included in accident and health reserves and unpaid claims on the Balance Sheets.

19. Retrospectively Rated Contracts

The Company estimates accrued retrospective premium adjustments for its group life and health insurance business through a mathematical approach using an algorithm of the Company’s underwriting rules and experience rating practices. The amount of net premiums written by the Company at December 31, 2006, that are subject to retrospective rating features are $95.9, that represented 11% of the total net group life premiums and $15.8, that represented 1% of the total net group health premiums written. The amount of net premiums written by the Company at December 31, 2005, that are subject to retrospective rating features are $99.0 that represented 12% of the total net group life premiums and $6.0, that represented 1% of the total net group heath premiums written. No other net premiums written by the Company are subject to retrospective rating features in either 2006 or 2005.

RELIASTAR LIFE INSURANCE COMPANY Notes to Financial Statements Statutory Basis (Dollar amount in millions, unless otherwise stated)

20.	Direct Premium Written/Produced by Managing General Agents/Third Party Administrators

	Name of Managing		Type of	Type of	Total Direct
	General Agent or Third	Exclusive	Business	Authority	Premiums
	Party Administrator	Contract	Written	Granted	Written

(In Thousands)
	ReliaStar Record Keeping	Yes	Group Annuity	Payment	$ 108,640
	ING Mid Atlantic Service Center	Yes	Deferred Compensation	Payment	91,973

The aggregate amount of premiums written through managing general agents or third party administrators during 2006 is $218.8.

21. Subsequent Events

Effective January 15, 2007, the Company entered into a Stock Purchase Agreement with SVS, a Delaware corporation, and Bolle, Inc., a Delaware corporation, pursuant to which SVS purchased all of the Company's right, title and interest in and to all the shares of SVS owned by the Company for a purchase price of $33.8 and according to the terms described in the Agreement. The transaction closed, pursuant to its terms, on January 26, 2007. The Company expects a gain of $30.7 to be reported in 2007.

22. September 11 Events

The terrorist attacks of September 11, 2001 (the September 11 events), resulted in a tremendous loss of life and property. Secondarily, those events interrupted the business activities of many entities and disrupted the U.S. economy at many levels. In the past, businesses have incurred losses as a result of catastrophes such as earthquakes, hurricanes and even other terrorist attacks. However, the September 11 events are unprecedented in the United States in terms of the magnitude of the losses incurred and the number of entities affected. The following disclosures relating to the September 11 events are required:

As of December 31, 2006, the Company had estimated gross reinsurance claims of approximately $125.8 for personal accident coverage, $181.7 for workers compensation coverage and retrocession recoveries of $105.5 for net incurred claims of $202.0 from the events of September 11, 2001. The remaining retrocession recoveries at December 31, 2006 were approximately $19.4.

As of December 31, 2005, the Company had estimated gross reinsurance claims of approximately $124.7 for personal accident coverage, $192.2 for workers compensation coverage and retrocession recoveries of $103.4 for net incurred claims of $213.5 from the events of September 11, 2001. The remaining retrocession recoveries at December 31, 2005 were approximately $17.5.

RELIASTAR LIFE INSURANCE COMPANY Notes to Financial Statements Statutory Basis (Dollar amount in millions, unless otherwise stated)

The Company notes that uncertainty remains regarding claim submissions and the number of occurrences from the events of September 11, 2001, but has recorded its best estimate as the current claim reserve reported as of December 31, 2006.

The September 11, 2001 impact is based on Company estimates using information obtained from ceding companies and an external consultant. It is reasonably possible that a change in the Company’s estimate will occur in the near term but the possible range of change cannot be determined.

The Company does not have any environmental remediation obligations.